UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Soliciting Material under § 240.14a-12

WORKDAY, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

workday.

2026
Annual Report

Reimagine how work gets done.

Letter from our Co-Founder and Chief Executive Officer
Dear Stockholders,
It’s both humbling and energizing to step back into the CEO role at such a pivotal time for Workday and our industry. AI is reshaping how work gets done, and I believe Workday can once again redefine enterprise software.
Great companies don’t just win in one generation of technology. They stand the test of time and lead through multiple waves. We won in the cloud, and now we have the opportunity to win again in AI. I genuinely believe this shift will be even bigger than what we captured in the cloud era.
As we look ahead, Workday is entering a new chapter that will be defined by AI and innovation.
Our first chapter was our founding in 2005, built on the idea of HR and Finance in the cloud and on a set of core values that still guide us today. The second was a period of hypergrowth and product leadership. The third, beginning in 2023, was about operational excellence and efficiency as we grew into a Fortune 500 company. Carl Eschenbach brought the rigor and discipline we needed for that chapter, and I’m personally grateful for his partnership.
Now we’ve entered chapter four. AI is a once-in-a-generation opportunity to transform HR and Finance, and Workday is uniquely positioned to lead it.
We’re entering this chapter with a strong foundation. In fiscal 2026, Workday delivered $9.552 billion in total revenues, up 13.1% year over year, and $8.833 billion in subscription revenues, up 14.5%, while expanding non-GAAP operating margin to 29.6%. Those results reflect the trust our more than 11,500 customers place in Workday to run the most important aspects of their business, their people and their money. That trust matters even more in the AI era.
Workday operates at the heart of the enterprise, in HR, Finance and IT, where the margin for error is effectively zero. When payroll runs, the books close, or compliance is on the line, almost right is not good enough.
Our opportunity is to bring together the deterministic business processes we run today with the power of AI, tightly coupled, responsible, and built to deliver meaningful ROI for our customers. Sana from Workday is central to that strategy. Already integrated into the Workday stack, Sana is both a new AI experience and a powerful way to connect, orchestrate, and manage AI agents across the enterprise, all using the same security, permissions, and audit framework our customers already trust.
Over the past year, we experienced accelerating adoption of our acquired agents. Looking ahead, the agents we’re building organically on top of Workday, deeply embedded in our core, will be an increasingly important driver of our growth.
How we lead matters as much as what we build. Since returning, one thing is very clear to me: our values must remain central to our path forward, with employees as our #1 core value. If we get that right, we will innovate better, serve our customers better, and execute better.
It is an incredibly exciting time to be leading Workday. I’m grateful for the confidence you’ve placed in us. Let’s go win, the Workday way.
Sincerely,
Aneel Bhusri Co-Founder, Chief Executive Officer, and Chair

WORKDAY, INC.
6110 STONERIDGE MALL ROAD
PLEASANTON, CALIFORNIA 94588
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
Date	Tuesday, June 16, 2026	Location Online at www.virtualshareholdermeeting.com/WDAY2026
Time	9:00 AM (Pacific Daylight Time)	Who Can Vote Stockholders of record as of April 17, 2026
The 2026 Annual Meeting of Stockholders (“Annual Meeting”) of Workday, Inc., a Delaware corporation (referred to as “Workday,” “we,” “us,” and “our”) will be held via live audio webcast on Tuesday, June 16, 2026, at 9:00 a.m. PDT to consider the Items of Business listed below and more fully described in the accompanying Proxy Statement. The Annual Meeting is being held in a virtual format to enhance stockholder engagement, enable improved communication, and allow access to all stockholders regardless of geographic location.
Items of Business
1.
To elect four nominees to our Board of Directors to serve as Class II directors until the 2029 Annual Meeting of Stockholders;

2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027;

3.
To approve, on an advisory basis, the compensation paid to Workday’s named executive officers;

4.
To approve the amendment and restatement of our 2022 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance;

5.
To approve the amendment and restatement of our 2012 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance;

6.
To consider and vote upon a stockholder proposal regarding disclosure of employee retention rates by demographic category; and

7.
To consider and vote upon a stockholder proposal regarding disclosure of voting results based on share class.

We will also transact any other business that may properly come before the Annual Meeting, although we are not aware of any such business as of the date of this Proxy Statement.
All stockholders of record at the close of business on April 17, 2026 — which the Board of Directors has established as the record date — are entitled to vote on the above items and to attend the Annual Meeting. Beginning on or about May 5, 2026, a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) is being mailed to stockholders of record. It contains instructions on how to access the Proxy Statement for our Annual Meeting and our Annual Report to Stockholders on Form 10-K for our fiscal year ended January 31, 2026 (together, the “proxy materials”) online at www.proxyvote.com. The Internet Notice also includes instructions on how to vote online, as well as how to receive a paper or email copy of the proxy materials, which will include instructions on voting by telephone or mail, as applicable.
You will be able to listen to the Annual Meeting, submit your questions, and vote during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/WDAY2026 and entering the 16-digit control number provided to you. Further details about voting and attending the Annual Meeting are set forth in the Questions and Answers section beginning on page 98 of the Proxy Statement.
If you have any questions regarding this information or the proxy materials, please visit our website at investor.workday.com or contact our Investor Relations department via email at IR@workday.com.
YOUR VOTE IS IMPORTANT Whether or not you plan to join our virtual Annual Meeting, please vote as promptly as possible to ensure your representation at the meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2026: THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT www.proxyvote.com
We appreciate your continued support of Workday and look forward to receiving your proxy.
By order of the Board of Directors,
Aneel Bhusri
Co-Founder, Chief Executive Officer,
and Chair of the Board
May 5, 2026

Solicitation of Proxies	102
Fiscal 2026 Annual Report	102
OTHER MATTERS	102
APPENDIX A: Amended and Restated 2022 Equity Incentive Plan	A-1
APPENDIX B: Amended and Restated 2012 Employee Stock Purchase Plan	B-1

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements, which are subject to safe harbor protection under the Private Securities Litigation Reform Act of 1995. All statements contained in this report other than statements of historical fact, including statements regarding our strategies and objectives, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” and similar expressions are intended to identify forward-looking statements. Risk factors that could cause actual results to differ are set forth in the “Risk Factors” section of, and elsewhere in, our Annual Report on Form 10-K for the fiscal year ended January 31, 2026, and our other filings with the Securities and Exchange Commission (“SEC”). All forward-looking statements are based on management’s estimates, projections, and assumptions as of the date hereof. Although we believe that the forward-looking statements are reasonable, we cannot guarantee future results, levels of activities, performance, or achievements. We undertake no duty to update any of these forward-looking statements after the date of this Proxy Statement or to conform these statements to actual results or revised expectations, except as required by law.
TRADEMARKS
Workday, the Workday logo, Peakon, and VIBE are trademarks of Workday, Inc., which may be registered in the United States and elsewhere. Other trademarks, service marks, or trade names appearing in this Proxy Statement are the property of their respective owners.
NO INCORPORATION OF WEBSITES BY REFERENCE
This Proxy Statement includes several website addresses. These are intended to provide inactive, textual references only, and the information on these websites is not a part of this Proxy Statement.
FISCAL YEAR
Our fiscal year ends on January 31. References to “fiscal 2026,” for example, refer to the fiscal year ended January 31, 2026.

PROXY STATEMENT SUMMARY
This Proxy Statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Workday, also referred to as the “Board,” for use at the 2026 Annual Meeting of Stockholders. The below summary highlights the proposals to be acted on, as well as selected information about our corporate governance, executive compensation, and business. We encourage you to read the entire Proxy Statement for more information prior to voting.
2026 ANNUAL MEETING OF STOCKHOLDERS
Date and Time:	June 16, 2026, 9:00 a.m. Pacific Daylight Time
Location:	The Annual Meeting will be held online at www.virtualshareholdermeeting.com/WDAY2026 via a live audio webcast. You will not be able to attend the Annual Meeting in person.
Record Date:	April 17, 2026
Meeting Access:
Stockholders who held shares of our common stock as of the record date will be able to access and vote at the Annual Meeting by using the 16-digit control number included in the Internet Notice or with the proxy materials they received. Others may also access and listen to the virtual meeting via the link above but are not eligible to vote.

Who Can Vote:
Holders of record of our Class A and Class B common stock as of the record date are entitled to vote. Our Class A common stock, which is publicly traded, has one vote per share. Our Class B common stock, which is primarily held by certain of our executive officers, directors, and other affiliates, has 10 votes per share. We strongly encourage all stockholders to vote and to do so as promptly as possible.

How to Vote:
Below are the ways stockholders who held shares of our common stock as of the record date can vote ahead of and during the Annual Meeting. If you only received an Internet Notice, you can vote online. If you received a copy of the proxy materials, you can vote online, by phone, or by mail following the instructions provided. If you hold your shares through a broker, bank, or other nominee, you should receive a voting instruction form that contains voting instructions.

HOW TO VOTE (requires the 16-digit control number included in your Internet Notice, proxy card, or voting instruction form)
ONLINE BEFORE ANNUAL MEETING	PHONE (if you received proxy materials)	MAIL (if you received proxy materials)	ONLINE DURING ANNUAL MEETING

Go to www.proxyvote.com until 11:59 p.m. EDT on June 15, 2026	Call toll-free at 1-800-690-6903 until 11:59 p.m. EDT on June 15, 2026	Complete and mail your proxy card so it is received prior to the Annual Meeting	Go to www.virtualshareholdermeeting.com/ WDAY2026
Please see the “Questions and Answers” section beginning on page 98 for additional information about the Annual Meeting, voting, and other procedures.
2026 Proxy Statement | 1

PROXY STATEMENT SUMMARY
PROPOSALS AND BOARD RECOMMENDATIONS
PROPOSALS	BOARD RECOMMENDATION	FURTHER DETAILS

1.
To elect to our Board of Directors the following four nominees to serve as Class II directors until the 2029 Annual Meeting of Stockholders: Wayne A.I. Frederick, M.D., Mark J. Hawkins, Rhonda J. Morris, and George J. Still, Jr.

	“FOR” each director nominee	Pages 8-20
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027	“FOR”	Pages 21-22
3. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement	“FOR”	Page 23
4. To approve the amendment and restatement of our 2022 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance	“FOR”	Pages 24-31
5. To approve the amendment and restatement of our 2012 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance	“FOR”	Pages 32-35
6. To consider and vote upon a stockholder proposal regarding disclosure of employee retention rates by demographic category	“AGAINST”	Pages 36-38
7. To consider and vote upon a stockholder proposal regarding disclosure of voting results based on share class	“AGAINST”	Pages 39-40
ELECTION OF DIRECTORS AND GOVERNANCE
Our Board of Directors oversees areas significant to Workday’s business and affairs, such as risk management and strategy, helping to ensure we operate effectively and ethically and in the best interests of our stockholders. The Board is organized into three classes, with the members of each class up for election once every three years. The Board monitors and reviews with management both the performance of Workday (in relation to its financial objectives, major goals, strategies, and competitors) and Workday’s long-term strategic business plans, as well as other pertinent issues affecting our company.
Our Board recommends that you vote FOR each of the below nominees to serve as Class II directors until the 2029 Annual Meeting of Stockholders.
NOMINEES	DIRECTOR SINCE	INDEPENDENT	CURRENT COMMITTEES
Wayne A.I. Frederick, M.D., 54 Interim President, Howard University	2022		Nominating and Governance
Mark J. Hawkins, 67 Former President & Chief Financial Officer, Salesforce, Inc.	2023		Audit, Nominating and Governance
Rhonda J. Morris, 60 Former Vice President & Chief Human Resources Officer, Chevron Corporation	2025		Compensation
George J. Still, Jr., 68 Partner Emeritus, Norwest Venture Partners	2009		Compensation, Investment
2 | workday.com

PROXY STATEMENT SUMMARY
Board Highlights as of May 5, 2026 Our Board 11 Members 3 Women 8 Men Age 62 Average Age Age 50-60 5 Directors Age 61-70 5 Directors Age 71+ Age 1 Director Tenure ~7.75 Years Average > 10 years 4 Directors 4-10 years 2 Directors <4 years 5 Directors 10 of 11 Directors are Independent 55% of all Directors are Women or Minorities Director Experience and Qualifications Technology 8 Directors Cybersecurity or Privacy 5 Directors Artificial Intelligence or Emerging Tech 6 Directors Global Business Operations 9 Directors Business Development or Strategy7 Directors Sales, Marketing, or Brand Building 8 Directors Human Capital Management 9 Directors Finance or Accounting 7 Directors Executive Leadership 11 Directors Other Public Company Board Service 10 Directors
Governance Highlights
We are committed to effective corporate governance that is informed by our stockholders, promotes the long-term interests of our key stakeholders, and strengthens Board and management accountability. Our governance structure fosters transparency and provides a clear framework for ethical decision-making, risk management, and regulatory compliance. Some highlights of our governance program include:
Lead Independent Director	Annual Board and Committee Evaluations
Ongoing Board Refreshment — Three New Directors Added in the Last Two Fiscal Years and recent rotation of Lead Independent Director role	Ongoing Board and Executive Succession Planning
Ongoing Board Committee Refreshment	Majority Voting for Directors
Highly Independent Board (10 of 11 Directors)	Frequent Executive Sessions of Independent Directors
100% Independent Committees	Robust Stock Ownership Guidelines for Directors and Executives
Board Composition Reflects Well-Rounded Range of Backgrounds, Experiences, Skills, and Tenure	Clawback Policy for Executives that Exceeds Nasdaq Global Select Market Listing Requirements
Highly Engaged Board Oversight of Critical Risk Areas	Annual Advisory Vote to Approve Executive Compensation
Continuing Director Education	Proactive Stockholder Outreach and Year-Round Engagement Program
2026 Proxy Statement | 3

PROXY STATEMENT SUMMARY
Stockholder Engagement
Our Board of Directors values and takes seriously the views of our stockholders. Our Board regularly reviews our governance and executive compensation policies and practices, risk and strategy oversight, and culture and human capital programs, and takes the perspectives of our stockholders into account as it considers appropriate changes. In addition to our Annual Meeting each year, we provide stockholders with meaningful opportunities to deliver feedback on areas such as our corporate governance, compensation programs, and responsible artificial intelligence (“AI”) practices through our year-round stockholder engagement program. Our proactive stockholder engagement allows for an open dialogue with our stockholders, promoting transparency and accountability.
Year-Round Engagement Cycle

Winter/Spring

Assess Stockholder Feedback and Prepare Disclosures

- Review stockholder feedback and consider updates to governance and executive compensation practices and disclosures
- Prepare and publish Annual Report
- Prepare and publish Proxy Statement

Spring/Summer

Hold Annual Meeting

- Engage with stockholders about proxy matters, respond to questions, and solicit support for Board recommendations
- Review proxy advisory firms' analyses of voting matters
- Hold Annual Meeting of Stockholders in June
- Post recording of Annual Meeting, including Q&A from stockholders, on our Investor Relations website
- Receive and publish voting results

Summer/Fall

Consider Meeting Results

- Consider Annual Meeting voting results, investor feedback, governance best practices, and regulatory developments and discuss such results, feedback, and updates with the Board and committees
- Plan stockholder outreach and prioritize focus areas
- Prepare for Workday Rising and annual Financial Analyst Day

Fall/Winter

Conduct Stockholder Outreach

- Hold Workday Rising, including Financial Analyst Day
- Engage in proactive stockholder outreach to discuss developments in Workday's business, board composition, corporate governance, and other topics important to stockholders

Our Investor Relations team regularly meets with investors and investment analysts. Meetings often include participation from our legal, executive compensation, environmental sustainability, and responsible AI business leaders, as well as an independent director, upon request. Our legal team regularly communicates topics discussed and stockholder feedback to senior management and the Board for consideration in their decision-making. We also engage with proxy advisory firms to discuss our programs and stockholder feedback and learn about key focus areas their clients are raising. Our quarterly earnings calls provide stockholders with an opportunity to hear about our financial results and corporate strategy.
4 | workday.com

PROXY STATEMENT SUMMARY
Below is a summary of our engagement with stockholders since we filed our 2025 Proxy Statement.
We intend to continue the dialogue with our stockholders on the matters listed above and others, and will consider stockholder feedback along with best practices, market standards, and applicable regulations in making governance and other key board decisions.
EXECUTIVE COMPENSATION PROGRAM
We operate in a highly competitive and rapidly evolving market, and we expect competition among companies in our market to continue to increase. Our ability to compete and succeed in this environment is directly correlated to our ability to recruit, incentivize, and retain the talent necessary to execute against our business objectives. Our compensation philosophy is therefore designed to establish and maintain a compensation program that attracts, motivates, and rewards talented individuals who possess the skills necessary to support and lead our near-term objectives and create long-term value for our stockholders, expand our business, and assist in the achievement of our strategic goals. The key elements of our total rewards philosophy include:
Attract and retain talent	Focus on innovation and performance	Alignment with stockholders
2026 Proxy Statement | 5

PROXY STATEMENT SUMMARY
Our executive compensation program is comprised of base salary, performance-based cash bonuses, equity-based awards that include both time- and performance-based vesting, and health and wellbeing programs. Our executive compensation program has been, and continues to be, weighted more heavily towards equity compensation. During fiscal 2026, the Compensation Committee of our Board of Directors reviewed and assessed our compensation philosophy, and together with the assistance of our independent compensation consultant and management, reviewed, evaluated, and approved the compensation arrangements of our executive officers.
WORKDAY AT-A-GLANCE
At Workday, we strive to reimagine how work gets done and hope to empower customers to do the same through an innovative suite of solutions with more than 75 million users under contract around the world and across industries — from emerging and medium-sized businesses to more than 65% of the Fortune 500. Central to our purpose is a set of core values — with our employees as number one — along with customer service, innovation, integrity, fun, and profitability. We believe that happy employees lead to happy customers, and we are committed to helping our customers adapt and thrive in this increasingly dynamic business environment.
Our Business
Workday is the enterprise AI platform for managing people, money, and agents. Workday provides more than 11,500 organizations with cloud solutions powered by AI to help solve some of today’s most complex business challenges, including supporting and empowering their workforce, managing their finances and spend in an ever-changing environment, and planning for the unexpected.
Fiscal 2026 Financial Highlights
Our solid fiscal 2026 results are a testament to the strategic, mission-critical nature of our solutions and the strength of our business. Financial highlights for fiscal 2026 include:
•
Total Revenues. Total revenues of $9.6 billion, an increase of 13% year over year

•
Subscription Revenues. Subscription revenues of $8.8 billion, an increase of 14% year over year

•
Operating Cash Flows. Operating cash flows of $2.9 billion, an increase of 19% year over year

Driven by Values
Workday’s values have been part of our DNA since day one and help create a workplace where everyone has the opportunity to thrive. When we look ahead, our values shape the possibilities we see — for reinvention, for progress, for reimaging how work gets done.
Workday was founded with the idea of putting people at the center of enterprise software, which is why employees are our number one core value. We believe a workplace where all employees are valued for their unique perspectives and where we collectively contribute to Workday’s success and innovation is the key to great products, happy customers, and an enduring company. Our Chief People Officer is responsible for developing and executing Workday’s human capital strategy, including programs focused on total rewards; workforce planning and our skills-based hiring approach; employee skills, development, engagement, and wellbeing; and our inclusive, high-performance culture. Our Chief People Officer and our Chief Executive Officer regularly update our Board of Directors and the Compensation Committee on human capital matters and seek their input on subjects such as succession planning, executive compensation, and company-wide people programs.

Employees	Customer Service	Innovation	Integrity	Fun	Profitability

6 | workday.com

PROXY STATEMENT SUMMARY
Responsible Business Practices
Workday is committed to operating with integrity as we grow our business and execute our strategy, including caring for people and our communities. Our strategic approach to corporate responsibility focuses on key areas that support our enduring growth and is built on four core principles:
Help Others Innovate	Protect the Planet	Put People First	Act with Integrity
As stewards of information that is valuable to us and our customers, suppliers, and partners, we prioritize trust, privacy, and security. We believe in the power of AI to unlock human potential, drive business value, and enable our customers and their employees to focus on strategic and fulfilling work. We are committed to building responsible, trustworthy AI solutions that solve real business problems. Our commitment to responsible AI is a reflection of our core values of integrity and innovation, and our responsible AI framework serves as the cornerstone of our work in this space as we aspire to amplify human potential, positively impact society, promote fairness and transparency, and deliver on our commitment to data privacy and protection.

Committed to Our Culture
•
13 Employee Belonging Councils, providing spaces open to all employees to build connection and drive innovation

•
Foster employee skills and career growth, with access to learning platforms, development opportunities, and regular individual feedback

Committed to Our Values
•
Listed on JUST Capital’s 2026 JUST 100 and ranked in the top 5% overall and in the top 5% for Customers and Environment

•
Demonstrated our commitment to the highest standards of ethical conduct by publishing a Human Rights Statement

•
In fiscal 2026, employees logged over 35,000 volunteer hours

2026 Proxy Statement | 7

PROPOSAL NO. 1: ELECTION OF DIRECTORS
FOR	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1 TO ELECT WAYNE A.I. FREDERICK, M.D., MARK J. HAWKINS, RHONDA J. MORRIS, AND GEORGE J. STILL, JR. AS CLASS II DIRECTORS.
Our Board of Directors currently consists of 11 members. Our Certificate of Incorporation and Bylaws (together, our “formation documents”) provide for a classified Board consisting of three classes of directors, with directors serving staggered three-year terms. Directors in a particular class are nominated for additional three-year terms at the annual meeting of stockholders in the year in which their terms expire. As a result, only one class of directors is elected at each annual meeting, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his or her successor, or until his or her earlier resignation or removal.
Our formation documents also provide that our Board may make changes by resolution concerning the authorized number of directors and that any additional directorships resulting from an increase in the authorized number of directors shall be distributed among the three classes as the Board determines in its discretion. The formation documents further provide that our Board or our stockholders may fill vacant directorships, except that in the event that the outstanding shares of our Class B common stock represent less than a majority of the combined voting power of common stock, only our Board may fill vacancies.
Vote Required
Our Bylaws require that each director be elected by a majority voting standard in uncontested director elections. Our Bylaws provide that if an incumbent director fails, in an uncontested election, to receive the affirmative vote of a majority of the votes properly cast, then the director shall tender his or her resignation to the Nominating and Governance Committee of the Board of Directors. That committee will then make a recommendation to the Board on whether to accept or reject the resignation, nominate a replacement, or recommend any other related action be taken.
Accordingly, for the 2026 Annual Meeting, the election of each nominee requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against a nominee.
Upon the recommendation of the Nominating and Governance Committee, the Board has designated the four nominees listed below for election at the Annual Meeting, each of whom currently serves as a director of Workday. Together with the other members of the Board, these nominees bring a wide variety of relevant skills, professional experience, and backgrounds, as well as a broad range of viewpoints and perspectives to represent the long-term interests of stockholders and to fulfill the leadership and oversight responsibilities of the Board. The following table sets forth certain information about each of our directors, including our nominees.

8 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Nominees for Director	Class	Age	Year Appointed Director	Current Term Expires	Expiration of Term for Which Nominated
Wayne A.I. Frederick, M.D.(1)(2)	II	54	2022	2026	2029
Mark J. Hawkins(1)(2)(3)★	II	67	2023	2026	2029
Rhonda J. Morris(1)(4)	II	60	2025	2026	2029
George J. Still, Jr.(1)(4)(5)	II	68	2009	2026	2029
Continuing Directors
Michael M. McNamara(1)(2)(3)	I	69	2011	2028	—
Michael L. Speiser(1)(5)	I	55	2024	2028	—
Jerry Yang(1)(2)(5)	I	57	2013	2028	—
Aneel Bhusri	III	60	2005	2027	—
Thomas F. Bogan(1)(3)(5)	III	74	2022	2027	—
Elizabeth Centoni(1)(4)	III	61	2024	2027	—
Lynne M. Doughtie(1)(3)(4)	III	63	2021	2027	—
(1) Independent member of the Board	(4) Member of the Compensation Committee
(2) Member of the Nominating and Governance Committee	(5) Member of the Investment Committee
(3) Member of the Audit Committee	★ Lead Independent Director
Summary of Director Experience and Qualifications
The matrix below summarizes key qualifications, skills, and attributes relevant to the decision to nominate candidates to serve on the Board of Directors. A mark indicates a specific area of focus or expertise on which the Board particularly relies. This summary is not intended to be an exhaustive list of each director’s skills or contributions to the Board and not having a mark does not mean the director does not possess that qualification or skill. The biographies of our continuing directors and director nominees describe each director’s background and relevant experience in more detail.
Key Skill or Experience	Bhusri	Bogan	Centoni	Doughtie	Frederick	Hawkins	McNamara	Morris	Speiser	Still	Yang
Software or technology
Cybersecurity, information security, or privacy
Artificial intelligence, machine learning, or emerging technologies
Global business operations
Business development or strategy in the software industry
Sales, marketing, or brand building
HCM, including talent recruitment and retention
Finance or accounting
Executive leadership
Other public company board service
Demographics
Male
Female
White
African American or Black
Asian

2026 Proxy Statement | 9

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Nominees for Director

WAYNE A.I. FREDERICK, M.D.
Independent Director Age: 54 Director since 2022	Workday Committees • Nominating and Governance

Current Position
Interim President, Howard University
Education
Howard University
Bachelor’s degree, zoology
Doctor of medicine (M.D.)
Master’s degree, business administration
Other Public Company Boards
•
Humana, Inc.
(since 2020)

•
Insulet Corporation (since 2020)

•
Tempus AI, Inc.
(since 2020)

•
Forma Therapeutics Holdings, Inc. (2020 to October 2022)

Professional Highlights
Wayne A.I. Frederick, M.D. is the Interim President of Howard University. He is also President Emeritus of Howard University, having previously served as the President from 2014 through August 2023 and Interim President from 2013 to 2014, prior to which he served as provost and chief academic officer. Dr. Frederick is the distinguished Charles R. Drew Professor of Surgery at the Howard University College of Medicine and he is also a practicing cancer surgeon at Howard University Hospital. Following his post-doctoral research and surgical oncology fellowships at the University of Texas MD Anderson Cancer Center, Dr. Frederick began his academic career as associate director of the Cancer Center at the University of Connecticut. Upon his return to Howard University, his academic positions included Associate Dean in the College of Medicine, Division Chief in the Department of Surgery, Director of the Cancer Center, and Deputy Provost for Health Sciences. Dr. Frederick is a fellow of the American College of Surgeons and belongs to numerous surgical organizations, including the American Surgical Association. Dr. Frederick served as the interim Chief Executive Officer of the American Cancer Society from November 2024 to August 2025, and is also a director of other privately held companies and charitable organizations, including serving as the lead independent director of the board of Mutual of America Life Insurance Company.
Qualifications
Dr. Frederick brings to our Board of Directors deep experience in business administration, extensive leadership skills, and insight into the healthcare and education industries. As Workday aims to deepen our presence in these critical industry verticals as a part of our growth strategy, Dr. Frederick’s firsthand understanding of the specific challenges and opportunities within healthcare and education enables him to provide strategic guidance on how Workday can best serve these sectors. This industry-specific knowledge, combined with his broad leadership experience, provides a unique perspective to our Board, helping to ensure we are well-positioned to navigate the evolving dynamics within these key markets and beyond.

10 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS

MARK J. HAWKINS
Lead Independent Director Age: 67 Director since 2023	Workday Committees • Audit (Chair) • Nominating and Governance

Education
Michigan State University
Bachelor’s degree, operations management
University of Colorado
Master’s degree, business administration
Other Public Company Boards
•
Toast, Inc.
(since 2020)

•
Cloudflare, Inc.
(since June 2022)

•
SecureWorks Inc. (2016 to February 2025)

Professional Highlights
Mark J. Hawkins served as President and CFO Emeritus of Salesforce, Inc., a software company, from February 2021 to November 2021, President and Chief Financial Officer from 2017 to February 2021, and Executive Vice President and Chief Financial Officer from 2014 to 2017. Prior to that, he served as Chief Financial Officer and Executive Vice President of Autodesk, Inc., a design software and services company, Chief Financial Officer and Senior Vice President of Finance & IT at Logitech International S.A., a global hardware company, and held various positions at Dell and Hewlett-Packard. Mr. Hawkins currently serves as a director or advisory board member of various privately held companies.
Qualifications
Mr. Hawkins brings to our Board of Directors extensive experience as an executive officer and director of publicly traded software and technology companies, as well as financial expertise in the technology industry. As an active and deeply involved board member, his contributions are highly valued and the Board benefits from his strong leadership and strategic guidance as Lead Independent Director. His proven track record in the technology sector, combined with his financial acumen, helps our Board remain well-equipped to navigate the complexities of the industry, drive sustained value creation, and effectively fulfill its independent oversight function.

2026 Proxy Statement | 11

PROPOSAL NO. 1: ELECTION OF DIRECTORS

RHONDA J. MORRIS
Independent Director Age: 60 Director since 2025	Workday Committees • Compensation
Education University of California, Davis Bachelor’s degree, English Boston University Master’s degree, business administration
Professional Highlights
Rhonda Morris served as Vice President and Chief Human Resources Officer for Chevron Corporation, a multinational energy company, from 2016 until December 2024. In this role, she shaped Chevron’s people and culture strategy, encompassing leadership succession, learning and talent, employee engagement and culture, workforce planning, and total rewards, and spearheaded a complex human resources digital transformation to unify multiple enterprise resource planning systems with Workday. Ms. Morris began her career with Chevron in 1991, holding roles of increasing responsibility in human resources, global marketing, and international products. She serves on several non-profit boards and is a fellow in the National Academy of Human Resources.
Qualifications
Ms. Morris brings to our Board of Directors more than 30 years of global business acumen, human resources functional and operational expertise, and executive leadership, along with keen insights on the Workday customer experience. Since joining our Board, she has contributed a valuable perspective informed by her deep understanding of the Workday platform. In her role as a Chief Human Resources Officer, Ms. Morris saw the value of Workday’s unified cloud platform and experienced the transformative impacts of switching legacy HR systems to Workday, giving her a unique ability to represent the voice of the customer on our Board. With her extensive human resources leadership experience, Ms. Morris offers sound guidance on talent strategy, organizational development, and compensation practices, making her a strong contributor to our Compensation Committee. Ms. Morris’s first-hand experience leading a human resources transformation with Workday, scaling an international workforce, and developing human resources strategies for global organizations aligns with Workday’s core value of employees and make her an asset to our Board.

12 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS

GEORGE J. STILL, JR.
Independent Director Age: 68 Director since 2009	Workday Committees • Compensation (Chair) • Investment

Current Position
Partner Emeritus, Norwest Venture Partners
Education
Pennsylvania State University
Bachelor’s degree, accounting
Tuck School of Business at Dartmouth College
Master’s degree, business administration
Other Public Company Boards
•
Stillwater Growth Corp I, LLC (February 2021 to December 2022)

Professional Highlights
Mr. Still is a partner emeritus at Norwest Venture Partners, a global venture capital firm that he joined in 1989, and was a co-managing partner from 1994 to 2014. Prior to that, he was with Ernst & Young LLP, a public accounting firm, and a partner at Centennial Funds, a venture capital firm. Mr. Still led the sole venture investment in PeopleSoft, Inc., where he served as a director from 1991 to 2001. Mr. Still manages Still Capital Partners, LLC, which he founded in 2014. Mr. Still served on the Board of Advisors at the Tuck School of Business and the Center of Private Equity and Venture Capital at Tuck from 2011 to 2019. He currently serves as a director of two private companies.
Qualifications
Mr. Still brings to our Board of Directors financial and investing acumen, cultivated through his many years with Norwest Venture Partners. As our longest-serving independent director, he has been a steadfast steward of Workday’s growth, offering deep knowledge of our business and its evolution. His long tenure provides the Board with a unique historical perspective and a wealth of institutional expertise. Beyond his understanding of Workday, his experience as a trusted advisor to numerous technology companies serves as a valuable resource, offering critical insights into industry trends and emerging opportunities. This combination of deep company knowledge and broad industry perspective allows our Board to benefit from both continuity and forward-thinking guidance.

2026 Proxy Statement | 13

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Continuing Directors

ANEEL BHUSRI
Chair of the Board Age: 60 Director since 2005	Workday Committees • None

Current Position
Co-Founder and Chief Executive Officer, Workday
Education
Brown University
Bachelor’s degrees, electrical engineering and economics
Stanford University
Master’s degree, business administration
Other Public Company Boards
•
General Motors Company (October 2021 to April 2024)

•
Intel Corporation (2014 to 2019)

•
Pure Storage, Inc. (2010 to 2018)

Professional Highlights
Aneel Bhusri is co-founder and Chief Executive Officer of Workday. He has also served as a member of the Board of Directors since co-founding Workday in 2005, including as Chair of the Board from 2012 to 2014 and from April 2021 to the present. Prior to his current role as Chief Executive Officer, Aneel was our Executive Chair from February 2024 to February 2026 and our Co-Chief Executive Officer from 2020 through January 2024. Mr. Bhusri also served as Chief Executive Officer from 2014 to 2020, as Co-Chief Executive Officer from 2009 to 2014, and as President from 2007 to 2009. From 1993 to 2004, Mr. Bhusri held a number of senior management positions with PeopleSoft, Inc., including Vice Chairman of its board of directors from 1999 to 2002. Mr. Bhusri is currently an advisory partner at Greylock Partners, a Silicon Valley venture capital firm that he has been associated with since 1999, and prior to that time worked at Norwest Venture Partners and Morgan Stanley. He currently serves as a director of the Workday Foundation, the Memorial Sloan Kettering Cancer Center, and the Eat. Learn. Play. Foundation. Mr. Bhusri has also served as a member of the Board of Trustees of Stanford University since 2019.
Qualifications
Mr. Bhusri brings to our Board of Directors deep technology and AI expertise and extensive executive leadership and operational experience, including his unparalleled experience and familiarity with our business as a co-founder and Chief Executive Officer. Mr. Bhusri co-founded Workday with David Duffield with the idea to build enterprise software that puts people at the center, and he has helped guide the company from a startup to a leading enterprise AI platform for managing people, money, and agents. As one of our founders, he provides a critical and deeply informed perspective on the company’s history, offering invaluable context for strategic decision-making. As a proven product and technology visionary, Mr. Bhusri continues to shape Workday’s future in his role as Chief Executive Officer, contributing to both continuity and forward-thinking innovation. This unique blend of historical knowledge and future-focused vision makes him an asset to our Board.

14 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS

THOMAS F. BOGAN
Independent Director Age: 74 Director since 2022	Workday Committees • Audit • Investment

Education
Stonehill College
Bachelor’s degree, accounting
Other Public Company Boards
•
CS Disco, Inc.
(since March 2025)

•
Aspen Technology, Inc. (May 2022 to March 2025)

•
Apptio, Inc. (2007 to 2019, Chair from 2012 to 2019)

•
Citrix Systems, Inc. (2003 to 2016)

Professional Highlights
Tom Bogan joined Workday in 2018 through our acquisition of Adaptive Insights and served as Vice Chair, Corporate Development, from February 2021 to January 2022. From 2020 to February 2021, Mr. Bogan served as Vice Chair with responsibility for our Workday Strategic Sourcing business, and from 2018 to 2020, he was Executive Vice President of our Planning Business Unit. At Adaptive Insights, Mr. Bogan was Chief Executive Officer and a director from 2015 until its acquisition by Workday. Mr. Bogan currently serves as a director of various privately held companies, several non-profits, and a company headquartered internationally.
Qualifications
Mr. Bogan brings to our Board of Directors extensive executive leadership experience and deep expertise in software technology companies, including valuable experience as Workday’s Vice Chair, Corporate Development, giving him unique insights into and familiarity with our business. Mr. Bogan has a keen understanding of the evolving software landscape demonstrated by his prior role as Chief Executive Officer of Adaptive Insights, and his continued engagement within the software industry through his advisory work allows him insights into emerging trends and innovations. His industry knowledge combined with his executive leadership experience provides the Board with a valuable perspective into both current market dynamics and future opportunities, ultimately contributing to our strategic decision-making.

2026 Proxy Statement | 15

PROPOSAL NO. 1: ELECTION OF DIRECTORS

ELIZABETH CENTONI
Independent Director Age: 61 Director since 2024	Workday Committees • Compensation

Current Position
Executive Vice President and Chief Customer Experience Officer, Cisco, Inc.
Education
University of Mumbai
Bachelor’s degree, chemistry
University of San Francisco
Master’s degree, business administration
Other Public Company Boards
•
Supervisory Board of Mercedes-Benz AG
(since April 2021)

•
Ingersoll Rand Inc. (2018 to March 2023)

Professional Highlights
Elizabeth Centoni has served as Executive Vice President and Chief Customer Experience Officer at Cisco, Inc., a technology company designing and manufacturing hardware, software, and related services across networking, security, observability, and collaboration, since March 2024. Prior to that, she served as Executive Vice President, Chief Strategy Officer, and General Manager of Applications at Cisco from 2020 to March 2024, and as Senior Vice President and General Manager of Computing Systems at Cisco from 2018 to 2020. Prior to that, Ms. Centoni held senior engineering leadership roles of increasing responsibility at Cisco since 2000.
Qualifications
Ms. Centoni brings to our Board of Directors executive leadership experience in the technology industry and a passion for leveraging technology to drive customer success and deliver unparalleled experiences. Throughout her career, Ms. Centoni has spearheaded initiatives that have significantly enhanced customer satisfaction and loyalty and she brings valuable insights into leveraging AI and technology to meet evolving customer needs, directly supporting Workday’s core value of customer service. In her current role, she leads Cisco’s $15 billion services organization and all of Cisco’s recurring revenue (software and services renewals engine) with responsibility for customer success, technical support, professional services, and renewals. She is driving an ambitious AI-led transformation to redefine customer experience as a proactive, predictive, value-creating engine. Her expertise in customer-centric strategies and her firsthand knowledge of our platform make her a valuable contributor to our ongoing efforts to exceed customer expectations.

16 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS

LYNNE M. DOUGHTIE
Independent Director Age: 63 Director since 2021	Workday Committees • Audit • Compensation
Education Virginia Tech Bachelor’s degree, accounting Other Public Company Boards • The Boeing Company (since January 2021) • McKesson Corporation (since February 2025)
Professional Highlights
Lynne M. Doughtie was U.S. Chair and Chief Executive Officer of KPMG LLP, a global leader in audit, tax, transaction, and advisory services, from 2015 until her retirement in 2020. Prior to that, she served in many leadership roles after joining KPMG in 1985, including as Vice Chair of the firm’s U.S. Advisory business from 2011 to 2015. Ms. Doughtie serves as chair of the board of LUNGevity, a non-profit cancer research and advocacy foundation, and on the board of advisors of various private companies and educational institutions.
Qualifications
Ms. Doughtie brings to our Board of Directors extensive experience in risk management and information security from her years at KPMG, including as Chief Executive Officer. Her experience in advising organizations on complex global business matters and strategies across industries is critical in today’s dynamic business environment, where risk management and information security are two of the most crucial functions to support Workday’s growth. Ms. Doughtie’s strong leadership experience, gained from leading and advising global corporations, coupled with her deep financial expertise and robust risk oversight experience, makes her an invaluable contributor to our Audit and Compensation Committees, helping to ensure that our Board is well-equipped to address the challenges and opportunities ahead.

2026 Proxy Statement | 17

PROPOSAL NO. 1: ELECTION OF DIRECTORS

MICHAEL M. MCNAMARA
Independent Director Age: 69 Director since 2011	Workday Committees • Audit • Nominating and Governance (Chair)

Current Position
Co-Founder and Chief Executive Officer, Samara Living Inc.
Education
University of Cincinnati
Bachelor’s degree, industrial management
Santa Clara University
Master’s degree, business administration
Other Public Company
Boards
•
Carrier Global Corporation
(since 2020)

•
Slack Technologies, Inc. (2019 to July 2021)

•
Flex (2005 to 2018)

Professional Highlights
Michael M. McNamara is Co-Founder and Chief Executive Officer of Samara Living Inc., a company specializing in factory built housing and additional dwelling units, a position he has held since May 2022. Prior to the formation of Samara Living Inc., Mr. McNamara served as Head of the Samara division of Airbnb, Inc. from 2020 to May 2022. Mr. McNamara served as a venture partner at Eclipse Ventures, a Silicon Valley venture capital firm, from 2019 to March 2021. From 2006 to 2018, Mr. McNamara was Chief Executive Officer of Flex Ltd. (“Flex”), a company that delivers technology innovation, supply chain, and manufacturing solutions to diverse industries and end markets. He also held other senior roles at Flex after joining the company in 1994.
Mr. McNamara served as a member of the Visiting Committee of the Sloan School of Management at Massachusetts Institute of Technology (“MIT”) from 2019 to December 2022, on the board of advisors of MIT from 2014 to 2018, and on the board of advisors of Tsinghua University School of Economics and Management from 2006 to 2019. He has also served as an advisor to or director of several other private companies.
Qualifications
Mr. McNamara brings to our Board of Directors extensive leadership and experience in managing international operations. His prior service as Flex’s Chief Executive Officer provides a management perspective to the business and strategic decisions of the Board, while his current role as Co-Founder and Chief Executive Officer of Samara demonstrates his drive for innovation and industry disruption. His perspective helps the Board remain forward-thinking and adaptable in an evolving business landscape. Further, Mr. McNamara’s considerable tenure with our Board gives him unique insight into our Board and company history, contributing significantly to his effective leadership of the Nominating and Governance Committee. This leadership is evidenced by governance improvements throughout his tenure and recent successful board refreshment initiatives.

18 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS

MICHAEL L. SPEISER
Independent Director Age: 55 Director since 2024	Workday Committees • Investment

Current Position
Managing Director, Sutter Hill Ventures
Education
University of Arizona
Bachelor’s degree, political science
Harvard Business School
Master’s degree, business administration
Other Public Company Boards
•
Snowflake, Inc. (since 2012)

•
Pure Storage, Inc. (2009 to 2019)

•
Sumo Logic (2012 to 2019)

Professional Highlights
Mr. Speiser has been a managing director at Sutter Hill Ventures, a venture capital firm, since 2008, and serves on the boards of several private companies and unannounced projects. From 2012 to 2014, Mr. Speiser served as the part-time Chief Executive Officer of Snowflake, Inc., and he’s served as a director since the company’s inception in 2012. He also served as founding Chief Executive Officer at Augment, Observe, Pure Storage, Inc., and others, and held executive leadership positions at Bix, Inc., Veritas Software, and Yahoo!.
Qualifications
Mr. Speiser brings to our Board of Directors more than three decades’ experience as a technology leader and venture capitalist, including a proven track record of building some of the fastest growing companies in the world, developing industry-leading products, and incubating some of the most pivotal AI technologies in the industry. This extensive venture capital expertise makes him an exceptionally strong contributor to our Investment Committee, where his insights are invaluable in evaluating and guiding our strategic investments. In today’s rapidly evolving landscape, his ability to identify and assess emerging technologies is critical for Workday’s growth and competitive positioning. His deep understanding of AI contributes to effective implementation and robust oversight of emerging technologies, helping the Board effectively fulfill its risk oversight responsibility and drive Workday’s growth and innovation.

2026 Proxy Statement | 19

PROPOSAL NO. 1: ELECTION OF DIRECTORS

JERRY YANG
Independent Director Age: 57 Director since 2013	Workday Committees • Investment • Nominating and Governance

Current Position
Founding Partner, AME Cloud Ventures
Education
Stanford University
Bachelor’s degree, electrical engineering
Master’s degree, electrical engineering
Other Public Company Boards
•
Alibaba Group Holding Limited (since 2014, and from 2005 to 2012)

•
Lenovo, Inc. (2014 to November 2023)

•
Yahoo! (1995 to 2012)

Professional Highlights
Jerry Yang is the founding partner of AME Cloud Ventures, an innovation investment firm that he started in 2012. Mr. Yang was a co-founder of Yahoo! Inc., where he served as a director from 1995 to 2012, and as Chief Executive Officer from 2007 to 2009. Mr. Yang also led Yahoo’s investments in Yahoo! Japan Corporation and Alibaba Group Holding Limited. He is a member of the Stanford University Board of Trustees, including serving as Chair from July 2021 to July 2025, and is a director and/or advisor of several other companies and foundations.
Qualifications
Mr. Yang brings to our Board of Directors extensive global leadership skills and deep experience in consumer internet technology, giving him invaluable insight into navigating the complexities of international markets and expansion. With a keen eye for innovation, deep expertise in growing and leading technology companies, and extensive institutional knowledge from his considerable tenure on our Board, Mr. Yang offers strategic guidance on our growth and innovation. His experience as a trusted advisor to technology companies around the world further enhances his ability to provide the Board with critical perspectives on emerging global trends and opportunities.

20 | workday.com

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING JANUARY 31, 2027.

The Audit Committee of the Board of Directors has appointed the firm of Ernst & Young LLP, an independent registered public accounting firm, to audit our consolidated financial statements for the year ending January 31, 2027. During our fiscal year ended January 31, 2026, Ernst & Young LLP served as our independent registered public accounting firm and has audited our consolidated financial statements since its appointment in 2008.
Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Workday and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027. Our Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees billed or to be billed by Ernst & Young LLP and affiliates for professional services rendered with respect to the fiscal years ended January 31, 2026 and 2025. All of these services were approved by the Audit Committee.
	Fiscal Year Ended January 31,
	2026	2025
Audit Fees(1)	$11,128,618	$9,935,441
Audit Related Fees(2)	1,486,008	1,612,575
Tax Fees(3)	1,326,970	1,155,703
All Other Fees	—	—
Total	$13,941,596	$12,703,719

(1)
Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, reviews of our quarterly consolidated financial statements, and audits of our statutory financial statements in non-U.S. jurisdictions.

(2)
Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and not reported under “Audit Fees.” This primarily consists of fees for service organization control audits under Statement on Standards for Attestation Engagements No. 18 and fees for information security assessments.

(3)
Consists of fees in connection with tax compliance and tax consulting services.

Auditor Independence
Under its charter, the Audit Committee pre-approves audit and non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. The Audit Committee has determined that the rendering of non-audit services for assurance and related services that are reasonably related to the performance of the audit services, audit-related services, tax services, and other services by Ernst & Young LLP is compatible with maintaining the principal accountants’ independence.

2026 Proxy Statement | 21

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Pre-Approval Policies and Procedures
Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our Audit Committee is responsible for the appointment, compensation, and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee (or its Chair if such approval is required prior to the next Audit Committee meeting) generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services.
Vote Required
The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

22 | workday.com

PROPOSAL NO. 3: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
FOR	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION PAID TO WORKDAY’S NAMED EXECUTIVE OFFICERS.
We are seeking an advisory, non-binding stockholder vote with respect to the compensation awarded to our named executive officers (or “NEOs”), referred to as a “Say-on-Pay” vote, for the fiscal year ended January 31, 2026, in accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Our executive compensation program and the compensation paid to our NEOs are described on pages 62-90 of this Proxy Statement. Our compensation programs are overseen by the Compensation Committee and reflect our philosophy to pay all of our employees, including our NEOs, in ways that support the following principles that we believe reflect our core values:
•
motivate, attract, and retain the best talent;

•
support a high-performance culture by rewarding excellence and achievement;

•
recognize and retain top-performing talent via differentiated rewards and opportunities;

•
reinforce alignment with Workday’s values (in particular, a focus on excellence and an attitude of ownership);

•
create alignment with Workday’s strategy and long-term performance; and

•
provide an opportunity for each employee to share in the success we create together.

To help achieve these objectives, we structure our NEOs’ compensation to reward the achievement of short-term and long-term strategic and operational goals.
Based on the above, we request that stockholders approve on a non-binding, advisory basis, the compensation of Workday’s NEOs as described in this Proxy Statement pursuant to the following resolution:
RESOLVED, that the compensation paid to Workday’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis” section, compensation tables, and narrative discussion, is hereby APPROVED.
Vote Required
Approval of our named executive officers’ compensation requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.
As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our NEOs. Stockholders should be aware that this advisory vote occurs after significant NEO compensation decisions have been made in the current fiscal year. In addition, because the compensation elements integrate into an overall compensation package, it may not be possible or appropriate to change the compensation package to reflect the results of one year’s advisory vote on NEO compensation before the next annual meeting of stockholders.
Unless the Board modifies its policy on the frequency of holding advisory votes on NEO compensation, the next such advisory vote will occur at our 2027 Annual Meeting of Stockholders.

2026 Proxy Statement | 23

PROPOSAL NO. 4: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2022 EQUITY INCENTIVE PLAN
FOR
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4 TO APPROVE THE AMENDMENT AND RESTATEMENT OF OUR 2022 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE.

Overview
We are asking our stockholders to approve the amendment and restatement of our 2022 Equity Incentive Plan (the “A&R 2022 Plan”) to enable us to continue to issue awards under our 2022 Equity Incentive Plan (our “2022 Plan”). Our Board of Directors approved the A&R 2022 Plan on April 24, 2026, subject to approval by our stockholders. If approved by our stockholders, the A&R 2022 Plan will become effective on June 16, 2026, the date of our Annual Meeting. If the A&R 2022 Plan is not approved, our current 2022 Plan will remain as-is.
Our 2022 Plan was initially adopted by our Board of Directors in April 2022 and subsequently approved by our stockholders. Our 2022 Plan provides for the grant of awards to eligible employees, directors, consultants, independent contractors and advisors in the form of stock options, restricted stock awards, stock bonus awards, stock appreciation rights, restricted stock units (“RSUs”) and performance awards, including performance RSUs (“PSUs”).
Our Board of Directors has determined that it is in the best interests of the company and our stockholders to seek stockholder approval of the A&R 2022 Plan to increase the number of shares of common stock reserved for issuance thereunder by 20,000,000 shares.
Reasons for the Amendment of our 2022 Plan
We are requesting approval of an additional 20,000,000 shares for our A&R 2022 Plan, which our Board of Directors believes is reasonable and prudent. As of April 17, 2026, there were 12,898,244 shares available for grant under our 2022 Plan. Our 2022 Plan does not include an “evergreen” provision, so there is no automatic increase to the share pool each year.
Workday is in a critical transformational period as it navigates a defining moment shaped by AI and it is essential to attract and retain top talent to successfully execute on our vision and strategy. We operate in a highly competitive industry and geography for employee talent and do not expect required rates of compensation to decline, especially for key AI talent. We have granted, and expect to continue to grant, meaningful awards to recruit and retain top AI talent to join our company. As part of our 2026 annual refresh grant cycle, we expect to take a one-time action to bolster retention via targeted grants to be awarded on May 5, 2026 (together with our annual refresh grants, the “2026 Refresh Grants”) to our most critical talent to solidify their commitment to our company and to further incentivize their performance towards our goals. We expect to award between 10,000,000 and 12,000,000 shares for the 2026 Refresh Grants. After taking into account the 2026 Refresh Grants, the number of shares available for grant under our 2022 Plan would instead be between 898,244 and 2,898,244 shares, which does not meet our forecasted needs. If the A&R 2022 Plan is not approved by our stockholders, after taking into account the 2026 Refresh Grants, we do not expect there to be a sufficient reserve to allow us to continue to grant awards to our employees, consultants, officers, and directors, and enable us to respond to inorganic growth opportunities, market competition, and potential stock price fluctuations, between now and our 2027 Annual Meeting of Stockholders.
We are asking our stockholders to approve the A&R 2022 Plan because we believe that our future success and our ability to remain competitive are dependent on our continuing efforts to attract, retain, and motivate highly qualified personnel. Our employees are our number one core value, and we strive to provide them with compensation packages that are competitive, that reward individual and company performance, and that help meet our retention needs. Equity awards, whose value depends on our stock performance, and which require continued service over time before any value can be realized, help achieve these objectives and are a key element of our compensation program. Equity awards also incentivize our employees to manage our business as owners, aligning their interests with those of our stockholders.

24 | workday.com

PROPOSAL NO. 4: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2022 EQUITY INCENTIVE PLAN
We believe we must continue to use equity compensation somewhat broadly to help attract, retain, and motivate our employees to continue to grow our business, develop new products, and ultimately increase stockholder value.
Our ability to attract and retain the talent we need to compete in our industry would be significantly hindered if the A&R 2022 Plan is not approved by our stockholders, which could affect our long-term success. If the A&R 2022 Plan is not approved by our stockholders, we would expect to again seek approval from our stockholders for a share increase under our 2022 Plan or for a new equity incentive plan at a special meeting prior to our 2027 Annual Meeting of Stockholders, which would increase costs and would be a distraction from our management team’s execution of our business goals. If additional shares under an equity incentive plan are not approved, we will be limited in our ability to provide a market-competitive total compensation package necessary to attract, retain, and motivate the employee talent critical to our future successes.
We Manage our Equity Incentive Program Thoughtfully
Our Compensation Committee thoughtfully manages our equity incentive programs to manage long-term stockholder dilution, burn rate, and stock-based compensation expense while maintaining our ability to attract, reward, and retain key talent in a hypercompetitive market. In evaluating the proposed A&R 2022 Plan, our Board of Directors considered a number of factors, including the costs of our 2022 Plan and an analysis of certain burn rate, dilution, and overhang metrics as summarized below.
We are committed to effectively managing our employee equity compensation programs in light of potential stockholder dilution. For this reason, we considered both our “burn rate” and our “overhang” in evaluating the impact of the A&R 2022 Plan on our stockholders. We define gross “burn rate” as the number of time-based equity awards granted during the year plus performance-based equity awards earned during the year, divided by the weighted average total number of shares of common stock outstanding. The burn rate measures the potential dilutive effect of our outstanding equity grants. We define “overhang” as the stock options outstanding but not exercised and outstanding full value awards (which include PSUs, RSUs, and similar awards), plus shares available to be granted as equity awards, divided by the total number of shares of common stock outstanding. The overhang measures the potential dilutive effect of outstanding equity awards plus shares available for grant under our equity compensation plans.
Our three-year average gross burn rate (which is not adjusted for forfeitures) was approximately 3.1% for fiscal years 2024 through 2026, as detailed in the chart below. The chart includes for each fiscal year, as applicable: (i) time-vesting RSUs granted and (ii) earned PSUs subject to continued time-based vesting, as detailed in footnote 2 to the table below. Our historical burn rate may not be indicative of our go-forward burn rate, due to the factors noted above.
Three-Year Average Burn Rate Calculation
	FY24	FY25	FY26	Average
Options Granted under 2022 Plan	—	—	—	—
RSUs and PSUs Granted under 2022 Plan	8,960,964(1)	7,268,960(1)	8,508,681(2)	8,246,202
Weighted Average Number of Common Shares Outstanding	261,344,496	265,256,561	265,096,749	263,899,269
Burn Rate	3.4%	2.7%	3.2%	3.1%

(1)
For FY24 and FY25, includes RSUs only.

(2)
For FY26, includes: (i) RSU granted during FY26, (ii) PSUs granted to executive officers during FY26 that were earned based on actual achievement of the fiscal 2026 annual goal, for which the performance period was complete as of the end of fiscal 2026, which will vest, if at all, following a three-year performance period from the date of grant, and (iii) PSUs granted to non-executive officers during FY26 at actual achievement.

We have an active share repurchase program to help offset dilution from the issuance of stock under the 2022 Plan and to reduce shares outstanding over time as facts and circumstances warrant. We repurchased approximately 12.8 million shares in fiscal 2026, 2.9 million shares in fiscal 2025, and 1.8 million shares in fiscal 2024. As of April 17, 2026, an aggregate $1.4 billion remained authorized for repurchase under our repurchase programs.

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PROPOSAL NO. 4: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2022 EQUITY INCENTIVE PLAN
Equity Awards Outstanding
As of April 17, 2026, there were (i) 249,685,551 total shares of our Class A and Class B common stock outstanding, (ii) 12,898,244 shares available for grant under our 2022 Plan (without taking into account the 2026 Refresh Grants), (iii) no shares available for grant under our 2012 Equity Incentive Plan (our “2012 Plan”), and (iv) 13,158,615 equity awards outstanding under the 2022 Plan, our 2012 Plan, and the Adaptive Plan as summarized in the table below. Accordingly, as of April 17, 2026, our 13,158,615 outstanding awards (not including awards under our Amended and Restated 2012 Employee Stock Purchase Plan (the “ESPP”), but including awards assumed in acquisitions) plus 12,898,244 shares available for future grant under our 2022 Plan represented approximately 10.4% of our common stock outstanding, which we refer to as our “overhang.” If the A&R 2022 Plan is approved, we expect our overhang percentage instead to be approximately 18.4%, and, inclusive of the 2026 Refresh Grants we expect to grant on May 5, 2026, our overhang would instead be between 13.6% and 14.4%.
Please see the table below for a breakdown of the outstanding equity awards granted under the 2022 Plan, our 2012 Plan and the Adaptive Plan, and the number of shares remaining for grant under our 2022 Plan, in each case as of April 17, 2026. The closing market price of our Class A common stock on April 17, 2026, was $123.83. The table below excludes awards under our ESPP.
Outstanding options under all plans(1)	Weighted-average exercise price of options	Weighted-average remaining term in years of options	Outstanding RSUs and PSUs under all plans	Number of shares available for grant under all plans(2)
40,088	$30.76	1.52	13,118,527	12,898,244

(1)
Reflects options assumed in acquisitions.

(2)
Excludes awards under our ESPP.

A&R 2022 Plan Share Pool & Expected Utilization
Our Board of Directors believes the request for 20,000,000 additional shares of our common stock to be reserved and available for future grant of awards under the A&R 2022 Plan is reasonable and prudent. We believe, and the Compensation Committee considered, that the A&R 2022 Plan will provide us with an additional share reserve that will allow us to make equity awards for at least two years, taking into account the grant of the 2026 Refresh Grants. We anticipate making future requests for additional increases in the share reserve periodically, so that we can continue to engage with our stockholders and allow them to routinely evaluate the A&R 2022 Plan’s continued effectiveness. Circumstances such as changes in global economic conditions, business conditions, our compensation programs, merger and acquisition activity, or our strategy could alter this projection and our expectations.
The A&R 2022 Plan Incorporates Good Compensation and Governance Practices
We believe the A&R 2022 Plan contains a number of provisions that are consistent with the interests of our stockholders and sound compensation and corporate governance practices, including:
•
Administered by the Compensation Committee of our Board of Directors, which is comprised entirely of independent non-employee directors;

•
No annual “evergreen” provision;

•
No repricing or cash-out of stock options and stock appreciation rights without stockholder approval;

•
No discounted stock options or stock appreciation rights;

•
No dividends are paid on unvested awards;

•
Annual limits on non-employee director cash and equity compensation;

•
The ability to recoup awards under our company clawback policies, including to comply with recoupment requirements imposed under applicable law and listing standards; and

•
No excise tax gross ups.

Summary of the A&R 2022 Plan
The material terms of the A&R 2022 Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the A&R 2022 Plan, which is attached as Appendix A to this Proxy Statement.

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PROPOSAL NO. 4: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2022 EQUITY INCENTIVE PLAN
Purpose
The A&R 2022 Plan provides for the grant of stock options, restricted stock awards, stock bonuses, stock appreciation rights, RSUs, and performance awards, as described below. The purpose of the A&R 2022 Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to our success.
Key Terms
The following is a summary of the key provisions of the A&R 2022 Plan.
Plan Term:	April 2032, ten years following the date our Board of Directors originally adopted our 2022 Plan.
Eligible Participants:
Only employees, including officers and directors who are also employees, are eligible to receive grants of incentive stock options. All other awards may be granted to any of our employees, directors, consultants, and independent contractors, provided that the grantee renders bona fide services to us. Our Compensation Committee determines which individuals will participate in the A&R 2022 Plan.
As of April 17, 2026, we had 10 non-employee directors and approximately 20,800 employees, including six executive officers, who would be eligible to participate in the 2022 Plan.

Administration:
Our Compensation Committee administers the A&R 2022 Plan. Subject to the terms and limitations expressly set forth in the A&R 2022 Plan, our Compensation Committee selects the persons who receive awards, determines the number of shares covered thereby, and establishes the terms, conditions, and other provisions of the grants. Our Compensation Committee may construe and interpret the A&R 2022 Plan and prescribe, amend, and rescind any rules and regulations relating to the A&R 2022 Plan.
Our Compensation Committee may delegate to a committee of one or more executive officers the ability to grant awards to Plan participants (generally, other than officers or members of the Board of Directors), subject to certain limitations, as permitted by applicable law.
The Compensation Committee has delegated to the Equity Committee, which currently consists of our Chief Financial Officer and our Chief People Officer, the authority to grant equity awards to eligible employees who are not executive officers or directors in accordance with granting guidelines and share limits approved by the Committee.

Shares Authorized:
If the A&R 2022 Plan is approved, there will be 32,898,244 shares available for grant (or, after taking into account the 2026 Refresh Grants, between 898,244 and 2,898,244 shares available for grant) subject to adjustment to reflect stock splits and similar events.
In addition, the following shares are available for grant under the A&R 2022 Plan: (a) shares subject to issuance upon exercise of stock options or other awards granted under the 2012 Plan (the “Prior Plan”) but which cease to be subject to the options or other awards by forfeiture or otherwise after the effective date; (b) shares issued under the Prior Plan before or after the effective date pursuant to the exercise of stock options that are, after the effective date, forfeited; (c) shares subject to awards granted under the Prior Plan that are forfeited or are repurchased by the company at the original issue price; and (d) shares that are subject to stock options or other awards under the Prior Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award.
In addition, the following shares are available for grant under the A&R 2022 Plan: (i) shares that are subject to issuance upon exercise of an option or SAR granted under the A&R 2022 Plan but which cease to be subject to the option or SAR for any reason other than exercise of the option or SAR; (ii) shares that are subject to awards granted under the A&R 2022 Plan that are forfeited or are repurchased at the original issue price or otherwise forfeited; (iii) shares that are subject to awards granted under the A&R 2022 Plan that otherwise terminate without such Shares being issued; or (iv) shares that are surrendered pursuant to a stockholder approved exchange program.

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PROPOSAL NO. 4: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2022 EQUITY INCENTIVE PLAN

Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the A&R 2022 Plan. To the extent an award under the A&R 2022 Plan is paid out in cash rather than Shares, such cash payment will not result in a reduction in the number of Shares available for issuance under the A&R 2022 Plan.
Shares that otherwise become available for grant and issuance because of the above provisions shall not include shares subject to awards that initially became available because of the substitution of awards.
The A&R 2022 Plan does not have an evergreen.
We are able to issue no more than 90,000,000 shares pursuant to the grant of incentive stock options under the A&R 2022 Plan.

Adjustments:
As is typical in equity plans, in the event of a stock dividend, an extraordinary dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin off, or similar change of our capital structure without consideration, the number and class of shares available for grant under the A&R 2022 Plan, the exercise prices of and number of shares subject to outstanding awards, and the maximum number of shares that may be issued as incentive stock options to an individual, will be proportionately adjusted, subject to the various limitations set forth in the A&R 2022 Plan.

Award Types:	(1) Non-qualified and incentive stock options (2) Restricted stock awards (3) Stock bonus awards (4) Stock appreciation rights (5) Restricted stock units (6) Performance awards
Performance Factors:	The Compensation Committee may establish performance goals from the performance criteria set forth in Section 29 of the A&R 2022 Plan.
Terms applicable to Stock Options and Stock Appreciation Rights:
Stock options have a maximum term of ten years from the date the options were granted, except in the case of incentive stock options granted to holders of more than 10% of our voting power, which have a term no longer than five years. Stock appreciation rights have a maximum term of ten years from the date they were granted.
The exercise price of grants made under the A&R 2022 Plan of stock options or stock appreciation rights may not be less than the fair market value of our common stock on the date of grant. Our Compensation Committee determines at the time of grant the other terms and conditions applicable to such award, including vesting and exercisability.

Terms applicable to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and Stock Bonus Awards:
Our Compensation Committee determines the terms and conditions applicable to the granting of restricted stock awards, restricted stock unit awards, performance awards, and stock bonus awards. Our Compensation Committee may make the grant, issuance, retention, and/or vesting of restricted stock awards, restricted stock unit awards, performance awards, cash-settled performance awards and stock bonus awards contingent upon continued employment with us, the passage of time, or such performance criteria and the level of achievement versus such criteria as it deems appropriate. Awards of performance shares or performance units may be settled in shares or in cash.

Stockholder Approval Required for Repricing:
Repricing, or reducing the exercise price of outstanding options or stock appreciation rights, is prohibited without stockholder approval under the A&R 2022 Plan. Such prohibited repricing includes substituting, or exchanging outstanding options or stock appreciation rights in exchange for cash, other awards, or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights, unless approved by stockholders.

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PROPOSAL NO. 4: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2022 EQUITY INCENTIVE PLAN
Prohibition on Dividend Payments on Unvested Shares:	Shares of common stock subject to unvested awards shall not be eligible for payment of dividends.
Change in Control:
In the event of a merger or asset sale, any or all outstanding awards may be continued, or may be assumed or exchanged or an equivalent award substituted by a successor corporation. In the event the successor corporation refuses to assume or substitute the awards outstanding under the A&R 2022 Plan, the outstanding awards shall accelerate in full. All awards need not be treated similarly. Awards held by non-employee directors shall accelerate in full.

Director Awards:
No non-employee director may receive awards that, when combined with cash compensation for service as a non-employee director, exceed $750,000 in value in any calendar year, increased to $1,750,000 in value in the calendar year of his or her initial service; provided that any initial award granted to a non-employee director in connection with the commencement of his or her services shall not exceed $1,000,000 in value.

Transferability
Awards granted under the A&R 2022 Plan are generally not transferable other than by will or the laws of descent and distribution, except in limited circumstances as permitted by the Compensation Committee. During a participant’s lifetime, an incentive stock option may only be exercised by the participant.

Amendments; Term and Termination
The Board may terminate or amend the A&R 2022 Plan at any time, provided that no action may be taken by our Board of Directors if stockholder approval is required. Unless earlier terminated by the Board of Directors, the A&R 2022 Plan will terminate on April 20, 2032, ten years following the date our Board of Directors originally adopted our 2022 Plan. No awards may be granted under the A&R 2022 Plan after such termination date, but awards previously granted will continue to be governed by the terms and conditions of the A&R 2022 Plan.
Recoupment
All awards under the A&R 2022 Plan shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board of Directors or Compensation Committee, or required by law during the term of individual’s employment or other service with our company, in each case that is applicable to our employees, directors, or other service providers, and in addition to any other remedies available under such policy and applicable law, the A&R 2022 Plan may require the cancellation of outstanding awards and the recoupment of any gains realized with respect to awards.
Certain U.S. Federal Income Tax Consequences
The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences to us and participants in the A&R 2022 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the A&R 2022 Plan.
Non-Qualified Stock Options
A participant will realize no taxable income at the time a non-qualified stock option is granted under the A&R 2022 Plan, but generally at the time such non-qualified stock option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the stock option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. We will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of the non-qualified stock option.
Incentive Stock Options
A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment and holding period conditions are satisfied, then no taxable income will

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PROPOSAL NO. 4: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2022 EQUITY INCENTIVE PLAN
result upon the exercise of such option, and we will not be entitled to any deduction in connection with the exercise of such stock option. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and we will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition,” see below), the excess of the fair market value of the shares over the stock option exercise price is a preference item that is recognized for alternative minimum tax purposes.
Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the stock option price and the fair market value of such shares on the date of exercise of such stock option. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a “disqualifying disposition,” generally in the fiscal year of such “disqualifying disposition,” we will be allowed a deduction for federal income tax purposes in an amount equal to the compensation realized by such participant.
Stock Appreciation Rights
A grant of a stock appreciation right (which can be settled in cash or our common stock) has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value received is generally taxable to the recipient as ordinary income, and we generally will be entitled to a corresponding tax deduction.
Restricted Stock
A participant receiving restricted stock may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse (i.e., they become vested) or (ii) makes a special election to pay tax in the year the grant is made. At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and is subject to income tax withholding. We receive a tax deduction at the same time and for the same amount taxable to the participant. If a participant elects to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until the recipient disposes of the stock, at which point any gain or loss will be short-term or long-term capital gain or loss, depending on the holding period of the stock prior to such disposition.
Restricted Stock Units
In general, no taxable income is realized upon the grant of a restricted stock unit award. The participant will generally include in ordinary income the fair market value of the award of stock at the time the restricted stock unit vests. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.
Performance Stock Units
Similar to restricted stock units, in general, no taxable income is realized upon the grant of a performance stock unit award. The participant will generally include in ordinary income the fair market value of the award of stock at the time shares of stock are delivered to the participant or at the time the performance stock unit vests. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income. Performance stock units usually vest upon the achievement of metrics established by the Board.
Performance Shares
The participant will not realize income when a performance share is granted, but will realize ordinary income when shares are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares on the date of transfer. We will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income as a result of the transfer of shares.
In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Section 162(m) of the Code and the relevant income tax regulations. Section 162(m) places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect

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PROPOSAL NO. 4: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2022 EQUITY INCENTIVE PLAN
to certain of our most highly paid executive officers. We may from time to time pay compensation to our executives that may not be deductible if the Compensation Committee believes that doing so is in the best interests of our stockholders.
New Plan Benefits
Our named executive officers and members of our Board of Directors have an interest in this proposal by virtue of their eligibility to receive awards under the A&R 2022 Plan.
No awards have been granted that are contingent on the approval of the A&R 2022 Plan. Awards under the A&R 2022 Plan will be made at the discretion of the Compensation Committee or the Board of Directors, or, subject to the terms of the A&R 2022 Plan and applicable law, its delegate. Therefore, the benefits and amounts that will be received or allocated under the A&R 2022 Plan in the future are not determinable at this time.
Currently, our non-employee directors are entitled to receive equity compensation for their service as directors as described above under the “Director Compensation” section of this Proxy Statement.
Historical Plan Benefits
The following table shows, as to each of the individuals or groups indicated, the aggregate number of shares of common stock subject to awards of restricted stock and RSUs (including PSUs and PVUs, calculated at target performance) granted under our 2022 Plan (whether or not outstanding, vested, or forfeited, as applicable) since its inception through April 17, 2026.
Named Executive Officers	Number of Shares Issued Under 2022 Plan
Aneel Bhusri Co-Founder, Chief Executive Officer, and Chair	1,280,350
Carl Eschenbach Former Chief Executive Officer	923,103
Zane Rowe Chief Financial Officer	333,775
Gerrit Kazmaier President, Product & Technology	205,258
Richard H. Sauer Chief Legal Officer & Head of Corporate Affairs	113,999
All current directors who are not executive officers as a group (10 persons)	74,611
All current executive officers as a group (6 persons)	2,189,216
All employees (excluding current executive officers)	27,382,267
ERISA Information
The A&R 2022 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Approval of the A&R 2022 Plan
If the A&R 2022 Plan is approved by our stockholders, it will become effective on the date of the Annual Meeting. Our Board of Directors intends to cause the additional shares of common stock that would become available for issuance to be registered on a Form S-8 Registration Statement to be filed with the SEC at our expense. If stockholders do not approve this proposal, the A&R 2022 Plan will not become effective.
Vote Required
The approval of the A&R 2022 Plan requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

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PROPOSAL NO. 5: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2012 EMPLOYEE STOCK PURCHASE PLAN
FOR
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 5 TO APPROVE THE AMENDMENT AND RESTATEMENT OF OUR 2012 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE.

Overview
We are asking our stockholders to approve the amendment and restatement of our 2012 Employee Stock Purchase Plan (the “A&R ESPP”) to enable our employees to continue to purchase shares of our common stock under our Amended and Restated 2012 Employee Stock Purchase Plan (our “ESPP”). Our Board of Directors approved the A&R ESPP on April 24, 2026, subject to approval by our stockholders (the “Effective Date”). If approved by our stockholders, the A&R ESPP will become effective on June 16, 2026, the date of our Annual Meeting. If the A&R ESPP is not approved, our current ESPP will remain as-is.
Our ESPP was approved by our Board most recently in April 2022 and subsequently approved by our stockholders. Our ESPP provides our eligible employees with the opportunity to acquire a stock ownership interest in us through participation in payroll deductions.
Our Board has determined that it is in the best interests of the company and its stockholders to seek stockholder approval of the A&R ESPP to increase the number of shares of common stock reserved for issuance thereunder by 7,000,000 shares.
Reasons for the Amendment and Restatement of our ESPP
We are asking our stockholders to approve the A&R ESPP because we believe that our success is due in large part to our highly talented employee base and that our future success depends on our ability to attract, retain, and motivate high caliber personnel. The A&R ESPP will be an important incentive tool supporting us in our continued efforts to attract, retain, and motivate qualified personnel, while also aligning the long-term value creation objectives of our workforce with those of our stockholders. The amendment also ensures that we will have a sufficient reserve of common stock available under the A&R ESPP to provide our eligible employees with the continuing opportunity to acquire a stock ownership interest in us through participation in a payroll deduction-based employee stock purchase plan. Our ESPP is an important component of the overall compensation package we offer to our employees and, therefore, our ability to attract, retain, and motivate employees would be harmed if we could no longer continue our ESPP.
The approximately 1,508,475 shares available for issuance under our ESPP as of April 17, 2026, is expected to run out prior to the 2027 Annual Meeting of our Stockholders. Accordingly, we are asking stockholders to approve the A&R ESPP now, to increase the number of shares authorized for issuance under our ESPP so that our employees may continue to purchase shares of our common stock under our ESPP.
Summary of the Amended and Restated ESPP
The A&R ESPP provides eligible employees with an opportunity to purchase shares of our common stock at a discount through accumulated payroll deductions. The principal terms of the A&R ESPP are summarized below. This summary is qualified in its entirety by reference to the full text of the A&R ESPP, which is attached as Appendix B to this Proxy Statement.
Purpose
The purpose of the A&R ESPP is to provide our employees with a means of acquiring an equity interest in Workday through payroll deductions, to enhance such employees’ sense of participation in our business, and to provide an incentive for continued employment through the opportunity to acquire equity at a discounted price.
Shares Reserved for Issuance
As of April 17, 2026, there were approximately 1,508,475 shares available for issuance under our ESPP. The total number of shares reserved under the A&R ESPP since its original adoption in 2012 is 11,650,917, which includes

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PROPOSAL NO. 5: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF 2012 EMPLOYEE STOCK PURCHASE PLAN
shares that have already been issued under the ESPP and are no longer available for issuance. The A&R ESPP does not include an automatic increase “evergreen” provision. The closing price per share of our common stock on April 17, 2026 was $123.83.
Offering Periods
The A&R ESPP is currently expected to be administered through consecutive six-month periods referred to as “Offering Periods,” commencing on each December 1 and June 1, and ending on the succeeding May 31 and November 30, respectively. The Compensation Committee may change the duration and structure of future Offering Periods in accordance with the terms of the A&R ESPP, provided that no Offering Period may extend for a period longer than 27 months.
On the first trading day of each Offering Period (the “Offering Date”), each eligible employee who has properly enrolled in that Offering Period in accordance with the rules prescribed by the Compensation Committee will be granted an option to purchase shares of our common stock to be funded by payroll deductions, based on the participant’s elected contribution rate. Unless a participant has properly withdrawn from the Offering Period, each option granted under the A&R ESPP will automatically be exercised on the last trading day of the Offering Period (the “Purchase Date”). The purchase price will be equal to 85% of the lesser of the fair market value of our common stock on (i) the Offering Date and (ii) the Purchase Date.
Plan Administration
The A&R ESPP will be administered by our Compensation Committee. Subject to the terms of the A&R ESPP, the Compensation Committee will have the authority to, among other matters, determine the eligibility of participants, determine the terms and conditions of offerings under the A&R ESPP, and construe and interpret the terms of the A&R ESPP.
Eligibility
Generally, all of our employees, and employees of any of our subsidiaries designated by the Compensation Committee, will be eligible to participate in the A&R ESPP; provided that employees who own (or are deemed to own as a result of stock attribution rules) stock constituting 5% or more of the total combined voting power or value of all classes of our stock or any of our subsidiaries will not be permitted to participate in the A&R ESPP. The Compensation Committee may, in its discretion, exclude the following categories of employees from participation: (i) employees who are not employed prior to the beginning of an Offering Period; (ii) employees who are customarily employed 20 hours or less per week in a calendar year; (iii) employees who are customarily employed five months or less in a calendar year; (iv) certain “highly compensated” employees; (v) employees who are citizens or residents of a foreign jurisdiction, if such employee’s participation is prohibited under the laws of the jurisdiction governing such employee or compliance with the laws of the foreign jurisdiction would violate the requirements of Section 423 of the Code; (vi) employees who do not meet any other eligibility requirements that the Compensation Committee may choose to impose (within the limits permitted by the Code); and (vii) individuals who provide services to Workday who are reclassified as common law employees for any reason except for federal income and employment tax purposes.
As of April 17, 2026, approximately 20,600 of our employees were eligible to participate in the A&R ESPP.
Enrollment in the A&R ESPP
Eligible employees become participants in the A&R ESPP by completing a subscription agreement or enrolling online authorizing payroll deductions prior to the applicable Offering Date. A person who becomes employed after the commencement of an Offering Period may not participate in the A&R ESPP until the commencement of the next Offering Period.
Contribution and Purchase Limitations
Unless otherwise determined by the Compensation Committee in accordance with the terms of the A&R ESPP, no participant may (i) elect a contribution rate of more than 15% of his or her compensation (as defined in the ESPP) for the purchase of shares under the A&R ESPP; (ii) purchase more than 1,500 shares of our common stock (which limit the Compensation Committee may increase or decrease provided such limit does not exceed 10,000 shares) under the A&R

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PROPOSAL NO. 5: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF 2012 EMPLOYEE STOCK PURCHASE PLAN
ESPP on any one Purchase Date; and (iii) purchase shares that have a fair market value of more than $25,000, determined as of the Offering Date, in any calendar year in which the Offering Period is in effect.
Certain Corporate Transactions
If the number of outstanding shares of our common stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, or similar change in our capital structure without consideration, then the Compensation Committee will proportionately adjust the number of shares available under the A&R ESPP, the purchase price, the number of shares any participant has elected to purchase and the limit on the number of shares a participant may purchase on any one Purchase Date.
In the event of a Corporate Transaction (as defined in the A&R ESPP), each outstanding right to purchase common stock under the A&R ESPP will be assumed or an equivalent option substituted by the successor corporation. In the event that the successor corporation refuses to assume or substitute for the purchase right, the Offering Period with respect to which such purchase right relates will be shortened and provide for a new final Purchase Date, which shall occur on or prior to the consummation of the Corporate Transaction, as determined by the Compensation Committee. The A&R ESPP shall terminate on the closing of the Corporate Transaction.
Term; Amendments and Termination
The Compensation Committee may generally amend, suspend, or terminate the A&R ESPP at any time without stockholder approval, except as may be required by applicable law or exchange listing rules. The A&R ESPP will terminate upon the issuance of all of the shares of common stock reserved for issuance under the A&R ESPP or an earlier termination of the A&R ESPP by our Board of Directors or our Compensation Committee.
Certain U.S. Federal Income Tax Consequences
The following is a general summary of the United States federal income tax consequences to us and to participants in the A&R ESPP based on tax laws in effect as of the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters that may be relevant to any particular participant. Among other considerations, this summary does not describe the tax laws of any state, municipality or foreign jurisdiction, or describe gift, estate, excise, payroll or other employment taxes. Participants are advised to consult with their tax advisors regarding the tax consequences of participation in the A&R ESPP. The A&R ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code and the following discussion is based on the assumption that it is so qualified.
Each participant’s payroll deductions under the A&R ESPP will be made on an after-tax basis. Generally, the participant will not recognize any taxable income at the time he or she is granted an option to purchase shares of common stock during an Offering Period or at the time the option is exercised to purchase shares on behalf of the participant. The participant will generally only recognize taxable income (or loss) on the date the participant sells or otherwise disposes of the acquired shares. The particular tax consequence depends on the length of time such shares are held by the participant prior to the sale or disposition.
If the shares are sold or disposed of more than two years from the first day of the Offering Period during which the shares were purchased, and more than one year from the Purchase Date or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (i) the amount by which the fair market value of the shares on the Offering Date exceeded the purchase price of the shares (calculated as though the shares had been purchased on the Offering Date) and (ii) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price. If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them.

34 | workday.com

PROPOSAL NO. 5: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF 2012 EMPLOYEE STOCK PURCHASE PLAN
We are generally not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.
New Plan Benefits
Participation in the A&R ESPP is voluntary and each eligible employee will have the discretion to determine whether and to what extent to participate in and contribute to the A&R ESPP. Accordingly, the benefits and amounts that will be received or allocated to officers and other employees under the A&R ESPP are not determinable at this time. Our non-employee directors will not be eligible to participate in our A&R ESPP.
Historical Plan Benefits
The closing price per share of our common stock on April 17, 2026 was $123.83. The following table shows, as to each of the individuals or groups indicated, the aggregate number of shares of common stock purchased under our ESPP since its inception through April 17, 2026. Our non-employee directors are not eligible to participate in our ESPP.
Named Executive Officers	Number of Shares Issued Under ESPP
Aneel Bhusri Co-Founder, Chief Executive Officer, and Chair	—
Carl Eschenbach Former Chief Executive Officer	310
Zane Rowe Chief Financial Officer	—
Gerrit Kazmaier President, Product & Technology	—
Richard H. Sauer Chief Legal Officer & Head of Corporate Affairs	834
All current executive officers as a group (6 persons)	961
All employees (excluding current executive officers)	10,141,481
ERISA Information; Tax Treatment of A&R ESPP
The A&R ESPP, including the right of participants to make purchases under the A&R ESPP, is intended to qualify as an “Employee Stock Purchase Plan” under the provisions of Section 421 and 423 of the Code, although we may offer sub-plans or offerings that are not intended to meet the Section 423 requirements for employees outside the United States pursuant to the terms of the A&R ESPP. The provisions of the A&R ESPP shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of those sections of the Code.
The A&R ESPP will not be a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Approval of the Amended and Restated ESPP
If the A&R ESPP is approved by our stockholders, it will become effective on the date of the Annual Meeting. Our Board of Directors intends to cause the additional shares of common stock that would become available for issuance to be registered on a Form S-8 Registration Statement to be filed with the SEC at our expense. If stockholders do not approve this proposal, the A&R ESPP will not become effective and the ESPP will continue as-is.
Vote Required
The approval of the Amended and Restated ESPP requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

2026 Proxy Statement | 35

PROPOSAL NO. 6: STOCKHOLDER PROPOSAL REGARDING DISCLOSURE OF EMPLOYEE RETENTION RATES BY DEMOGRAPHIC CATEGORY
AGAINST	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL NO. 6 REGARDING DISCLOSURE OF EMPLOYEE RETENTION RATES BY DEMOGRAPHIC CATEGORY.
We have received notice that As You Sow, on behalf of Corning 2 E W 5A (S) and Laird Norton Family Foundation, intends to submit the proposal set forth below at the Annual Meeting. We will furnish the address and number of shares held by the proponents upon receipt of a request to the Corporate Secretary for such information.
Stockholder Proposal
RESOLVED: Shareholders request that Workday disclose its employee retention rates by all categories the Company is required to track under applicable laws, such as veteran status, age, gender, race, and disability status at reasonable cost and excluding proprietary information.
Supporting Statement by Stockholder Proponent
WHEREAS: Workday Inc. (Workday) states that “We are committed to welcoming varied perspectives, experiences, and thoughts to drive creativity and problem-solving — crucial ingredients for leadership in a rapidly evolving landscape defined by AI, technology, and data. We understand that the pursuit of representation is a transformative journey that demands resilience, persistence, and a commitment to continual improvement. We are dedicated to this long-term effort, knowing that the hard work we invest in today will yield a more balanced, equitable, and innovative future.” It also states “Workday’s success starts with our people … Because when our employees thrive, Workday thrives … Our employees are our number one core value and our greatest asset.”1 It also notes in its 10-K, “… employees are our number one core value,” and, “To execute our growth plan, we must attract, enable, develop, and retain highly qualified talent.”2
Workday sells human resources’ tools to recruit, hire, train and retain workers. Its products and services are being used by client companies to design, implement, and monitor their human capital management strategies. Workday’s own 2024 global survey found that diversity, equity, and inclusion efforts remained a priority for 2,600 executives, with many companies increasing budgets and considering AI and other services Workday provides.3 Two-thirds of respondents had said that the demand of these programs were internally motivated and sat outside of political pressure.
Yet, Workday is not modeling the use of the solutions it provides to the marketplace. It does not disclose whether it is actually succeeding in retaining its own talent particularly across different demographic groups. This lack of transparency prevents investors from evaluating a material driver of the company’s brand, risk exposure, performance, and long-term value creation.
As employees leave, they take with them institutional knowledge, customer relationships, and process memory. High employee turnover also imposes recruitment, onboarding, and training costs. Gallup estimates employee-related turnover costs at 80% of annual salary for professionals in technical roles.4
In contrast, when a business retains employees, resources are freed up for customer service and investment in growth. Reducing separation rates also allows more investment per employee (training, development, cross-skilling) and the ability to build and deepen employee skills over time. Strong retention signals a healthy internal culture where employees have confidence in the future of the company.

1
https://www.workday.com/content/dam/web/en-us/documents/other/workday-global-impact-report.pdf.

2
https://app.quotemedia.com/data/downloadFiling?webmasterid=101533&ref=318999448&type=HTML&symbol=WDAY&cdn=e97899deca2c055
abdc0974b28d33c21&companyName=Workday+Inc.&formType=10-K&dateFiled=2025-03-11

3
https://blog.workday.com/en-us/workday-dei-landscape-report-business-leaders-remain-committed-2024.html

4
https://www.gallup.com/workplace/646538/employee-turnover-preventable-often-ignored.aspx

36 | workday.com

PROPOSAL NO. 6: STOCKHOLDER PROPOSAL REGARDING DISCLOSURE OF EMPLOYEE RETENTION RATES BY DEMOGRAPHIC CATEGORY
Employers such as Microsoft, Visa, Procter & Gamble, Bank of America, Netflix, and Pfizer disclose retention or attrition data by demographic group. In total, more than 250 companies disclose retention rates by gender and over 70 report them by race.
The Company’s Statement of Opposition
Our Board of Directors has carefully considered this stockholder proposal and recommends that you vote against it. While we strive to both build an inclusive workforce and retain great talent, we believe this proposal is unnecessary and not in the best interests of Workday or our stockholders.
Our Approach to Employee Retention and Inclusion
Our employees are our number one core value, and we believe that our success starts with our people. We recognize the importance of employee retention outlined in the proposal, and as a provider of solutions that help organizations build agile skills-based workforces, deliver better employee experiences, and empower human resources leaders to champion the potential of their workforces, our approach to employee retention goes beyond simple tracking of employee demographic metrics. In fact, we have built a sophisticated, multi-faceted approach to Workday employee satisfaction, talent retention, and company culture that demonstrates the use and value of our own solutions.
Our employees tell us they are most engaged when they are continuously being exposed to new things, empowered to build new skills, and have the ability to make an impact in their roles. We developed Career Hub, available to all of our employees through the Workday platform, which helps our employees share skills and interests and receive relevant professional connections, curated learning content, and recommended jobs and skills to help them on their career journeys. Using Workday AI, Career Hub provides workers with suggestions to grow their skills and capabilities and encourages opportunities for continued career development at Workday. Through the Career Path Builder feature on Career Hub, our employees can build and explore a step-by-step path to reach their career potential at Workday, promoting the retention of our workforce.
Additionally, we believe that understanding what our employees want and supporting them effectively is critical to retaining our highest performing employees, and we use our own solutions to listen to and engage with our employees. With Workday Peakon Employee Voice, powered by Workday AI, we collect and analyze feedback in real time from our employees, garner insights and recommendations, and turn that feedback into dialog and action. The data points we receive from the weekly Peakon Employee Voice surveys sent to all employees help us to identify actions to improve our company and culture and support talent retention in ways that matter most to our employees based on their own feedback.
In addition to using our own technology to promote employee retention, we prioritize our employees by building a vibrant workplace that fuels collaboration and where all employees are valued for their unique perspectives. We do this by investing in our employees’ growth, offering flexibility, and promoting well-being and productivity, both personally and professionally. Our Employee Belonging Councils are instrumental in cultivating a culture of Value Inclusion and Belonging for Everyone™ by providing spaces open to all employees to build connections, foster ideation, and drive innovation.
Board Oversight of Human Capital Management
Our Board, through its Compensation Committee, actively oversees and provides input on our human capital management strategy, including employee retention and workforce composition. The Compensation Committee receives regular reports from management on workforce metrics, retention trends, and the effectiveness of our human capital management strategies and policies regarding (i) Workday’s total rewards programs, (ii) workforce planning and our skills-based hiring approach, (iii) employee skills, development, engagement, and well-being, and (iv) our inclusive, high-performance culture. This Board-level oversight helps ensure that retention and inclusion remain strategic priorities with appropriate accountability.
Furthermore, the Compensation Committee works closely with management to monitor and mitigate any significant human capital-related risk exposures. By regularly assessing workforce composition, succession planning, and our overall compensation philosophy, the Compensation Committee helps ensure that our human capital management practices are designed to retain a well-rounded and highly skilled workforce without the need for the rigid, granular tracking requested by the proposal, which could undermine our strategic flexibility in a highly competitive market.

2026 Proxy Statement | 37

PROPOSAL NO. 6: STOCKHOLDER PROPOSAL REGARDING DISCLOSURE OF EMPLOYEE RETENTION RATES BY DEMOGRAPHIC CATEGORY
Our Approach to Retention Analysis
Workday takes a holistic, skills-based approach to talent acquisition and retention. By standardizing practices to attract, retain, and evaluate talent fairly, minimize barriers and biases, and promote a skills-first workforce approach, we aim to deliver a meaningful and positive experience for all. Our 2025 Global Impact Report provides workforce demographic information broken down by gender across our total global population, leadership, management, technical roles, and non-technical roles and by age across our total global population, leadership, and management. We do not report retention rates segmented by demographic categories since publishing such segmented data might incorrectly suggest that these metrics drive our corporate strategy, human capital priorities, or resource allocation.
The Requested Disclosure Would Not Benefit Stockholders
The Board does not believe the requested segmented retention data would provide meaningful additional information to stockholders. The detailed disclosure of our use of our own technology to promote employee development, our employee engagement programs, and Board-level oversight of human capital management, combined with the demographic composition information in our 2025 Global Impact Report, already offers stockholders appropriate insight into the effectiveness of our employee recruitment, retention, and development strategy. Any meaningful analysis of employee retention must distinguish between voluntary departures, involuntary separations, and natural workforce transitions such as retirements, relocations, and career changes. Presenting segmented retention data in isolation, without appropriate context regarding the numerous factors that influence employee departures, risks mischaracterizing our priorities, could lead to misleading conclusions about the effectiveness of our programs or the health of our workplace culture, and would fail to provide stockholders with actionable insights. Such disclosure could overstate the role demographic metrics play in our workforce management and planning or may create pressure to optimize for specific metrics rather than our skill-based approach.
In addition, our commitment to fair treatment is validated by independent third parties. For the sixth consecutive year, Workday has been recognized by Ethisphere as one of the World’s Most Ethical Companies. We have also been named to the JUST100 by JUST Capital, recognized as one of America’s Most Responsible Companies by Newsweek, and named among the World’s Most Sustainable Companies by Time. These recognitions reflect external validation that our approach to human capital management, corporate culture, and ethical practices is effective and industry-leading.
For all of these reasons, we believe that adoption of this stockholder proposal is not appropriate and is not in the best interests of Workday and our stockholders. Our Board recommends that stockholders vote against this proposal.
Vote Required
Approval of this stockholder proposal regarding disclosure of employee retention rates by demographic category requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

38 | workday.com

PROPOSAL NO. 7: STOCKHOLDER PROPOSAL REGARDING DISCLOSURE OF VOTING RESULTS BASED ON SHARE CLASS
AGAINST	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL NO. 7 REGARDING DISCLOSURE OF VOTING RESULTS BASED ON SHARE CLASS.
We have received notice from Brad Lander, Comptroller of the City of New York, that the Office of the Comptroller of the City of New York, as the custodian and a trustee of the New York City Employees’ Retirement System, the New York City Teachers’ Retirement System, the New York City Police Pension Fund, and the New York City Board of Education Retirement System (individually, a “System,” and, collectively, the “Systems”), intends to submit the proposal set forth below at the Annual Meeting. We will furnish the address and number of shares held by the Systems upon receipt of a request to the Corporate Secretary for such information.
Stockholder Proposal
RESOLVED: Shareholders request that Workday, Inc. (“Workday”) disclose the voting results on matters subject to a shareholder vote according to the class of shares, specifically differentiating between shares carrying one vote per share and those carrying multiple votes per share, beginning with Workday’s 2026 annual meeting.
Supporting Statement by Stockholder Proponent
Workday maintains a dual-class structure for its common stock. Its Class B common stock carries ten votes per share while its Class A common stock carries one vote per share.5 Currently, voting results are disclosed by Workday without any distinction by share class. It is important for results to be disclosed separately by share class to determine whether the concerns of each type of stockholder are aligned and communicated appropriately to the Board.
Due to this share structure, a small group controls Workday’s voting rights. As of April 2025, co-founders David Duffield and Aneel Bhusri and their affiliates owned about 99% of the Class B common stock, giving them approximately 70% of the total voting power.6 Workday affirms that this outsized voting power gives the co-founders the ability “to control the outcome of matters submitted to our stockholders for approval, including the election of directors and any merger, consolidation, or sale of all or substantially all of our assets.”7
The co-founders’ control is expected to remain until at least October 2032, or until other specified conditions are met.8 As Workday affirms, this outsized influence “will limit or preclude the ability of non-affiliates to influence corporate matters for the foreseeable future.9
Because Class B stockholders can determine voting outcomes, aggregate reporting may mask substantial opposition from unaffiliated stockholders, [sic]
Although Workday’s aggregated vote disclosure indicates majority shareholder support, investors must perform detailed modeling to approximate independent shareholder sentiment.
Based on our analysis, we estimate that 75% of unaffiliated shareholders voted against Say-on-Pay in 2024 — in fact, a substantial majority voted against this proposal from 2022 through 2025, and against the 2022 equity plan. These estimates highlight why Workday should disclose vote results by class. Investors should not be required to devote specialized staff and repeated modeling simply to understand whether independent shareholders support or oppose management.

5
https://www.sec.gov/Archives/edgar/data/1327811/000132781125000056/wday-20250131.htm

6
https://www.sec.gov/Archives/edgar/data/1327811/000110465925038009/tm2428649-2_def14a.htm#tSOOC; co-founders also own a portion of Class A stock.

7
https:/www.sec.gov/Archives/edgar/data/1327811/000132781125000056/wday-20250131.htm

8
Ibid.

9
Ibid.

2026 Proxy Statement | 39

PROPOSAL NO. 7: STOCKHOLDER PROPOSAL REGARDING DISCLOSURE OF VOTING RESULTS BASED ON SHARE CLASS
Disaggregated vote reporting would allow Class A stockholders — and the Board — to assess whether the Board is responsive to the majority of unaffiliated shareholders without the need to perform complex, resource-intensive analysis.
The nonpartisan Council of Institutional Investors includes class-based vote disclosure as a best practice, and companies such as Duluth Holdings Inc. and Salem Media Group already provide it.
Workday should adopt this straightforward governance practice as it would benefit both unaffiliated investors and the Board.
Vote FOR this proposal.
The Company’s Statement of Opposition
Our Board of Directors has carefully considered this stockholder proposal and, given that Workday already provides comprehensive information about our capital structure and security ownership through our existing disclosures, our Board believes that the requested additional disclosure is unnecessary and not in the best interests of the company or our stockholders. Our Board recommends that you vote against this proposal.
Our Existing Disclosures Already Equip Stockholders With the Relevant Information
Detailed disclosure with respect to our capital structure and security ownership is provided to stockholders annually in our proxy statement and in other filings made with the SEC. These disclosures make clear that holders of our Class A common stock are entitled to one vote per share and holders of our Class B common stock are entitled to ten votes per share. We also disclose the beneficial ownership of our directors, officers, and significant stockholders, including the number and percentage of Class B shares held by our co-founders and their affiliates. Armed with this publicly available data, any stockholder or market participant can readily evaluate the composition and implications of our voting results.
Investors Have Long Been Aware of Our Dual Class Structure
Our dual class share structure has been a feature of the company since we became publicly traded. All Workday stockholders and market participants have had an opportunity to review the voting rights attached to each class of shares and the concentration of voting power among our co-founders, and to weigh this information in their investment decisions, prior to acquiring our stock. We believe this proposal is unnecessary and does not provide an additional benefit to our stockholders as it does not address an information gap, but rather seeks information that stockholders can already closely estimate based on the comprehensive ownership and voting data we currently publish.
Robust Governance Practices Ensure Accountability to All Stockholders
Our Board takes seriously its obligation to act in the best interests of all Workday stockholders, without regard to the class of shares they hold. Rather than relying on a single disclosure metric, we have built a governance framework that provides meaningful accountability and multiple channels for stockholder input. As described elsewhere in this Proxy Statement, we engage with our stockholders, including holders of our Class A common stock, throughout the year to solicit feedback on areas such as our corporate governance, compensation programs, and responsible AI practices. Our commitment to proactive, year-round dialogue fosters transparency and accountability in our decision-making.
Class-by-Class Vote Reporting Is Not Standard Practice and Offers Limited Incremental Value
Reporting voting results based on class of shares remains a rare practice among dual class issuers. Many of the nation’s leading technology companies operate under multi-class structures and do not publish disaggregated vote tallies. When considered alongside the comprehensive information we already make available and our commitment to ongoing dialogue with our stockholders, the marginal transparency benefit of the requested report does not justify singling us out for a practice that the market has not broadly embraced.
For all these reasons, our Board recommends that stockholders vote against this proposal.
Vote Required
Approval of this stockholder proposal regarding disclosure of voting results based on share class requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

40 | workday.com

DIRECTORS AND CORPORATE GOVERNANCE
Corporate Governance
We are committed to effective corporate governance that: strengthens board and management accountability promotes the long-term interest of our stockholders is informed by the perspectives of our stockholders
Our Corporate Governance Guidelines establish the governance framework within which the Board of Directors conducts its business and fulfills its responsibilities. These guidelines are available on our website at www.workday.com/governanceguidelines. The Board regularly reviews our Corporate Governance Guidelines in light of legal and regulatory requirements, evolving best practices, and other developments, and approves updates as appropriate.
Our Board has taken a thoughtful approach to board composition and refreshment to ensure that our directors have backgrounds that individually and collectively add significant value to the strategic decisions made by the company and that enable the Board to provide oversight of management as our company grows to help ensure accountability and transparency to our key stakeholders, including our stockholders. In addition to a strong, engaged, and highly independent Board with deep expertise in areas most critical to Workday’s business and strategic objectives, we are committed to a corporate governance structure that promotes long-term stockholder interests by providing our stockholders with both the opportunity to provide direct feedback and key substantive rights to help ensure accountability.
Risk Oversight by Our Board of Directors
Board of Directors

•
Reviews strategic and operational risks, including Workday’s product and innovation roadmap, development and deployment of AI, and responsible AI framework and practices

•
Receives reports on all significant committee activities at each regular meeting

•
Evaluates the risks inherent in significant transactions and oversees our approach to acquisitions, including the integration of acquired companies

•
Assists in determining the appropriate level of risk for our company and assesses the specific risks that we face

•
Reviews management’s strategies for adequately mitigating and managing identified risks

•
Regularly meets in executive sessions to provide oversight of risks independent of management

Audit Committee	Compensation Committee	Nominating and Governance Committee

•
Oversees the overall enterprise risk management framework of the company

•
Oversees the accounting and financial reporting processes of the company

•
Oversees risks relating to financial accounting, reporting and controls, and ethical, legal, and regulatory matters, including cybersecurity and other information technology risks

•
Assesses risks created by the incentives inherent in our compensation policies

•
Oversees human capital management, including workforce planning and employee development and engagement

•
See “Compensation Policies and Practices as they relate to Risk Management” in the “Compensation Discussion and Analysis” section elsewhere in this Proxy Statement for additional information

•
Assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, and matters related to corporate governance, public policy, the regulatory and geopolitical environment, and sustainability initiatives

Management
• Responsible for day-to-day management of risk • Reports to Board on a regular basis on areas of strategic and operational risks

2026 Proxy Statement | 41

DIRECTORS AND CORPORATE GOVERNANCE
Risk is inherent in every business, and so risk assessment and oversight are critical parts of Workday’s governance and management processes. While our management team is responsible for the day-to-day management of risk, our Board of Directors is ultimately responsible for risk oversight. Our Board exercises its risk oversight function both directly and indirectly through its committees and believes that open communication between the Workday management team and our Board is essential for effective risk management and oversight. Our Board receives regular reports from members of senior management on areas of material risk to Workday, including strategic, operational, financial, cybersecurity- or privacy-related, AI-related, sustainability-related, legal, regulatory, and reputational risks. While our full Board reviews material business and strategic risks, the Audit Committee, Nominating and Governance Committee, Compensation Committee, and Investment Committee support our Board in discharging its risk oversight duties and address risks inherent in their respective areas. We believe this division of responsibilities is an effective approach for addressing the risks we face, and that our Board leadership structure supports this approach.
Board Oversight of Security, Privacy, and Trust
Our Board of Directors devotes significant time to our privacy practices as well as cybersecurity and information security risks and cyber incident preparedness and response. Our Chief Information Security Officer and other internal and external privacy and security subject matter experts regularly update the Audit Committee and the Board on our privacy and security practices, as well as existing and emerging cyber threats, incident response, our security framework and governance processes, security features of the products we provide our customers, the results of third-party assessments, and the status of projects to strengthen our cybersecurity systems.
Board Oversight of AI
Our full Board of Directors directly oversees Workday’s corporate and product AI strategy and receives regular updates from our President, Product & Technology, Chief Responsible AI Officer, and other executives on our development and deployment of emerging technologies, including generative and agentic AI, and our responsible AI framework and practices. In addition, the Board also oversees certain AI-related risks at the committee level. The Audit Committee oversees cybersecurity, privacy, and other information technology risks related to AI and the Nominating and Governance Committee oversees external risks related to AI, including those related to the evolving regulatory environment.
Director Independence
Our Class A common stock is listed on the Nasdaq Global Select Market. The listing rules of this stock exchange generally require that a majority of the members of a listed company’s board of directors be independent. Our Board of Directors has determined that none of our current directors who are not current employees (Messrs. Bogan, Frederick, Hawkins, McNamara, Speiser, Still, and Yang, and Mses. Centoni, Doughtie, and Morris) has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of the Nasdaq Global Select Market. The disinterested members of our Board have determined that the arms-length commercial transactions we enter into with companies that employ certain members of our Board do not interfere with the independence of such directors.
Leadership Structure
Our corporate governance framework provides the Board of Directors flexibility to determine the appropriate leadership structure that promotes Board effectiveness and is in the best interests of Workday and our stockholders. Our Corporate Governance Guidelines do not require the separation of the offices of Chair of the Board and Chief Executive Officer. The Board may appoint a Chair and one or more Vice Chair of the Board, at least one of whom will be an independent director. If the role of Chair is filled by a director who does not qualify as an independent director, the independent members of the Board will designate a Lead Independent Director. The Lead Independent Director may also be a Vice Chair.
The Board appointed Mr. Bhusri as our Chief Executive Officer, effective February 6, 2026. Mr. Bhusri also serves as a member of our Board, including serving as Chair since April 2021. Because our Chair is a current executive officer of Workday, Mr. Hawkins serves as our Vice Chair and Lead Independent Director of the Board. Independent directors and management sometimes have different perspectives and roles in strategy development. Our independent directors bring experience, oversight, and expertise from outside of Workday, while Mr. Bhusri brings Workday-specific experience and expertise.

42 | workday.com

DIRECTORS AND CORPORATE GOVERNANCE
Our Board believes that the current leadership structure, coupled with a strong emphasis on independence, provides effective independent oversight of management while allowing the Board and management to benefit from the extensive executive leadership and operational experience of Mr. Bhusri. As Co-Founder, Chief Executive Officer, and Chair, Mr. Bhusri possesses in-depth knowledge of the issues, opportunities, and challenges facing Workday and its business, and is equipped to coordinate with the Board as he drives Workday’s innovation agenda, product vision, and strategic priorities during this pivotal moment in the enterprise software industry. Mr. Bhusri’s experience is fundamental to our next phase of growth and our commitment to the continued creation of both innovative solutions for our customers and sustainable value for our stockholders.
Lead Independent Director
Mr. Hawkins serves as Vice Chair of the Board and as Lead Independent Director of the Board of Directors. As Lead Independent Director, among other responsibilities, Mr. Hawkins:
•
coordinates and prepares agendas and presides over regularly scheduled meetings at which only our independent directors are present;

•
serves as a liaison between employee directors and the independent directors;

•
coordinates the activities of the independent directors;

•
advises the Chief Executive Officer and/or Chair, as applicable;

•
advises the Board periodically or as needed about the quality, quantity, and timeliness of information requested by the Board from Workday’s management;

•
oversees the Board’s evaluation of the Chief Executive Officer’s performance and the Board’s annual evaluation process;

•
is available, under appropriate circumstances, for direct communication with stockholders; and

•
performs such additional duties as our Board may otherwise determine, request, or delegate from time to time.

Executive Sessions of Independent Directors
In order to promote open discussion among independent directors, our Board of Directors has a policy of conducting executive sessions of independent directors during each regularly scheduled Board meeting and at such other times if requested by an independent director. These executive sessions are usually chaired by our Lead Independent Director and feedback is provided to Workday’s Chief Executive Officer or other members of management, as needed, promptly after such executive sessions.
Meetings of the Board of Directors
The Board of Directors met 14 times during fiscal 2026 and took action by unanimous written consent four times. Each director attended at least 75% of the total number of meetings of the Board and of any Board committees of which he or she was a member during fiscal 2026, except for Messrs. Frederick and Yang, who attended 74% and 73%, respectively, of such meetings held during fiscal 2026.
It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. All members of the Board during fiscal 2026 attended our annual meeting held on June 4, 2025. We have scheduled our 2026 Annual Meeting on the same day as a regularly scheduled Board meeting in order to facilitate attendance by our Board members.

2026 Proxy Statement | 43

DIRECTORS AND CORPORATE GOVERNANCE
Committees of the Board of Directors
Our Board of Directors has established an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and an Investment Committee. The current composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. The following table provides membership information for each of our Board committees:
	Audit Committee	Compensation Committee	Nominating & Governance Committee	Investment Committee
Aneel Bhusri ★
Thomas F. Bogan
Elizabeth Centoni
Lynne M. Doughtie
Wayne A.I. Frederick, M.D.
Mark J. Hawkins ★★
Michael M. McNamara
Rhonda J. Morris
Michael L. Speiser
George J. Still, Jr.
Jerry Yang
★ = Chair of the Board	= Committee Chair
★★ = Lead Independent Director	= Member
Audit Committee
Our Audit Committee is composed of Ms. Doughtie and Messrs. Bogan, Hawkins, and McNamara, each of whom is independent and financially literate within the meaning of the Nasdaq Global Select Market rules. Mr. Hawkins is the Chair of the committee. Each of Ms. Doughtie, and Messrs. Bogan, Hawkins, and McNamara also satisfies the independence requirements of Rule 10A-3 of the Exchange Act. Ms. Doughtie and Messrs. Bogan and Hawkins are each an Audit Committee financial expert, as that term is defined under SEC rules, and possess financial sophistication as defined under the rules of the Nasdaq Global Select Market. The designation does not impose on any of them any duties, obligations, or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board.
The Audit Committee met nine times during fiscal 2026. The committee is directly responsible for, among other things:
•
selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;

•
ensuring the independence of the independent registered public accounting firm;

•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;

•
establishing procedures for employees to submit concerns anonymously about questionable accounting or audit matters or alleged violations of our Code of Conduct or applicable laws;

•
overseeing our internal audit function and reviewing and discussing with management internal audit activities;

•
considering the adequacy of our internal controls and our internal audit function;

•
reviewing the development and implementation of disclosure controls and procedures with respect to sustainability disclosures;

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•
overseeing our overall enterprise risk management framework and reviewing our (i) major financial risk exposures, (ii) significant climate-related financial risks, (iii) cybersecurity, privacy, and other information technology risks, including those related to AI, and (iv) processes to manage risk;

•
overseeing our global ethics and compliance function;

•
reviewing proposed waivers of the Code of Conduct for directors and executive officers;

•
reviewing material related party transactions or those that require disclosure; and

•
approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

The Audit Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and the Nasdaq Global Select Market. The Audit Committee charter is available on our website at www.workday.com/audit-committee-charter.
Compensation Committee
Our Compensation Committee is composed of Mses. Centoni, Doughtie, and Morris and Mr. Still, each of whom is independent within the meaning of the Nasdaq Global Select Market rules. Mr. Still is the Chair of our Compensation Committee. Each member of the committee is also a “non-employee director” under Rule 16b-3(b)(3)(i) of the Exchange Act and is free from any relationship that, in the opinion of our Board, would interfere with the exercise of independent judgment as a Compensation Committee member.
The Compensation Committee met five times during fiscal 2026 and took action by unanimous written consent 14 times. The committee is responsible for, among other things:
•
reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

•
reviewing and recommending to our Board the compensation of our directors;

•
reviewing and approving, or recommending that our Board approve, the terms of any employment arrangements with our executive officers;

•
reviewing and approving the selection of peer companies used for compensation analysis;

•
reviewing and approving, or recommending that our Board approve, any amendment of our recoupment policies and practices and stock ownership guidelines applicable to our Board and/or executive officers;

•
administering our stock and equity incentive plans;

•
reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans;

•
working with management and independent directors to facilitate ongoing succession planning for executive officer positions;

•
reviewing our strategies and policies related to human capital management, including Workday’s total rewards programs; workforce planning and our skills-based hiring approach; employee skills, development, engagement, and well-being; and our inclusive, high-performance culture;

•
reviewing our major compensation and human capital-related risk exposures; and

•
reviewing our overall compensation philosophy.

The Compensation Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and the Nasdaq Global Select Market. The Compensation Committee charter is available on our website at www.workday.com/compensation-committee-charter.
Nominating and Governance Committee
Our Nominating and Governance Committee is composed of Messrs. Frederick, Hawkins, McNamara, and Yang, each of whom is independent within the meaning of the Nasdaq Global Select Market rules. Mr. McNamara is the Chair of our Nominating and Governance Committee.

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The Nominating and Governance Committee met five times during fiscal 2026. The committee is responsible for, among other things:
•
identifying and recommending candidates for membership on our Board;

•
reviewing and recommending our Corporate Governance Guidelines and policies;

•
overseeing and reviewing our (i) policies and programs concerning sustainability, corporate responsibility, and governance, (ii) public policy matters, including political activities and expenditures, and (iii) participation and visibility as a global corporate citizen;

•
overseeing significant environmental-related risks, including climate-related risks, and the steps management has taken to monitor or mitigate such risks;

•
overseeing regulatory, compliance, and geopolitical risks facing the company, such as those related to Workday’s use and development of AI and macroeconomic events;

•
conducting an annual review of the independence of the non-employee directors and members of the Nominating and Governance Committee, the Audit Committee, and the Compensation Committee;

•
reviewing and recommending the composition of our Board and its committees in light of the current needs of the Board, including determining whether it may be appropriate to add or remove directors after considering issues of judgment, age, skills, background, and experience;

•
overseeing the process of evaluating the performance of our Board;

•
reviewing any feedback received from stockholder engagement efforts and reviewing any proposals properly submitted by stockholders for action at annual meetings of stockholders and making recommendations to our Board regarding action to be taken in response to such proposals; and

•
assisting our Board on other corporate governance matters.

The Nominating and Governance Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and the Nasdaq Global Select Market. The Nominating and Governance Committee charter is available on our website at www.workday.com/nominating-governance-committee-charter.
Investment Committee
Our Investment Committee is composed of Messrs. Bogan, Speiser, Still, and Yang. Mr. Yang is the Chair of our Investment Committee. Our Investment Committee is responsible for reviewing and approving, or recommending that the Board approve, certain mergers, acquisitions, joint ventures, and investments, and working with management to develop effective and scalable processes for the review and execution of such transactions. The Investment Committee met five times during fiscal 2026.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is, or at any time during the past year has been, an officer or employee of ours during the time on which they served on the Compensation Committee. None of our executive officers currently serve, or in the past year has served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
Considerations in Evaluating Director Nominees
The Nominating and Governance Committee is responsible for identifying, evaluating, and recommending candidates to the Board of Directors for Board membership, or the Board may conduct the process of identifying and evaluating Board candidates directly. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing an experienced and highly qualified Board. Candidates may come to our attention through current members of our Board, professional search firms, stockholders, or other persons.
The Nominating and Governance Committee will recommend to the Board for selection all nominees to be proposed by the Board for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board for election at each annual meeting of stockholders, and, if requested by the Board, will recommend all director nominees to be appointed by the Board to fill interim director vacancies.

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The Board will be responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders. The Board may, either directly or upon the recommendation of the Nominating and Governance Committee, consider the minimum qualifications set forth below and such other factors as it may deem, from time to time, are in the best interests of Workday and our stockholders.
Director Qualifications
The Nominating and Governance Committee and the Board believe that candidates for director should have certain minimum qualifications, including, without limitation:
•
demonstrated business acumen and leadership, and high levels of accomplishment;

•
experience with high-growth companies and global public companies;

•
ability to exercise sound business judgment and to provide insight and practical wisdom based on experience;

•
commitment to understand Workday and its business, products, industry, competitive landscape, and strategic objectives;

•
integrity and adherence to high personal ethics and values, consistent with our Code of Conduct;

•
ability to read and understand financial statements and other financial information pertaining to Workday;

•
commitment to enhancing stockholder value;

•
willingness to act in the interest of all stockholders; and

•
for directors who are not current or former employees, independence under Nasdaq Global Select Market listing standards and other applicable rules and regulations.

In the context of the Board’s existing composition, other requirements that are expected to contribute to the Board’s overall effectiveness and meet the needs of the Board and its committees may be considered.
The Nominating and Governance Committee oversees each individual director’s performance, the Board’s performance, and the operation and composition of each committee. Also, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. To help ensure that our directors devote sufficient time to carry out their duties and responsibilities effectively, our Corporate Governance Guidelines provide that each director may not serve on more than three other public company boards without prior approval of the Nominating and Governance Committee and that each director should engage in discussion with our Nominating and Governance Committee prior to accepting an invitation to serve on a public or for-profit private company board of directors.
When considering nominees, our Nominating and Governance Committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, financial and other business expertise, breadth of experience, relevant skills and whether their skills are complementary to those of our existing board, and experience in and knowledge about our business or industry. Workday does not have a formal diversity policy with regards to directors, however Workday values inclusion on a company-wide basis and endeavors to assemble a board with varied perspectives and backgrounds. The Nominating and Governance Committee does not assign specific weights to any particular criteria and reviews the candidate’s qualifications in light of the specific needs of the Board at that time.
Director Tenure and Board Refreshment
We believe that a mix of long- and shorter-tenured directors contributes to the effectiveness of our Board. Long-tenured directors possess institutional knowledge and valuable historical insights into Workday’s operations, while new directors bring fresh perspectives. To achieve the appropriate balance of tenure, skills, experience, and contributions, the Board carefully considers its composition on an ongoing basis. In furtherance of this objective, and to strengthen representation of certain key skills and experiences, including AI

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expertise, operational experience, and experience as a Workday customer, the Board elected Mses. Centoni and Morris and Mr. Speiser within the last two fiscal years.
Under the Corporate Governance Guidelines, there are no limits on the number of three-year terms that may be served by a director. However, in connection with evaluating recommendations for nomination for re-election, director tenure is considered.
Director Onboarding and Continuing Education
Our director onboarding program is designed to familiarize new directors with our company, industry, culture, and policies in an effort to optimize their service on the Board. New directors receive orientation materials that provide them with important information about Workday, our Board, and the general roles and responsibilities of directors of publicly traded companies. Each new director also is invited to meet with our executives and other key members of senior management to gain a deeper understanding of Workday’s business and operations.
We recognize the benefit of continuing education for our directors — especially in the areas presenting the most critical risks to Workday. Our executives, other key members of senior management, and outside experts, as appropriate, routinely speak at Board and committee meetings on topics impacting Workday, including emerging risks, industry trends, technological developments, strategic priorities, policy updates, and competitive challenges. We have provided director education on evolving areas such as cybersecurity and AI, allowing our directors to build upon their existing skills and expertise while gaining a better understanding of new challenges and opportunities facing our business. We also encourage our directors to attend external educational programs and provide financial and administrative support for that purpose.
Annual Board Evaluations
Our Board is committed to continuous improvement, and the annual Board and committee self-evaluations play critical roles in assessing the overall effectiveness of our Board and committees. The evaluations allow each director to assess the processes, structure, composition, and effectiveness of the Board and of each committee on which he or she sits, as well as their own contributions. The annual evaluation process is set forth below.
Complete Questionnaire Each director completes a written questionnaire pertaining to the Board and each committee on which they serve. Each director also completes an individual self-assessment, allowing him or her to reflect on their own contributions. Review Responses Results of the questionnaires are anonymized and the responses are reviewed, analyzed, and reflected upon by the directors and then discussed by the Board and each committee. Incorporate Feedback Board and committee policies and practices are revised as appropriate based on the results of the evaluation.
Non-Employee Director Compensation
Under our current compensation practices, our non-employee directors receive equity compensation for their service as directors, which we believe reinforces alignment with our stockholders and is consistent with our overall compensation philosophy. Our Board of Directors has historically approved annual refresh grants for our non-employee directors in respect of their Board and committee service at levels recommended by our Compensation Committee. Our compensation practices for non-employee directors are reviewed annually by our Compensation Committee. In addition, our executive compensation consultant, Semler Brossy Consulting Group (“Semler Brossy”), analyzes the competitive position of our director compensation program against the peer group used to review our executive compensation and examines how our director compensation levels, practices, and design features compare to members of our compensation peer group. Our Compensation Committee reviews this peer group to assess our director compensation against companies that have a similar size and growth trajectory as Workday and have similar business characteristics, such as companies focused on cloud applications or enterprise software. You can find additional information on our compensation peer group in the “Compensation Discussion and Analysis” section included elsewhere in this Proxy Statement.

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During fiscal 2026, in accordance with the practices described above, our Compensation Committee reviewed our non-employee director compensation program and recommended that the Board maintain the annual refresh grant of restricted stock units (“RSUs”) to our non-employee directors and to the Chair of the Board, Vice Chair/Lead Independent Director, and committee members and chairs at the same levels disclosed in our 2025 Proxy Statement, which are set forth in the table below. The number of RSUs awarded to each director during fiscal 2026 was determined by dividing the value of RSUs approved by the Board for each director by the trailing 20-day simple moving average stock price of Workday’s Class A common stock, calculated using the 20 trading days prior to the date of grant. These equity awards vest in one annual installment on May 5th of the year following the year of grant, assuming continuous service through the vest date.
Grant Type	Annual RSU Award
Non-Employee Director	$320,000
Non-Employee Chair of the Board	50,000
Vice Chair and Lead Independent Director	50,000
Chair of the Audit Committee	75,000
Member of the Audit Committee	37,500
Chair of each of the Board’s other Committees	50,000
Member of each of the Board’s other Committees	25,000
Additionally, upon joining our Board, a non-employee director will generally be granted an initial equity award in connection with his or her appointment to the Board. Our 2022 Equity Incentive Plan provides that a continuing non-employee director may receive awards representing no more than $750,000 total value in any calendar year, and a newly appointed non-employee director may receive awards up to $1,750,000 in total value in the calendar year in which the individual first becomes a non-employee director, provided that any initial award granted in connection with the commencement of his or her initial service as a non-employee director shall not exceed $1,000,000 in value. Consistent with these policies and other recent director appointments, in fiscal 2026 Ms. Morris received an initial award upon her appointment with a target value of $750,000. Ms. Morris also received the regular annual award for non-employee directors for her service on the Board and Compensation Committee in fiscal 2026, which had a grant date value of $333,305 of the date of grant, consistent with other Workday directors and in line with our standard practice for newly-appointed non-employee directors.
Consistent with the above, in fiscal 2026, the Compensation Committee granted awards to the non-employee directors as set forth in the following table. We also reimburse directors for travel expenses incurred in connection with attendance at Board meetings and other Workday events and for expenses incurred for continuing education related to their service as directors. Other than as set forth in the table below, in fiscal 2026, we did not pay any cash compensation or other fees to, make any equity awards or non-equity awards to, or pay any other compensation to any person who served as a non-employee director for all or a portion of fiscal 2026 in respect of their service as members of our Board.
Name	Grant Date	Number of Shares Subject to RSU Award(1)	Value of RSU Award on the Date of Grant(2)	Total Compensation
Mark J. Hawkins (Vice Chair and Lead Independent Director)	6/04/2025	1,820	$454,054	$454,054
Thomas F. Bogan	6/04/2025	1,481	369,480	369,480
Elizabeth Centoni	6/04/2025	1,336	333,305	333,305
Lynne M. Doughtie	6/04/2025	1,481	369,480	369,480
Wayne A.I. Frederick, M.D.	6/04/2025	1,336	333,305	333,305
Michael M. McNamara	6/04/2025	1,578	393,679	393,679
Rhonda J. Morris	6/04/2025	1,336	333,305
	3/05/2025(3)	2,852	740,408	1,073,713
Michael L. Speiser	6/04/2025	1,336	333,305	333,305
George J. Still, Jr.	6/04/2025	1,530	381,704	381,704
Jerry Yang	6/04/2025	1,530	381,704	381,704

(1)
RSU awards shown in the table above will vest in full on May 5, 2026, other than as indicated in the following footnotes. The following table provides information regarding outstanding equity awards held by non-employee directors as of January 31, 2026:

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	RSU Awards
Name	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(i)
Mark J. Hawkins	1,254	220,240
	1,820	319,647
Thomas F. Bogan	206	36,180
	1,481	260,108
Elizabeth Centoni	2,146	376,902
	1,336	234,642
Lynne M. Doughtie	1,481	260,108
Wayne A.I. Frederick, M.D.	656	115,213
	1,336	234,642
Michael M. McNamara	1,578	277,144
Rhonda J. Morris	2,852	500,897
	1,336	234,642
Michael L. Speiser	2,165	380,239
	1,336	234,642
George J. Still, Jr.	1,530	268,714
Jerry Yang	1,530	268,714

(i)
The market value of unvested RSUs is calculated by multiplying the number of unvested shares held by the applicable director by the closing price of our Class A common stock on January 30, 2026, the last trading day of our fiscal year, which was $175.63.

(2)
The amounts included in the “Value of RSU Award on the Date of Grant” column represent the aggregate grant date fair value of the RSU awards calculated in accordance with Financial Accounting Standards Board, Accounting Standards Codification (“ASC”) Topic 718. The grant date fair value of each RSU award is measured based on the closing price of our Class A common stock on the date of grant. These amounts do not reflect the actual economic value that may ultimately be realized by the directors.

(3)
Ms. Morris was granted RSUs on March 5, 2025, with a target value of $750,000 in connection with her appointment to our Board, one-fourth of which vested on March 5, 2026, and the balance of which will vest in equal installments over the following 12 quarters, assuming continuous service through the applicable vesting dates.

Communications with the Board of Directors
Stockholders and other interested parties wishing to communicate about bona fide issues or questions with the Board of Directors or with an individual member of the Board may do so by writing to the Board or to the particular member of the Board, care of the Corporate Secretary at generalcounsel@workday.com or by mail to the Corporate Secretary, Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, California 94588. The communication should indicate that it contains a stockholder or interested party communication. All such communications will be forwarded to the director or directors to whom the communications are addressed. Workday will generally not forward to the Board a communication that it determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about Workday.
Stockholder Recommendations for Nominations to the Board of Directors
The Nominating and Governance Committee will consider properly submitted stockholder recommendations for candidates for our Board of Directors who meet the minimum qualifications as described above. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures in Article I, Section 1.12 of our Bylaws. Any nomination should be sent in writing to the Corporate Secretary, Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, California 94588. Submissions must include the full name of the proposed nominee, complete biographical information, a description of the proposed nominee’s qualifications as a director, other information specified in our Bylaws and Rule 14a-19, and a written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the Nominating and Governance Committee and may be considered at any point during the year.
All proposals of stockholders that are intended to be presented by such stockholder at an annual meeting of stockholders must be in writing and notice must be delivered to the Corporate Secretary at the principal executive offices of Workday not later than the dates described below under “Additional Information — Stockholder Proposals for 2027 Annual Meeting.”

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Our Values

Employees	Customer Service	Innovation	Integrity	Fun	Profitability
Our core values give all of us at Workday a framework for leadership, daily decisions, and employee satisfaction, and help us enjoy our time at work. Staying true to our values has helped to preserve our culture, even as we continue to expand our operations around the globe, and has guided our decisions to help protect and take care of our people, our customers, and our communities.
Protecting Our Business
We believe that maintaining responsible business practices and the highest levels of ethical conduct at every level of our business contributes to our long-term success while allowing us to effectively serve our customers, support our employees, innovate, grow our business, and make positive impacts in the communities in which we operate. At Workday, integrity is paramount, and we actively seek opportunities to contribute to a more sustainable future and enduring growth through responsible AI innovation, sound business practices, and stakeholder engagement. As discussed further below, we recognize the transformative impact of AI and we are committed to responsible AI innovation, striving for ethical development and deployment of AI and agentic technologies that align with our core values. Our dedication to privacy and security underscores our commitment to safeguarding the valuable information entrusted with us by our customers. By prioritizing ethical conduct, sound governance, and effective management-level and board-level oversight of responsible AI, privacy, and security, we foster trust with our stakeholders, mitigate risks, and can build a resilient and sustainable business. Our dedication to responsible business practices is not only a reflection of our values but also a critical driver of our enduring success, positive impact, and our ability to reimagine how work gets done.
Code of Conduct
We have adopted a Code of Conduct that applies to all of our directors, officers, employees, and contractors. The Code of Conduct helps simplify our commitment to integrity by providing a framework for doing the right thing. To foster a strong culture of compliance and ethics, we conduct annual compliance and ethics training of our Code of Conduct for all employees. In fiscal 2026, we had a 100% completion rate for our annual Code of Conduct training.
Our Code of Conduct is available on our website at www.workday.com/codeofconduct.
Insider Trading Policy
Aligned with our commitment to maintaining the highest ethical standards, we have adopted an Insider Trading Policy governing the purchase, sale, and other transactions of Workday securities by our directors, officers, employees, and contractors, as well as Workday itself. Workday believes that its Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards, as well as our Code of Conduct. The policy prohibits trading in Workday’s or another company’s securities while in possession of material nonpublic information about the company that issued the security. The policy also prohibits disclosing material nonpublic information about Workday or another company to others, and provides information about our quarterly company-wide restricted trading periods. The Insider Trading Policy also prohibits Workday from transacting in its own securities unless in compliance with applicable laws, rules and regulations, including any applicable listing standards, as well as our Code of Conduct.
A copy of the Workday Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for our fiscal year ended January 31, 2026.

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Serving Our Customers
We are committed to building responsible, trustworthy solutions, including those incorporating AI, and acting ethically and transparently in the design and delivery of our solutions to help enable our customers to unlock human potential, drive business value, and enable their employees to focus on strategic and fulfilling work. At Workday, we prioritize customer trust in our products and technologies, including our practices in security, privacy, and compliance, as well as our enterprise approach to identifying and mitigating risks to fundamental human rights and safety. We employ rigorous measures at the organizational, architectural, and operational levels that are designed to protect customer data, applications, and infrastructure, and to help ensure compliance with laws and regulations.
Responsible AI
At Workday, we understand that AI is a transformative technology, but that it also presents risks for unintended consequences. We are committed to developing AI solutions that solve real business problems and empower our customers to reimagine how work gets done, and we understand what it takes to build and maintain trust in these technologies.
Responsible AI (“RAI”) is the alignment of AI systems to human values, as well as laws and regulations — and it is our approach that guides the design and development of our AI solutions in a manner that adheres to transparent and accountable standards for trustworthy and ethical technologies. RAI is not only the right thing to do, but a smart business approach that adapts to changing regulations and best practices as we build solutions on the cutting-edge of AI innovation. The purpose of our RAI efforts is to maximize stakeholder trust.
Our RAI framework, a robust risk management framework validated by independent third parties, charts our course to innovate with integrity. This framework is the foundation for our assessment and management of AI risks, and it is designed to put humans at the center of our solutions and to integrate integrity and security as part of our innovation process from assessment to deployment. In practice, this means that we design our AI features to support people in their work, and we regularly test and monitor our AI solutions for performance, including accuracy, robustness, utility, and fairness of our AI features. Additionally, we put our customers in control of their data and their use of specific AI features, an embodiment of customer service and integrity, and important to increasing adoption of our AI solutions. We recognize that customers won’t adopt our AI solutions unless they trust us, and we are motivated to continue earning and maintaining their trust.
Since 2019, we have publicly committed to ethical, responsible, and trustworthy AI development. Our commitment to RAI is a reflection of our core values, allowing us to innovate with integrity while operating with speed to serve our customers. In our effort to develop responsible and trustworthy AI, we aspire to develop products that:

Amplify Human Potential	Positively Impact Society

Promote Fairness and Transparency	Deliver on our Commitment to Data Privacy and Protection
Workday has established RAI practices to translate our principles into operational controls across four core areas: (i) Transparency and Explainability, (ii) Human-Centric Design and Control, (iii) Testing and Monitoring, and (iv) Privacy and Security. These practices are embedded in our risk-based governance model that tailors oversight to the potential impact of each AI use case, with more rigorous requirements applied to higher-risk features.
We apply these practices across the AI lifecycle to support transparency, human oversight, ongoing performance and fairness evaluation, and strong privacy and security safeguards, while continuing to evolve our program in line with emerging regulatory and governance expectations. Our risk-tiered RAI protocols guide the development of AI products, and our dedicated RAI team enables Workmates in the field to act on and address these protocols as they build. Our RAI oversight and governance structure, as shown below, helps ensure clear responsibilities and effective oversight.

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RAI Oversight and Governance

Board of Directors
•
Full Board oversight of Workday’s development and deployment of AI and our RAI framework and practices

•
Committee-level oversight of certain AI-related risks to assist Board in oversight responsibility

•
Board receives regular updates from our President, Product & Technology, Chief Responsible AI Officer, and other executives responsible for our AI development and governance

RAI Advisory Board
•
Chaired by our Chief Legal Officer and Head of Corporate Affairs

•
Includes our Chief Information Security Officer, Vice President & Deputy General Counsel, Products & Technology, and other key cross-functional executives with expertise in our AI offerings

•
Meets regularly to advise on novel issues, helping to address edge cases and escalations as needed

•
Guides our RAI Team to help ensure scalability and business alignment

Dedicated RAI Team
•
Led by our Chief Responsible AI Officer

•
Operates separately from the frontline teams that develop our AI technologies, allowing for effective independent oversight

•
Reports to our Chief Legal Officer and Head of Corporate Affairs

•
Informed by subject matter experts from our product and engineering teams, as well as our legal and compliance department

RAI Champions Network
•
Includes experts from across the company who are embedded within key product and technology teams and are passionate about the development of responsible and ethical AI

•
Assists the RAI team in developing a complete understanding of the technical, legal, and compliance details needed for governance, and serve as RAI ambassadors within their respective teams

•
Demonstrates our cross-company commitment to uphold our ethical AI principles

As organizations navigate the changing world of work, we aim to enhance their experiences across finance and HR using AI to help elevate human capabilities. Our RAI principles and oversight structure serve as the cornerstone of our work in this space and guide us in the development of AI technologies that help drive positive societal outcomes and expand growth opportunities for our customers and their employees.
In alignment with our RAI principles, we advocate for effective and workable AI regulation that builds trust and drives innovation. From the European Union AI Act to U.S. federal and state legislation, we are a leading voice in support of practical safeguards that benefit our customers and help Workday innovate responsibly. We expect our RAI practices will continue to evolve in line with new regulations and best practices.
Security, Privacy, and Trust
When it comes to innovation, we build with trust top of mind. Our customers expect us to create and deliver products with integrity, and because of that, privacy, ethics, and security have been embedded into Workday’s design since day one. Our security practices aren’t bolted on as an afterthought, they are a core part of our operations as we aim to stay ahead of evolving threats. Our structure promotes alignment with rigorous security protocols that are designed to protect data, applications, and infrastructure. We are focused on delivering security and data privacy across all aspects of the Workday platform. This includes complying — and helping our customers comply — with various international privacy regulations and staying true to our privacy-by-design principles. By providing a consistent security model, employing industry-leading safeguards, and continuously monitoring our service, we aim to prioritize the safeguarding of our customers’ data. In addition to our commitment to privacy in the products we deliver, we believe privacy is a fundamental right. We are a leader in the enterprise cloud sector and work constructively with policymakers to advance a modern legal framework that protects individuals and enhances understanding and trust in technology around the world.

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RESPONSIBLE BUSINESS PRACTICES
Supporting Our Employees
When Workday was founded in 2005, co-founders Aneel Bhusri and David Duffield wanted to make one thing clear: culture comes first. With a strong belief that happy employees lead to happy customers, maintaining a strong culture of belonging and fun was integral to the foundation of Workday. This culture-first philosophy has helped shape Workday into the global leader that it is today, and our people continue to be a top priority.
At Workday, employees are our number one core value, which we demonstrate through a comprehensive approach that encompasses competitive compensation, robust benefits, and a culture where everyone can thrive. We believe that talent is everywhere, but opportunity is not. We acknowledge that skills, education, and lived and learned experiences are gained in a variety of ways that are often not recognized in the traditional recruiting process, which is why we take a holistic approach to talent acquisition that prioritizes a skills-based approach. By standardizing practices to attract and evaluate talent fairly, minimize barriers and biases, and promote a skills-first hiring approach, we aim to deliver a meaningful and positive experience for all.
Our compensation philosophy centers on attracting and retaining talent by offering competitive pay that rewards and reflects outstanding performance, ownership in the company, and a wide array of benefits including healthcare, retirement, paid time off, and specialized wellness programs. We Value Inclusion and Belonging for Everyone (VIBE™) through our culture and initiatives, such as our 13 Employee Belonging Councils, which are community-led groups open to all employees to promote connection and collaboration. Our employees are empowered to drive their career growth through continuous learning, skill development, and transparent communication, utilizing our own tools like Career Hub to gain actionable insights for career growth and Workday Peakon Employee Voice to provide feedback to management. In furtherance of our belief that happy employees lead to happy customers, we prioritize employee wellbeing through holistic programs addressing physical, mental, emotional, and financial wellness, striving to build a thriving workplace where we collectively contribute to Workday’s success and innovation.
Impacting Our Communities
Workday cares for people and the planet, and we focus on sustainability efforts that promote our long-term success, support our commitments to our stakeholders, and align with our core values. We believe that doing good is good for business, and we aim to positively impact the communities where we live and work in alignment with the interests of our key stakeholders, including our stockholders. In light of today’s global challenges, innovation plays a key role in doing our part to help solve some of the world’s toughest problems.
Sustainability
Workday provides our more than 11,500 customers with a carbon-neutral cloud. In fiscal 2021, we achieved net-zero carbon emissions across our offices, data centers, and business travel. We achieved this ongoing milestone through a combination of operational efficiency, procurement of renewable electricity equal to 100% of our consumption, mitigating remaining data center electricity consumption emissions through renewable energy certificates, and investing in high-quality carbon credit projects. Starting in fiscal 2022, our net-zero scope included public cloud emissions.* In fiscal 2023, our ambitious science-based targets, which are consistent with keeping global warming to 1.5°C above pre-industrial levels, were approved by the Science Based Targets initiative.
Workday’s approach to responsible business practices, including our sustainability efforts and initiatives and our compliance with related regulations in various jurisdictions in which we operate, is supported by board- and executive-level oversight to promote alignment with our long-term success and value creation. These matters are further implemented and managed by subject matter experts across the company.

*
Public cloud emissions include the Scope 1 and 2 market-based emissions reported by our public cloud providers and allocated to Workday’s Scope 3 Purchased Goods and Services.

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RESPONSIBLE BUSINESS PRACTICES
Community Outreach
Workday’s Giving & Doing program embodies our belief in doing good for the greater good and in making a positive impact beyond our organizational walls, empowering employees to engage in charitable efforts, community service, and volunteerism. On top of our strategic, company-led social impact and employee volunteerism efforts, we also believe that giving back is even more rewarding when people get to make an impact through their favorite causes. We encourage and support employee giving and volunteering through programs such as our charitable donation matching gift program, our volunteer grant program, our paid time off benefit for employees to volunteer and give back to their communities, and our team volunteer experience, where employee teams of five or more can volunteer with a charity partner of their choice and receive grants of up to $5,000.
Commitment to Human Rights
Workday’s commitment to human rights is woven into the fabric of our company culture and guides the decisions we make every day. We integrate human rights principles into the fabric of our business across our workforce, innovations and solutions, supply chain, and communities and environment through continual governance and oversight. Our Compliance and Integrity team is actively developing and refining our human rights program, with senior leadership and our Board of Directors providing strategic direction and accountability. This governance structure embeds human rights considerations in our decision-making processes across the organization. To hold ourselves to the highest ethical standards, we publish a Human Rights Statement, available on our website at
https://www.workday.com/content/dam/web/en-us/documents/investor/human-rights-statement.pdf.
Transparent Approach to Public Policy Advocacy
Workday leverages thought leadership, advocacy, and partnerships to shape the business environment, influence public policy, and elevate Workday’s global brand. Consistent with our values, Workday advocates for policies that build trust, unlock human potential, and help ensure our ability to serve our customers. Our Chief Legal Officer and Vice President, Public Policy oversee and maintain approval on policy positions and political spending decisions, including Workday’s political- and lobbying-related expenditures. Our Nominating and Governance Committee has oversight over our public policy matters, including political activities and expenditures, and receives annual updates on such matters and expenditures from management.
Information about our public policy approach, including our policy priorities, and our annual Public Policy Advocacy Report are available on our website at https://www.workday.com/en-us/company/about-workday/public-policy.html.
Additional Information
Additional information on our responsible business practices can be found in our Global Impact Report at globalimpact.workday.com.

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RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed under “Executive Compensation” and “Non-Employee Director Compensation,” respectively, we describe below transactions for fiscal 2026 in which Workday has been a participant, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers, or holders of more than 5% of our Class A common stock, or any immediate family member of, or person sharing the same household with, any of these individuals, had or will have a direct or indirect material interest. Additionally, as is the case with most multinational corporations, from time to time in the ordinary course of business, we engage in arms-length commercial transactions with entities with which members of the Board of Directors or our executive officers (or members of the immediate family of any of the foregoing) have professional relationships and with entities that are greater than 5% beneficial owners of our common stock.
Stock Voting Agreement
Messrs. Duffield and Bhusri, our co-founders, have entered into a stock voting agreement with each other and Workday. This agreement applies to all Class B common stock owned from time to time by our co-founders and each of their permitted transferees, which represents approximately 69% of the outstanding voting power of our capital stock as of April 17, 2026.
Relationship with Incline Alchemy, Inc.
As of April 17, 2026, Mr. Duffield held approximately 40.6% of the outstanding capital stock of Incline Alchemy, Inc., a company majority-owned by Mr. Duffield’s son, Mike Duffield, a former employee of Workday. Incline Alchemy is part of a network of partners who provide implementation services for Workday’s customers. During fiscal 2026, Workday paid $2,793,328 to Incline Alchemy for the provision of professional services to Workday customers and related expenses. In fiscal 2026, Incline Alchemy made payments to Workday in the amount of $182,546 for training hours and tools, as well as fees paid to Workday for professional service hours. Additionally, Incline Alchemy is a customer of Workday and made customer payments to Workday in the amount of $327,612 in fiscal 2026. These transactions were based on arms-length agreements entered into in the ordinary course of business.
Relationship with Ridgeline, Inc.
As of April 17, 2026, Mr. Duffield held approximately 81.8% of the outstanding capital stock of Ridgeline, Inc. (“Ridgeline”). Ridgeline is a customer of Workday and made customer payments to Workday in the amount of $175,782 in fiscal 2026. These payments were based on arms-length agreements entered into in the ordinary course of business.
Real Estate Lease
In fiscal 2026, we leased certain office space in Incline Village, Nevada under a lease agreement with Nevada Pacific Development Corporation (“NPD”), an affiliate of Mr. Duffield, which expires August 31, 2026. During fiscal 2026, Workday paid $147,318 to NPD, including $90,917 in fixed rent and $56,401 in operating expenses.
Employment Arrangements with Immediate Family Members of Our Executive Officers and Directors
John Still, a son of George Still, a member of our Board of Directors, has been employed by Workday since October 2017. He currently serves as a Senior Manager, Marketing Advisory. During fiscal 2026, Mr. Still had total cash compensation, including base salary and other cash compensation, of $291,203.
The salary and bonus level of Mr. Still was based on reference to internal pay equity when compared to the compensation paid to employees in similar positions who were not related to our executive officers and directors. He also received equity awards on the same general terms and conditions as applicable to other employees in similar positions who were not related to our executive officers and directors.
Transactions with Other Holders of More than 5% of our Class A Common Stock
The Vanguard Group is a customer of Workday and made customer payments to Workday in the amount of $6,304,941 in fiscal 2026. BlackRock, Inc. is a customer of Workday and made customer payments to Workday in the amount of $3,919,661 in fiscal 2026. These transactions were based on arms-length agreements entered into in the ordinary course of business.

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Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. Subject to certain limitations, our Bylaws also require us to advance expenses incurred by our directors and officers.
Statement of Policy Regarding Related Party Transactions
We have adopted a written related-party transactions policy which provides that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of the foregoing (each a “related party”) are not permitted to enter into a related party transaction with us without the review, consideration, and approval or ratification of a sub-committee comprised of two disinterested members of the Audit Committee (the “Sub-Committee”). For this policy, a related party transaction is defined as a transaction with a related party where Workday is a participant (whether or not Workday is a party), in which the amount involved exceeds $120,000, and in which any related party had or will have a direct or indirect material interest. In approving or rejecting any proposed related party transaction, the Sub-Committee considers the relevant facts and circumstances available and deemed relevant to the committee in determining whether such transaction is fair to Workday and in the best interest of all of our stockholders, including (i) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; (ii) the nature and the extent of the related party’s interest in the transaction; (iii) whether the transaction would likely affect the judgment of the related party to act in the best interests of Workday; (iv) the benefits that the transaction provides to Workday; and (v) whether the transaction was undertaken in the ordinary course of business.
The policy grants standing pre-approval of certain transactions, including (i) executive compensation if approved by our Compensation Committee; (ii) director compensation arrangements if approved by the Board of Directors; (iii) transactions with another company where the related party’s only relationship is as an employee (other than an executive officer), director, or beneficial owner of less than 10% equity interest of that company; (iv) transactions where the rates or charges involved are determined by competitive bids; (v) charitable contributions, grants or endowments by us to a charitable organization, foundation or university where the related party’s only relationship is as an employee, and if the related party is a trustee, director, or executive officer, if the aggregate amount involved does not exceed $50,000; and (vi) transactions where the related party’s interest in the transaction arises solely from their ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis.

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REPORT OF THE AUDIT COMMITTEE
This report of the audit committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
With respect to Workday’s financial reporting process, the management of Workday is responsible for (1) establishing and maintaining internal controls and (2) preparing Workday’s consolidated financial statements. Workday’s independent registered public accounting firm, Ernst & Young LLP (“EY”), is responsible for performing an independent audit of Workday’s consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of Workday’s internal control over financial reporting. It is the responsibility of the Audit Committee to oversee these activities. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Workday’s financial statements.
The Audit Committee has reviewed and discussed the audited financial statements for fiscal 2026 with Workday’s management and EY, as well as management’s assessment and EY’s evaluation of the effectiveness of Workday’s internal control over financial reporting as of January 31, 2026. The Audit Committee has also discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee also has received and reviewed the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence and has discussed with EY its independence from Workday.
Based on our review and discussions with Workday’s management and EY, we recommended to the Board of Directors that the audited consolidated financial statements be included in Workday’s Annual Report on Form 10-K for fiscal 2026 for filing with the SEC.
Submitted by the Audit Committee of the Board of Directors:
Mark J. Hawkins (Chair)
Thomas F. Bogan
Lynne M. Doughtie
Michael M. McNamara

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EXECUTIVE OFFICERS
The following table provides certain information about Workday’s executive officers as of May 5, 2026.
Executive Officers	Age	Current Position(s) with Workday
Aneel Bhusri	60	Co-Founder, Chief Executive Officer, and Chair of the Board
Robert Enslin	63	President, Chief Commercial Officer
Mark Garfield	55	Chief Accounting Officer
Gerrit Kazmaier	42	President, Product and Technology
Zane Rowe	55	Chief Financial Officer
Richard H. Sauer	63	Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary
ANEEL BHUSRI
Co-Founder, Chief Executive Officer, and Chair of the Board

Aneel Bhusri is Chief Executive Officer and co-founder of Workday. He has also served on our Board of Directors since co-founding Workday in 2005, including as Chair of the Board from 2012 to 2014 and from April 2021 to the present. Prior to his current role as Chief Executive Officer, Aneel was our Executive Chair from February 2024 to February 2026 and our Co-Chief Executive Officer from 2020 through January 2024. Mr. Bhusri also served as Chief Executive Officer from 2014 to 2020, Co-Chief Executive Officer from 2009 to 2014, and as President from 2007 to 2009. From 1993 to 2004, Mr. Bhusri held a number of senior management positions with PeopleSoft, Inc., including Vice Chairman of its board of directors from 1999 to 2002. Mr. Bhusri is currently an advisory partner at Greylock Partners, a Silicon Valley venture capital firm that he has been associated with since 1999, and prior to that time worked at Norwest Venture Partners and Morgan Stanley. He currently serves as a director of the Workday Foundation, the Memorial Sloan Kettering Cancer Center, and the Eat. Learn. Play. Foundation and as a member of the Board of Trustees of Stanford University. He served as a director of General Motors Company from October 2021 to April 2024, Intel Corporation from 2014 to November 2019, and of Pure Storage, Inc. from 2010 to 2018.

ROBERT ENSLIN
President, Chief Commercial Officer

Robert Enslin joined Workday in December 2024 and serves as our President, Chief Commercial Officer. Prior to joining Workday, Mr. Enslin served as the Chief Executive Officer of UiPath, Inc. (“UiPath”) from February 2024 to June 2024, as Co-Chief Executive Officer of UiPath from May 2022 through January 2024, and as a director of UiPath from February 2024 to June 2024. Prior to joining UiPath, Mr. Enslin served as President, Cloud Sales at Google from 2019 to May 2022. Prior to that, he spent 27 years at SAP, most recently as President of its Cloud Business Group and as an executive board member.

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EXECUTIVE OFFICERS
MARK GARFIELD
Chief Accounting Officer

Mark Garfield joined Workday in September 2024 and serves as our Chief Accounting Officer. Prior to joining Workday, Mr. Garfield served as the Senior Vice President and Chief Accounting Officer of Adobe, Inc. from 2018 to August 2024. Prior to joining Adobe, Mr. Garfield served as the Vice President of Finance of Cloudflare, Inc. from 2017 to 2018 and as Senior Vice President and Chief Accounting Officer at Symantec Corporation from 2014 to 2017. Prior to joining Symantec, he held leadership positions in finance at Brightstar Corporation and Advanced Micro Devices, Inc. and served in senior level finance roles at Ernst and Young LLP. Mr. Garfield received a bachelor’s degree in business economics from University of California at Santa Barbara.

GERRIT KAZMAIER
President, Product and Technology

Gerrit Kazmaier joined Workday in March 2025 and serves as our President, Product and Technology. Prior to joining Workday, Mr. Kazmaier served as the Vice President and General Manager of Data & Analytics at Google Cloud from April 2021 to March 2025. Prior to joining Google, Mr. Kazmaier spent over 11 years at SAP, most recently as president of the HANA & Analytics team at SAP in Germany where he led the global Product, Solution & Engineering teams for Databases, Data Management, Data Warehousing, and Analytics. Mr. Kazmaier received a diploma in Business Informatics from the University of Applied Science Constance in Germany.

ZANE ROWE
Chief Financial Officer

Zane Rowe joined Workday in June 2023 and serves as our Chief Financial Officer. Prior to joining Workday, Mr. Rowe was executive vice president and Chief Financial Officer of VMware from 2016 until June 2023, where he oversaw the company’s finance and accounting functions, and led the strategy and corporate development team. He also served as interim Chief Executive Officer of VMware from February 2021 to May 2021. Prior to VMware, Mr. Rowe served as Executive Vice President and Chief Financial Officer at EMC Corporation from 2014 to 2016, Vice President of North American Sales of Apple Inc. from 2012 to 2014, and Chief Financial Officer of United Continental Holdings, Inc. from 2010 to 2012. Mr. Rowe has served on the board of directors of eBay Inc. since February 2024, and served on the board of directors of Sabre Corporation from 2016 until February 2024. Zane holds a bachelor’s degree from Embry-Riddle Aeronautical University and a master’s degree in business administration from San Diego State University.

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RICHARD H. SAUER
Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary

Richard H. Sauer joined Workday in 2019 and currently serves as our Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary, a role he has held since April 2021. He was our Executive Vice President, General Counsel, and Corporate Secretary from 2019 to April 2021. Prior to joining Workday, Mr. Sauer was at Microsoft Corporation for over 20 years, where he served in several senior legal positions, most recently as Vice President and Deputy General Counsel, Artificial Intelligence, Research, and Human Rights from 2018 to 2019, and as Corporate Vice President and Deputy General Counsel, Global Sales, Marketing, and Operations from 2013 to 2018. Prior to joining Microsoft in 1999, Mr. Sauer was an attorney at Sullivan & Cromwell LLP. Mr. Sauer received a bachelor’s degree from Bowling Green State University and a juris doctor degree from American University’s Washington College of Law.

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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis provides an overview of the material components of our executive compensation program for our named executive officers during fiscal 2026 and our Chief Executive Officer transition that occurred in early fiscal 2027. We refer to the executive officers in the table below collectively in this Compensation Discussion and Analysis and the accompanying compensation tables as our NEOs. This section also discusses our executive compensation philosophy, objectives, and design and how and why the Compensation Committee arrived at the specific compensation policies and decisions involving our executive team, including our NEOs, during these time periods.
Name	Title
Aneel Bhusri(1)	Co-Founder, Chief Executive Officer, and Chair
Carl M. Eschenbach(1)	Former Chief Executive Officer
Zane Rowe	Chief Financial Officer
Gerrit Kazmaier(2)	President, Product & Technology
Richard H. Sauer	Chief Legal Officer & Head of Corporate Affairs

(1)
During fiscal 2026, Mr. Eschenbach served as Chief Executive Officer and as a member of the Board. During fiscal 2026, Mr. Bhusri served as Co-Founder and Executive Chair. Mr. Bhusri was appointed Chief Executive Officer and Mr. Eschenbach ceased to serve as Chief Executive Officer effective February 6, 2026, after the end of fiscal 2026.

(2)
Mr. Kazmaier was appointed our President, Product & Technology, effective as of March 19, 2025.

The past year marked a period of profound evolution for the enterprise software market, characterized by the rapid acceleration of the AI-driven transformation era. To capitalize on this defining moment, we recognized the strategic imperative to aggressively invest in the platform that will redefine how work gets done. Consequently, we made significant investments to expand our technological footprint, highlighted by the strategic acquisitions of AI-focused innovators such as Flowise, Paradox, Sana Labs, and Pipedream, and to accelerate growth from the agents we build on top of Workday, both inorganic and organic.
Paralleling these crucial operational investments, the Board determined that executing this ambitious roadmap required decisive leadership and appointed Gerrit Kazmaier as President, Product & Technology in fiscal 2026 to spearhead our innovation strategy. Critically, to steward these significant investments, the Board appointed co-founder Aneel Bhusri as Chief Executive Officer, effective February 6, 2026 (the “Effective Date”), firmly believing that his institutional knowledge of Workday and visionary track record are uniquely suited to navigate this disruptive landscape and to guide Workday’s next chapter of durable growth in a defining moment shaped by AI. Mr. Bhusri remains Chair of the Board. In connection with Mr. Bhusri’s appointment, Carl Eschenbach ceased to serve as Chief Executive Officer and resigned as a member of the Board as of the Effective Date. Mr. Bhusri has demonstrated numerous times in his career his exceptional abilities to create, define, and innovate in the software industry. The Board believes that his experience as co-founder and former Chief Executive Officer gives him a deep knowledge of Workday’s platform, culture, and competition that is unparalleled and pivotal to continue to scale Workday in this rapidly evolving AI transformation era. See “Executive Officer Transitions” below for a discussion of the compensation provided to Mr. Bhusri in connection with his appointment as Chief Executive Officer in fiscal 2027.
Executive Summary
Fiscal 2026 Financial and Business Highlights
Workday is the enterprise AI platform for managing people, money, and agents. Workday provides more than 11,500 organizations with cloud solutions powered by artificial intelligence (“AI”) to help solve some of today’s most complex business challenges, including supporting and empowering their workforce, managing their finances and spend in an ever-changing environment, and planning for the unexpected. We strive to reimagine how work gets done and hope to empower customers to do the same through an innovative suite of solutions with more than 75 million users under contract around the world and across industries — from emerging and medium-sized businesses to more than 65% of the Fortune 500. As organizations face changing conditions, we believe the need for an intuitive, open, scalable, and

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secure platform that provides unified management of human resources (“HR”), finances, AI agents, suppliers, and planning is more important than ever. Workday AI is built into our platform, allowing us to rapidly deliver and sustain models that can transform business processes and solve countless business problems. Workday’s insight into how people, money, and agents move through organizations provides a depth of context in HR and finance, allowing us to understand how and where work gets done and to strategically design solutions to have the greatest impact. As a result, Workday helps deliver better employee experiences, increase productivity, improve operational efficiencies, and provide insights for faster, data-driven decision-making.
In fiscal 2026, we achieved significant financial and operational results and took action to balance growth and profitability. Some of our key results and actions include:

•
increased our total revenues from $8.4 billion in fiscal 2025 to $9.6 billion in fiscal 2026 and our subscription revenues from $7.7 billion in fiscal 2025 to $8.8 billion in fiscal 2026;

•
increased our operating cash flows from $2.5 billion in fiscal 2025 to $2.9 billion in fiscal 2026;

•
returned capital to stockholders and completed $2.9 billion in aggregate share repurchases in fiscal 2026;

•
completed our acquisitions of Flowise, a low-code platform for building AI agents; Paradox, a candidate experience AI agent; Sana Labs, a leading AI company building the next generation of enterprise knowledge tools; and Pipedream, an integration platform for AI agents;

•
introduced new Workday AI agents to accelerate hiring, enhance frontline worker experiences, simplify financial processes, and improve employee information access;

•
announced Workday Build, a new open developer platform that will give customers and our partners the ability to create and share AI-powered solutions directly on Workday; and

•
announced Workday Data Cloud, a new data service based on an open architecture and industry standards designed to enable organizations to gain greater strategic value from their HCM and finance data.

Fiscal 2026 Compensation Highlights
•
Responded to stockholder feedback and introduced performance conditions on equity grants. In fiscal 2026, we implemented changes to our corporate governance and compensation structures based on feedback we heard from our stockholders in fiscal 2025, including the introduction of performance-based restricted stock unit awards (“PSUs”). During fiscal 2026, we continued to build on our stockholder engagement program and engaged with many of our largest stockholders on governance and compensation matters. See “Directors and Corporate Governance — Stockholder Engagement” and “2026 Stockholder Advisory Vote on Executive Compensation” for further details.

•
Reduced stock-based compensation expense. We made meaningful progress against our target of reducing stock-based compensation expense, reducing our stock-based compensation expense as a percentage of

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revenues by 150 basis points, as compared to fiscal 2025. We expect to continue to work towards reducing our stock-based compensation expense as a percentage of revenues while balancing our investments in AI.
•
Demonstrated strong pay for performance alignment in our cash bonus program and PSUs. Our outperformance against our non-GAAP operating margin target resulted in above-target payouts for both our cash bonus program and achievement against our 2026 PSU target. Strong operating margin performance reflects disciplined cost management and operational execution, which we believe supports long-term stockholder value by enhancing profitability and providing capacity for continued investment in innovation and growth. Additionally, the fiscal 2026 PSUs do not vest until the end of a three-year performance period, which ensures alignment of outcomes for executives with the experience of stockholders. See “Elements of Our Fiscal 2026 Executive Compensation Program” for further details.

•
Continued our emphasis on aligning pay with sustained, long-term stockholder outcomes. As further discussed in “Elements of Our Executive Compensation Program,” for fiscal 2026, we continued to use equity awards that vest over multiple years to motivate our executives to take actions in support of longer-term growth and alignment with stockholder interests.

•
Strengthened our recoupment policy. We enhanced our compensation governance framework by expanding our compensation clawback policy beyond standard regulatory requirements, underscoring a commitment to corporate integrity and stockholder interests.

Executive Officer Transitions
Appointment of Mr. Bhusri as Chief Executive Officer
Mr. Bhusri was appointed our Chief Executive Officer effective February 6, 2026. The Board’s decision to reappoint Mr. Bhusri as Chief Executive Officer marks a strategic commitment to navigating a defining moment shaped by AI in enterprise software. The Compensation Committee and independent members of the Board determined that securing Mr. Bhusri’s full-time return required a compensation package that accounts for the significant opportunity costs associated with his alternative professional and personal ventures and is structured to reward outstanding performance, with the majority of his compensation tied directly to the performance of our stock price so that Mr. Bhusri does not recognize value unless our stockholders benefit from substantial value creation. By bringing him back to the helm at this critical time, the Board positioned Workday to be led by a visionary capable of leveraging our platform’s core strengths to capture the opportunity in front of us.
Compensation Arrangement Structuring Considerations
In developing the compensation package for Mr. Bhusri, the Compensation Committee and the independent members of the Board consulted with Semler Brossy, the Compensation Committee’s independent compensation consultant, and gave consideration to the compensation structure that was reasonable and necessary to incentivize Mr. Bhusri to assume the role of our Chief Executive Officer to lead Workday in its next chapter of growth. The Board considered numerous factors in calibrating Mr. Bhusri’s go-forward compensation and one-time awards, including the unique value of his founder-level expertise, which would be difficult to replicate in an external search, and the high market demand for experienced technology leaders with a demonstrated track record of leading during periods of significant technological disruption. When determining the value and structure of Mr. Bhusri’s award, the Compensation Committee considered multiple factors, including a review of ongoing and one-time equity awards granted to executives at peer companies and other leaders in the technology sector. This review provided context regarding the magnitude, design, and performance orientation of such awards and informed the Board’s evaluation of an appropriate structure and level of ambitious stock price hurdles designed to create sustained stockholder value.
Further, the Compensation Committee and the independent members of the Board believed that Mr. Bhusri’s compensation should drive achievement of our strategic objectives and be principally tied to sustained, long-term stockholder value creation. Accordingly, the independent members of the Compensation Committee and the Board determined to allocate a substantial portion of Mr. Bhusri’s compensation in the form of equity, with the majority of such equity awards comprised of stock price-based restricted stock units (“PVU”), which yield value based on four increasingly difficult stock price targets that are to be achieved and sustained in each respective performance period, and that vests (to the extent achieved) over five years. With its staggered performance periods and a rigorous protocol to measure achievement based on the average 45-day trading price of Workday stock, the PVU was designed to reward sustained, meaningful increases in stockholder value over a five-year performance period, with vesting only occurring with the

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EXECUTIVE COMPENSATION
creation of substantial incremental stockholder value, thereby aligning his interests directly with those of our stockholders. The PVUs require Workday’s stock price to double for Mr. Bhusri to be eligible to earn all shares subject to the PVU award. The PVUs also encourage leadership continuity with vesting extending over five years and vested shares subject to an additional two-year holding period. Mr. Bhusri is not eligible for additional equity awards until fiscal 2028.
Summary of Mr. Bhusri’s Compensation Arrangements
Mr. Bhusri’s initial compensation arrangements are as follows:
Element	Intended Compensation Value	Rationale and Value to Stockholders
Base Salary	$1,250,000	• Recognizes Mr. Bhusri’s role and responsibilities and provides a stable level of fixed compensation
Annual Bonus Target	200% of base salary beginning in fiscal 2027	• At market to align with growth plan strategy • Rewards achievement of annual financial and non-financial objectives
RSU Award	$60,000,000(1)(2)
•
Serves as an important retention vehicle over four years

•
Realized value directly correlated to our stock price, which serves as an incentive to create value for our stockholders as well as to retain continuity of leadership

PVU Award	$75,000,000(1)
•
Incentive to drive strong, sustained stockholder value creation

•
Tied to increasingly difficult stock price targets, as discussed in detail below, plus time-based vesting

•
Long-term oriented with a five-year performance period (with staggered periods for each stock price target) and a two-year post-vesting holding period

(1)
The intended compensation value of equity awards reported in this table applies to the target value of the equity awards granted to Mr. Bhusri. The value differs from the grant date fair value amounts that will be reported for Mr. Bhusri for fiscal 2027 in the Summary Compensation Table under the “Stock Awards” column. Amounts shown in the Summary Compensation Table are computed in accordance with ASC Topic 718.

(2)
The RSU Award is subject to vesting based on continued service through the applicable vesting dates, with one-fourth of such award vesting one year from their vesting start date, after which the award vests in equal installments over the next 12 quarters.

Elements of the PVU Award
The PVU award is divided into four equal tranches (each, a “Tranche”) each of which will require achievement of a stock price target (each a “Price Hurdle”) as described below during such Tranche’s specific performance period, as well as Mr. Bhusri continued service on each time-based vesting date of the PVU award.
•
The PVU performance metrics are subject to an overall five-year performance period commencing on March 5, 2026. Tranche 1 requires a 25% increase from the Baseline Price (as defined below) during years one through three; Tranche 2 requires a 50% increase from the Baseline Price during years two through four; Tranche 3 requires a 75% increase from the Baseline Price during years three through five; and Tranche 4 requires a 100% increase from the Baseline Price during years three through five, as set forth in the table below.

•
Testing for achievement of each Price Hurdle will be measured monthly by calculating the percentage increase of (i) the trailing simple moving average stock price of Workday’s Class A Common Stock over the 45 consecutive trading days ending on the 20th of each month over (ii) $137.11, which was the trailing average stock price over the 10 consecutive trading dates ending on March 5, 2026, the grant date of the PVU award (the “Baseline Price”).

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EXECUTIVE COMPENSATION
Share Price Targets
Performance Period	Tranche	Number of Shares	Share Price Target as % Increase from PVU Baseline Price
Years 1-3	1	136,751	$171.39 (a 25% increase from the Baseline Price)
Years 2-4	2	136,751	$205.67 (a 50% increase from the Baseline Price)
Years 3-5	3	136,751	$239.94 (a 75% increase from the Baseline Price)
Years 3-5	4	136,750	$274.22 (a 100% increase from the Baseline Price)
Total:		547,003

•
A Tranche’s Price Hurdle may not be achieved prior to such Tranche’s performance period. If unachieved during its applicable performance period, Tranche 1 and/or Tranche 2 may be earned in a later performance period, but only if the higher Price Hurdle for such later performance period is also achieved.

•
If a Tranche’s Price Hurdle is achieved during such Tranche’s performance period, 1/20th of such Tranche’s PVU shares will vest on each of the quarterly anniversaries of March 5, 2026, subject to Mr. Bhusri’s continued service.

•
Any net after-tax shares Mr. Bhusri receives upon vesting and settlement of the PVUs must be held by him for two years following such settlement.

Appointment of Mr. Kazmaier as President, Product & Technology
Effective as of March 10, 2025, Sayan Chakraborty retired from his role as our President, Product & Technology and the Board of Directors appointed Gerrit Kazmaier to serve as our President, Product & Technology to lead Workday’s innovation strategy and product and technology organization. Mr. Kazmaier brings extensive experience driving innovation in enterprise software and a proven track record in cloud and AI transformation. The Compensation Committee structured a compensation package that was both competitive and necessary to attract a proven industry leader like Mr. Kazmaier.
In developing the compensation package for Mr. Kazmaier, the Compensation Committee consulted with Semler Brossy and recommended that the Board approve a compensation package consisting of the following elements:
•
an annual base salary of $700,000;

•
a one-time signing bonus of $1,000,000, payable in two equal installments, with the first installment payable at hire and the second installment payable 12 months after his hire date, subject to continued service on the date of each payment;

•
eligibility to participate in the cash bonus plan with a target incentive of 60% of his base salary; and

•
an RSU award with a target grant value of $18,000,000, vesting over four years, and a sign-on RSU award with a target grant value of $12,000,000, vesting over two years, each subject to Mr. Kazmaier’s continuous service at each vesting date.

In setting the value of Mr. Kazmaier’s RSU awards, the Compensation Committee considered the significant value of compensation forfeited by Mr. Kazmaier upon leaving his prior employer, including the forfeiture of considerable near-term vesting events. Mr. Kazmaier was not eligible for additional equity awards in fiscal 2026.
2025 Stockholder Advisory Vote on Executive Compensation
At our annual meeting of stockholders in June 2025, we conducted a stockholder advisory vote on the compensation of our NEOs (commonly known as a “Say-on-Pay” vote). Our stockholders approved the compensation paid to our NEOs for our fiscal year ended January 31, 2025, with 86% of the votes cast in favor of our Say-on-Pay proposal. This represented an increase from fiscal 2025, which we view as a reflection of our sustained, multi-year engagement efforts with our stockholders and responsiveness to feedback received.

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EXECUTIVE COMPENSATION
Following our 2025 annual meeting of stockholders, we continued the momentum of our outreach campaign in fiscal 2026 and reached out to 25 institutional investors holding approximately 60% of our Class A shares outstanding, and conducted meetings with 16 institutional investors holding approximately 29% of our Class A shares outstanding, to, among other matters, solicit feedback on our executive compensation program. An independent director participated in meetings when requested, demonstrating our directors’ strong commitment to understanding our stockholders’ perspectives.
The Compensation Committee considers specific input provided by stockholders through our engagement activities, as well as the results of the Say-on-Pay vote, as part of its annual executive compensation review, which generally takes place in the spring. Our Board of Directors values the opinions of our stockholders, and the Compensation Committee will continue to consider the outcome of future Say-on-Pay votes, as well as feedback received throughout the year, when making compensation decisions for our executive officers.
In fiscal 2026, we implemented a number of changes to our executive compensation program in response to stockholder feedback, including introducing PSUs and adding a profitability metric to our annual cash bonus program, as further discussed below in “Elements of our Fiscal 2026 Executive Compensation Program.” Additionally, in response to stockholder input, we reduced our compensation-related stockholder dilution during fiscal 2026. We value the opinion of our stockholders and will continue to seek feedback and engage in constructive dialogue with stockholders going forward.
Executive Compensation Philosophy and Objectives
Our ability to compete and succeed in a highly competitive environment is directly correlated to our ability to recruit, incentivize, and retain talented executives. In order to achieve our strategic growth objectives and position Workday for long-term success, we need to attract and retain experienced leaders. Our compensation philosophy is designed to establish and maintain a compensation program that attracts and rewards individuals who possess the skills necessary to lead our near-term objectives and create long-term value for our stockholders, expand our business, and assist in the achievement of our strategic goals.
The Compensation Committee believes that a great work environment, substantial employee ownership, and competitive pay and benefits support a winning team, company, and workplace. We believe that the compensation of our executive officers and employees should be aligned with performance as an organization, and their performance as individuals. Accordingly, key elements of our total rewards philosophy include the following:
Alignment with stockholders. We believe that our executive officers should share in the ownership of Workday and as such, we use RSUs and PSUs as our primary equity vehicle for our executive officers, including our NEOs. We believe that RSU awards align the interests of our executive officers with stockholders, since the ultimate value of the RSUs is determined by the performance of our stock price, and provide a longer-term focus through a multi-year vesting schedule. Likewise, PSUs drive specific financial and operational goals, but also provide value based on our stock price.
Focus on innovation and performance. As an organization, we reward performance and instill a performance-driven mindset, while discouraging excessive risk taking by using a mix of performance-based and long-term equity awards and multi-faceted performance goals for our cash bonus plan. Developing great products and successfully bringing them to market is the lifeblood of Workday, and the compensation structure for our executive officers, including our NEOs, is weighted toward long-term equity-based compensation in support of longer-term objectives and innovations.
Attract and retain talent. The Compensation Committee recognizes the importance of providing competitive and differentiated rewards to recruit, retain, and motivate top talent with the skills necessary to achieve our business objectives and to motivate our executive officers to deliver impactful results for Workday.
The Compensation Committee reviews our compensation structure at least annually and more frequently as needed to ensure focus on different business objectives. We believe the changes to our compensation program over the past two years highlighted in this Proxy Statement continue to align with these objectives while strengthening the performance-based core of our compensation program, consistent with the feedback we have received from stockholders.

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EXECUTIVE COMPENSATION
What We Do

Pay for Performance: We link pay to performance by heavily weighting total compensation to long-term equity awards, including performance-based equity, that align executive interests with the interests of our stockholders.

Independent Compensation Advisor: The Compensation Committee selects and engages its own independent advisor.
Peer Group Analysis: The Compensation Committee reviews external market data when making compensation decisions and annually reviews our peer group with its independent compensation consultant.
Compensation Risk Assessment: The Compensation Committee conducts an annual assessment of our executive and broad-based compensation programs to promote prudent risk management.
Compensation Committee Independence and Experience: The Compensation Committee is comprised solely of independent directors who have extensive relevant experience.

Stock Ownership Guidelines: Executives are subject to stock ownership guidelines equal to a multiple of their respective annual base salaries (for Mr. Bhusri, 6x his base salary, and 3x for other executive officers) or a set dollar amount for independent members of our Board of Directors ($600,000).

Clawback Policy: Our Officer Recoupment Policy for executive officers exceeds the Nasdaq Global Select Market listing requirements and requires the recoupment of excess incentive-based compensation from an executive in the event of a restatement of Workday’s financial results or misconduct.

What We Do Not Do
No Change-in-Control Single Trigger Acceleration: We do not provide for single trigger acceleration of our executives’ equity upon a change in control.

No Hedging or Pledging in Company Securities: Executives, directors, and all employees are prohibited from engaging in any hedging transaction with respect to company equity securities. Executives, directors, and Senior Vice Presidents are further prohibited from pledging company securities as collateral.

No Guaranteed Bonuses: We do not provide guaranteed minimum incentive bonuses.
No Tax Gross-Ups: We do not provide tax gross-ups for “excess parachute payments.”
No Executive Pensions: We do not offer any defined benefit pension plans for executives.
No Evergreen Provision: Our equity plans do not include an evergreen feature that would automatically replenish the shares available for issuance.

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EXECUTIVE COMPENSATION
Our Compensation-Setting Process
Roles and Responsibilities
Compensation Committee	Management	Independent Compensation Consultant

•
Reviews, evaluates, and approves the compensation arrangements of our executive officers and establishes and maintains our executive compensation policies and practices and incentive plans, in alignment with our pay for performance compensation philosophy

•
Evaluates stockholder feedback, solicits input from its independent compensation consultant and management, considers the compensation levels and practices of our compensation peer group as well as compensation and corporate governance best practices

•
Reviews our executive compensation program each year to determine whether it is appropriate to achieve its intended purposes and for alignment with stockholder interests and Workday’s long-term business and operational goals

•
Makes recommendations to the Compensation Committee regarding the design of our executive compensation programs and policies; reviews effectiveness to ensure market competitiveness and alignment with the company’s strategic objectives

•
Makes recommendations to the Compensation Committee regarding company-wide incentive plans to promote the achievement of corporate goals

•
Excluding their own compensation, in fiscal 2026, Messrs. Bhusri and Eschenbach made compensation recommendations to the Compensation Committee with respect to base salaries, bonuses, and equity awards for the other NEOs

•
Semler Brossy continues to provide independent advice to our Compensation Committee on our executive compensation program, given its expertise in the technology industry and knowledge of our peer group

•
Provided the following services on behalf of the Compensation Committee in fiscal 2026: assisted in the development of our peer group; conducted a comprehensive review of the total compensation arrangements for our executive officers and non-employee directors; assessed our current compensation programs, including the design and strategy of our annual and long-term incentives; provided analysis of equity burn rates and overhang; reviewed peer company and broader market clawback policies; and advised on regulatory developments related to compensation matters

•
The Committee annually reviews the consultant’s performance, qualifications and independence. Based on its review under applicable SEC and Nasdaq rules for fiscal 2026, the Compensation Committee determined that Semler Brossy is independent and that its engagement did not present any conflict of interest

Compensation Peer Group
We maintain a compensation peer group selected from companies with a focus on applications software, systems software, internet services and infrastructure, media and entertainment, and interactive media and services, with revenues generally between one-third to three times our trailing 12 months revenue, and/or market capitalization generally between one-third to three times our market capitalization. Our peer group has been further refined by targeting companies with similar business characteristics, such as those focused on cloud applications or enterprise software, those with a focus on innovation and research and development, and/or those competing for AI talent. We also have generally sought to include companies with revenue growth of greater than or equal to 10% and market capitalization to revenue ratios of greater than or equal to 5.0 where possible.

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EXECUTIVE COMPENSATION
Annually, the Compensation Committee engages Semler Brossy to assist in the review of our compensation peer group. At the end of fiscal 2025, after considering input from Semler Brossy, the Compensation Committee determined to adopt the following compensation peer group for fiscal 2026 compensation decisions:

Adobe Inc.	Palo Alto Networks, Inc.
Atlassian Corporation	PayPal Holdings, Inc.*
Autodesk, Inc.	Salesforce, Inc.
Block, Inc.	ServiceNow, Inc.
Crowdstrike Holdings, Inc.	Shopify Inc.
Electronic Arts Inc.	Snowflake Inc.
Intuit Inc.	Zoom Video Communications, Inc.
Palantir Technologies Inc.*

*
Added to the peer group for fiscal 2026.

We removed Activision Blizzard, Inc., Splunk Inc., and VMware, Inc. from the peer group since they were acquired and removed Okta, Inc. and Twilio Inc. as they did not meet one or more of the criteria discussed above. In addition to removing these peers, the Compensation Committee also added Palantir Technologies Inc. and PayPal Holdings, Inc. to help ensure a robust peer set and given their strong comparability in terms of size, business dynamics, and executive talent recruitment pool. Workday was positioned at the 53rd percentile for revenue and the 39th percentile for market valuation within this group at the time the group was selected.
While the Compensation Committee and our Board of Directors consider the compensation levels of the executives at the companies in our compensation peer group to provide a general understanding of market practices among similar companies to inform our pay practices, plan design, and pay levels, we do not specifically set compensation levels based on the percentile levels reflected by the compensation peer group.
Elements of Our Fiscal 2026 Executive Compensation Program
We are committed to designing a performance-driven and competitive executive compensation program that is aligned with our philosophy and objectives. Our approach is guided by our overarching philosophy of paying for demonstrable performance and aligning the compensation of our executive officers with the long-term interests of our stockholders. In fiscal 2026, we evolved our compensation program to a structure that we expect to be more reflective of our go-forward executive compensation philosophy and commitment to aligning executive compensation with stockholder interests and company performance. In making these changes, our Compensation Committee considered the feedback we received from stockholders during outreach efforts. Our Compensation Committee continues to assess our incentive compensation practices in light of our continued growth and evolution as well as discussions with stockholders.
The key elements of our fiscal 2026 executive compensation program consisted of a mix of variable and fixed compensation, including base salary, cash bonuses, equity-based awards, and benefit programs. Each executive officer’s compensation has been designed to provide a combination of pay elements that are tied to achievement of our short-term and long-term financial and operational objectives.

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EXECUTIVE COMPENSATION
	Fiscal 2026 Pay Component	Fiscal 2026 Enhancements	Rationale and Value to Stockholders
Fixed Pay	Base Salary	Adjustments for select executives as part of multi-year strategy to align cash compensation with market	• Provides market-competitive cash compensation based on experience, skills, and responsibilities as well as alignment to internal pay equity
At-risk or variable pay	Performance-Based Cash Incentive	Added adjusted non-GAAP operating margin as a financial metric
•
Encourages achievement of defined, near-term corporate performance objectives in alignment with Workday’s long term strategic growth objectives

•
Financial and non-financial metrics help drive efficient growth and stockholder value creation

•
Adjusted non-GAAP operating margin metric motivates more efficient performance and execution across the company, counterbalancing topline growth

•
Responds to stockholder feedback received in fiscal 2025 to include a profitability metric

	Restricted Stock Units	Transitioned away from strictly time-based awards and apportioned 75% of executives’ annual equity award as RSUs	• Incentivizes long-term stockholder value creation and aligns to stockholder interests • Helps attract and retain key executive talent
	Performance Restricted Stock Units	Introduced three-year PSUs equal to 25% of executives’ annual grant subject to adjusted subscription revenues and adjusted non-GAAP operating margin performance metrics
•
Responds to stockholder feedback received in fiscal 2025 to incorporate performance-based equity and aligns with our pay for performance philosophy

•
No shares vest or are released until after the end of the full three-year performance period, which aligns our NEOs with long-term performance and promotes long-term retention

•
Award design aligns with the company’s plans to drive durable growth while expanding operating margins

The initial compensation arrangements with our executive officers were generally the result of arm’s-length negotiations between us and each individual executive officer at the time of his or her hire, appointment, or promotion. In fiscal 2026, the Compensation Committee and, with respect to Messrs. Eschenbach and Bhusri, the independent members of our Board of Directors, conducted its regular annual review of our executive compensation program, including an evaluation of competitive market practices; conducted annual performance reviews for our executive officers; reviewed our executive officers’ base salaries and target annual bonus opportunities and adjusted where appropriate; and made annual equity awards. Following deliberation and consideration of the factors discussed below, our Board and Compensation Committee determined that equity awards should continue to be a significant portion of executive compensation.

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EXECUTIVE COMPENSATION
Base Salary
We offer base salaries that are intended to provide a competitive level of fixed compensation for our executive officers for performance of their day-to-day responsibilities. Base salaries for our executive officers are reviewed annually by the Compensation Committee to determine whether an adjustment is warranted or required based on market data provided by its independent compensation consultant.
In connection with our annual compensation cycle during fiscal 2026, the Compensation Committee reviewed the base salaries of our then-current NEOs. After considering a compensation analysis performed by Semler Brossy and the other factors described above, as well as the fact that cash compensation for certain executives was conservative relative to peer levels, the Committee approved adjustments as shown below with the intention of better aligning compensation for such executives with peer levels and driving greater consistency and internal alignment across the team. The annual base salaries for each of our NEOs during fiscal 2025 and fiscal 2026 are set forth in the following table:
Named Executive Officer	Fiscal 2025 Annual Base Salary	Fiscal 2026 Annual Base Salary
Carl M. Eschenbach	$1,000,000	$1,050,000
Aneel Bhusri(1)	65,000	65,000
Zane Rowe	720,000	720,000
Gerrit Kazmaier(2)	—	700,000
Richard H. Sauer	550,000	575,000

(1)
Fiscal 2025 and 2026 annual base salaries shown for Mr. Bhusri reflect his role as Executive Chair.

(2)
Mr. Kazmaier was not an NEO in fiscal 2025.

Cash Bonuses
Our Omnibus Bonus Plan is designed to motivate and reward eligible employees for their contributions toward the achievement of certain of Workday’s performance goals. Our Compensation Committee established the annual cash bonus plan for fiscal 2026 under, and subject to the terms and conditions of, the Omnibus Bonus Plan.
During fiscal 2026, our executive officers, other than Mr. Bhusri, participated in our cash bonus plan that was available to all executive officers. As with fiscal 2025, Mr. Bhusri elected to not participate in our cash bonus plan. Our fiscal 2026 cash bonus plan was designed to drive revenue growth, motivate profitability, focus on customer satisfaction, and incentivize execution of short-term priorities tied to long-term strategy.
As depicted below, our cash bonus plan is measured and calculated based on the achievement of pre-established company performance goals. For fiscal 2026, company performance was evaluated based on the following goals as set out in our fiscal 2026 cash bonus plan: 80% of the funding of the cash bonus plan was based on a financial performance target based on adjusted subscription revenues and adjusted non-GAAP operating margin and 20% of the funding of the cash bonus plan was driven by a non-financial performance target based on our customer satisfaction (“CSAT”) score.

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EXECUTIVE COMPENSATION
Company Performance Metrics and Targets
After evaluation of multiple potential metrics and considering the rationale for the bonus plan as well as stockholder feedback, in fiscal 2026, the Compensation Committee added adjusted non-GAAP operating margin, along with maintaining adjusted subscription revenues, as the financial performance metric, and maintained our annual customer satisfaction score as the non-financial performance metric to determine the funding of our cash bonus plan. The table below details the company performance metrics and targets set by the Compensation Committee for purposes of determining the funding of our cash bonus plan.
Metric	Weight	What It Is	Why It’s Important
Adjusted subscription revenues and adjusted non-GAAP operating margin(1)	80%	Fiscal year 2026 GAAP subscription revenues and non-GAAP operating margin, each adjusted for acquisitions with a purchase price of $1.0 billion or more
•
Drives long-term durable growth

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Adjusted subscription revenues are a strong indicator of the growth of our business and a key metric used by investors to evaluate our financial performance

•
Adjusted non-GAAP operating margin is a profitability measure tied to management performance and profit generated for stockholders

•
Threshold performance for either financial metric must be met for any payout under the plan

Customer satisfaction score	20%	Annual customer satisfaction score based on the responses received from a survey of the named support contacts at Workday’s HCM, financials, and acquired products customers
•
One of our core values and a strong indicator of our customer retention and expansion

•
Drives execution of our strategic objectives that require a focused and consistent effort by our employees and NEOs throughout the fiscal year to serve our customers

•
Threshold performance must be met for payout under the non-financial portion of the plan

(1)
Adjusted subscription revenues equals the company’s GAAP subscription revenues as reported in the company’s earnings for fiscal 2026, adjusted for acquisitions with a purchase price of $1.0 billion or more. Adjusted non-GAAP operating margin equals the non-GAAP operating margin as reported in the company’s earnings for fiscal 2026, adjusted for acquisitions with a purchase price of $1.0 billion or more.

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EXECUTIVE COMPENSATION
The payout as a percentage of target calculation for each company performance metric under the cash bonus plan is described in more detail below:
Financial Target
Adjusted Subscription Revenues(1)		Adjusted Non-GAAP Operating Margin(1)
		Minimum	Target	Maximum
		27.5%	28.0%	29.25%
Minimum	$8,722.8M	75.0%	83.3%	93.8%
	$8,761.4M	84.3%	92.6%	103.0%
Target	$8,800.0M	91.7%	100.0%	110.4%
	$8,838.6M	99.1%	107.4%	117.8%
Maximum	$8,892.6M	112.5%	120.8%	131.25%
Non-Financial Target – Customer Satisfaction	CSAT Score	Payout (% of Target)
Minimum	85.0% – 85.9%	60%
	86.0 – 86.9%	65%
	87.0 – 87.9%	70%
	88.0 – 88.9%	75%
	89.0 – 89.9%	80%
	90.0 – 90.9%	85%
	91.0 – 91.9%	90%
	92.0 – 92.9%	95%
Target	93.0% – 94.9%	100%
	95.0 – 95.9%	105%
Maximum	96%+	110%

(1)
Subject to linear interpolation for achievement and payout between each indexed value.

Achievement and Payout
First Half Payout
Eligible participants, including executives, who participated in the cash bonus plan were eligible for semi-annual payments in fiscal 2026. Evaluating performance at the mid-year mark helps ensure that executive focus remains disciplined throughout the entire fiscal year and recognizes the successful completion of short-term initiatives. Any payment made during the first half of the year is factored into the final full year payout, so participants do not receive an overall payout that is more than the payout for the level of achievement for the full fiscal year. For fiscal 2027, in alignment with stockholder feedback, executive officers, including Mr. Bhusri, will participate in a cash bonus plan that does not include a mid-year payout.
For the fiscal 2026 first half payout, the company performance metric was capped at a maximum of 40% of the total full year funding and was calculated using only the financial target of forecasted adjusted subscription revenues and adjusted non-GAAP operating margin as of the end of the company’s second fiscal quarter. The portion of the bonus pool related to the non-financial metric was not eligible to be funded for the first half payment. Following the conclusion of the company’s second fiscal quarter of fiscal 2026, it was determined that based on the company’s forecasted adjusted subscription revenues and non-GAAP operating margin as of the end of the second fiscal quarter, the company performance metric would be funded at 40% of full year target bonus for the first half payout.

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EXECUTIVE COMPENSATION
Full Year Payout
Following the conclusion of fiscal 2026, the Compensation Committee reviewed the level of achievement of each company performance metric against the pre-established targets. The achievement level certified by the Compensation Committee and corresponding funding of the fiscal 2026 cash bonus plan is set forth below:
Metric	Fiscal 2026 Result	Funding (% of Target)		Weight		Total Funding
Adjusted subscription revenues	$8.78 billion	107.2%	x	80%	→	101.8%
Adjusted non-GAAP operating margin	29.9%
Customer satisfaction score	89.7%	80.0%	x	20%
For full year fiscal 2026, the cash bonuses paid to the NEOs were determined based on the achievement levels of the company’s performance goals, which resulted in an overall payout of 101.8% of each NEO’s respective annual targets for fiscal 2026, largely due to the outperformance of our adjusted non-GAAP operating margin achievement against the target. While the cash bonus plan provides the ability to adjust each NEO’s individual payout based on individual performance, the Compensation Committee did not exercise this discretion. This decision reflects the Committee’s assessment of the highly integrated nature of our executive team’s efforts in a year characterized by a challenging macroeconomic environment.
Named Executive Officer	Fiscal 2026 Annual Cash Bonus Paid(1)	Target Annual Bonus Opportunity (% of Base Salary)	% of Target Bonus Paid
Carl M. Eschenbach(2)	$1,556,712	150%	100.0%
Aneel Bhusri	—	—	—
Zane Rowe	439,603	60%	101.8%
Gerrit Kazmaier	384,067	60%	101.8%
Richard H. Sauer	347,350	60%	101.8%

(1)
Inclusive of first half payout of the fiscal 2026 cash bonus plan. The annual cash bonus paid is based on each NEO’s base salary applicable during fiscal 2026 and is prorated to account for base salary changes during the fiscal year.

(2)
Pursuant to the terms of his Executive Separation Agreement, Mr. Eschenbach received a total payout of the fiscal 2026 cash bonus plan based on target achievement.

Equity-Based Awards
We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program and the majority of the target total direct compensation of our executive officers is provided through equity awards. The realized value of these equity awards bears a direct relationship to our stock price, and, therefore, these awards are an incentive for our executive officers, including our NEOs, to create value for our stockholders. By having a significant percentage of our executive officers’ target total direct compensation payable in the form of equity that vests over a number of years, our executive officers are motivated to take actions that focus on our long-term strategic and financial objectives, aligning their interests with those of our stockholders over the long term. Equity awards also help us retain qualified executive officers in a competitive market.
Fiscal 2026 Equity Awards
The equity awards granted to our NEOs in fiscal 2026 were comprised of 25% PSUs and 75% RSUs. The initial 25% allocation of equity awards as PSUs demonstrates responsiveness to stockholder feedback while allowing the Compensation Committee to evaluate the effectiveness of the performance-based equity and the transition of the pay mix. We expect the structure of our go-forward equity compensation program to continue with a similar structure, and the Compensation Committee will continue to assess market standards and consider stockholder feedback with respect to the equity compensation mix in its annual review of our executive compensation program. Mr. Bhusri’s fiscal 2026 awards were granted to him for his role as Executive Chair and are separate from the awards granted upon his appointment to Chief Executive Officer in early fiscal 2027. Mr. Bhusri is not eligible for additional equity awards until fiscal 2028.

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EXECUTIVE COMPENSATION
The total equity awards granted to our NEOs in fiscal 2026 were as follows:
Named Executive Officer	Grant Date	Total Target Value of Equity Awards(2)(3) ($)	Fiscal 2026 PSUs(1)		RSU Award(4) (#)
			Target Award (#)	Maximum Award (#)
Carl M. Eschenbach	4/21/2025	30,000,000	32,204	48,306	96,612
Aneel Bhusri	4/21/2025	20,000,000	21,469	32,203	64,408
Zane Rowe	4/21/2025	13,000,000	13,955	20,932	41,865
Gerrit Kazmaier(5)	4/5/2025	12,000,000	—	—	49,490(6)
	4/5/2025	18,000,000	—	—	74,235
Richard H. Sauer	4/21/2025	9,000,000	9,661	14,491	28,983

(1)
Final achievement of goals for performance shares granted in fiscal 2026 will be certified by the Committee following the completion of the applicable three-year performance period for continuing executives. The amounts in the table reflect the total number of performance shares granted for the three-year performance period at target and maximum, and, therefore, are not the same as the amounts reported in the “Executive Compensation — Grants of Plan-Based Awards in Fiscal 2026” table, which are determined in accordance with financial accounting rules as described in footnote 3 below.

(2)
Total target equity value for each NEO, with the exception of Mr. Kazmaier, is allocated between PSUs and RSUs as described above under the section titled “Elements of our Fiscal 2026 Executive Compensation Program — Equity-Based Awards.”

(3)
Total target value reported in this table applies to the target value of the entire equity award granted to each NEO. The value differs from the grant date fair value amounts reported for the NEOs for fiscal 2026 in the Summary Compensation Table under the “Stock Awards” column. Amounts shown in the Summary Compensation Table are computed in accordance with ASC Topic 718, under which the grant date fair value for a performance award is not determined until the fiscal year in which the performance metrics are established. For the fiscal 2026 PSUs, the annual goal is determined at the beginning of each performance period for fiscal 2026, 2027, and 2028. Accordingly, only the grant date fair value for the fiscal 2026 annual goal is reflected in the Summary Compensation Table for fiscal 2026. Please see the section below titled “Elements of our Fiscal 2026 Executive Compensation Program — Equity-Based Awards — Fiscal 2026 PSUs” for a description of the awards.

(4)
Unless otherwise noted, the RSU awards for our NEOs are subject to vesting based on continued service through the applicable vesting dates, with one-fourth of such awards vesting one year from their vesting start date, after which the awards vest in equal installments over the next 12 quarters.

(5)
New hire RSUs with an aggregate target equity value of $30,000,000 were granted to Mr. Kazmaier in connection with his appointment as President, Product & Technology.

(6)
Subject to a vesting term of two years with one-eighth of such award vesting three months from the vesting start date and the balance vesting in equal quarterly installments thereafter.

Fiscal 2026 RSUs
In addition to the fiscal 2026 PSUs, the Compensation Committee granted time-based RSUs to our NEOs in order to satisfy our retention objectives and promote continuity in our business while furthering NEO and stockholder alignment through emphasis on variable pay, the value of which is tied to our stock price. The RSU awards granted in fiscal year 2026 vest over four years (other than certain new hire awards granted to Mr. Kazmaier). Accordingly, the Compensation Committee believes that these RSU awards serve as an effective retention tool for our executive officers, because a substantial portion of unvested awards are generally forfeited if an executive officer voluntarily leaves the company before the awards have vested. Furthermore, the Compensation Committee and the Board believe that it is critical for Workday to promote strategic agility by allowing the business to pivot in response to changing market dynamics without consideration of the impact to short-term rewards, and RSUs with long-term vesting allow us to continue to incentivize and promote the innovative culture that drives our success.
Fiscal 2026 PSUs
In April 2025, our Compensation Committee awarded PSUs to our NEOs (other than Mr. Kazmaier) to support the successful execution of our profitable growth initiatives and to respond to stockholder feedback. Shares subject to the fiscal 2026 PSUs may be earned based on the achievement of financial goals over a three-year period by averaging the achievement of three separate annual performance metrics. Each of the three annual goals is established at the commencement of the applicable year. Results for each performance period are averaged over the three-year period and overall attainment is certified by the Compensation Committee after the end of the three-year performance period. No shares vest or are released for continuing executives until after the end of the full three-year performance period to focus our executives on our long-term performance and promote long-term retention.

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EXECUTIVE COMPENSATION
The Compensation Committee believes that three annual financial goals, rather than a single three-year goal, allow the Compensation Committee to set more aggressive goals and measure performance in a manner that reflects the dynamic nature of our business and the company’s long-term trajectory over that three-year period. Our annual goal design provides flexibility to set aggressive target achievements each year based on market conditions and performance plans at that time and is aligned with practices at peers with whom we compete for talent. The approach of three annual financial goals is balanced by having no earned shares eligible to vest until after the full, three-year PSU performance period has concluded. Each year’s performance is equally weighted. Achievement for each year is averaged at the end of the three-year period. Any PSUs that are earned at the end of the three-year performance period will vest and settle into shares of our common stock upon certification of the achievement level.
For the fiscal 2026 performance period, the Compensation Committee determined that the annual goal would be based on the sum of (a) Adjusted subscription revenues growth plus (b) adjusted non-GAAP operating margin. Adjusted subscription revenues growth is calculated as the change in the company’s GAAP subscription revenues as reported in the company’s earnings for fiscal 2026 as compared to fiscal 2025, adjusted for acquisitions with a purchase price of $1.0 billion or more. Adjusted non-GAAP operating margin means the non-GAAP operating margin as reported in the company’s earnings for fiscal 2026, adjusted for acquisitions with a purchase price of $1.0 billion or more. For the fiscal 2026 performance period, the Compensation Committee approved the Target Annual Goal of 42%, which is aligned with the fiscal 2026 full year subscription revenues growth and non-GAAP operating margin guidance of 14% and 28%, respectively, that we provided at our fiscal 2025 fourth quarter earnings. The payout percentage for the fiscal 2026 performance period ranges from 50% to 150% and Threshold performance must be attained for any portion of the fiscal 2026 tranche to be achieved.
	FY26 PSU Annual Goal	FY26 PSU Payout Percentage (to be included into Three-Year Average)
Threshold	39%	50%
Target	42%	100%
Maximum	45%	150%

(1)
Subject to linear interpolation for performance between the threshold and target levels and between the target and maximum levels, as applicable.

Fiscal 2026 PSU — Fiscal 2026 Performance Period Results
In February 2026, the Compensation Committee certified the achievement of the fiscal 2026 Annual Goal at 43.7%, resulting in a 128.3% payout percentage. The achievement was based on 13.8% adjusted subscription revenues growth and 29.9% adjusted non-GAAP operating margin. As discussed above, the fiscal 2026 achievement percentage will be averaged with the achievement percentages for fiscal 2027 and fiscal 2028, such that no portion of this fiscal 2026 amount will vest until the full three-year performance period has concluded for continuing NEOs and each NEO’s PSU award is subject to such NEO’s continued employment until such date.
Benefits Programs
Our employee benefit programs, which include our 401(k) plan, employee stock purchase plan, and health and welfare programs, such as health savings accounts and flexible spending arrangements, are designed to provide a competitive level of benefits to our employees generally, including our executive officers and their families. We adjust our employee benefit programs as needed based upon regular monitoring of applicable laws and practices and the competitive market. Our executive officers are generally eligible to participate in the same employee benefit plans and programs, and on the same terms and conditions, as all other U.S. full-time employees.
Perquisites and Other Personal Benefits
The personal health, safety, and security of our employees is of the utmost importance to Workday and our stockholders. Accordingly, we provide limited perquisites for business-related purposes, for the health of our executives, and those necessary for the security of Mr. Bhusri.
Health Benefits
We offer our executive officers, including our NEOs, an annual comprehensive physical examination that is funded by Workday, as an added benefit to the medical insurance provided to all employees. We recognize the significant role of our executive officers and offer this program to encourage a focus on wellness.

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EXECUTIVE COMPENSATION
Personal Security
Consistent with prevalent practices among peer companies, and based on an independent third-party security study, the Compensation Committee approved a comprehensive security plan for Mr. Bhusri. The Compensation Committee periodically reviews the nature and cost of this program in relation to Mr. Bhusri’s security risk profile and, based on this assessment and the independent third-party security study, determined that a continued need for security existed for fiscal 2026 to protect Mr. Bhusri and his family and mitigate risks to our business. During fiscal 2026, we paid for the annual costs of security at his residences, executive security protection, family protection, and secure transportation arrangements. We require these security measures because of the importance of Mr. Bhusri to Workday and his high profile as a leader and co-founder of a global public company, and we believe that their scope and costs are an appropriate business expense for our benefit as they are integrally related to Mr. Bhusri’s ability to perform his employment responsibilities and necessary to his focused job performance. However, because certain components of the program may be considered to be perquisites under SEC disclosure rules, such as security for Mr. Bhusri’s family, security at his residences, and executive security protection outside of work hours, the aggregate incremental costs of such security services are included in the “All Other Compensation” column of the Summary Compensation Table set forth below. The Compensation Committee believes that these costs are appropriate in light of the threat landscape and Mr. Bhusri’s importance to Workday.
Aircraft Policy
The independent third-party security study recommended that Mr. Bhusri use private aircraft for all business and personal travel. To facilitate that, in 2022, the Board approved the purchase of a corporate aircraft as an additional security measure for Mr. Bhusri and to optimize his travel. Pursuant to our aircraft utilization policy, the corporate aircraft is primarily for use by Mr. Bhusri. Mr. Bhusri uses Workday-provided private aircraft for both business and personal purposes and the Board believes such use enhances his security, efficiency, privacy, confidentiality, and productivity to allow for time that he can devote to our business as our Chief Executive Officer. Additionally, Mr. Bhusri is permitted to use a private business jet charter when practicable and we provide private charter aircraft services for business purposes for certain other executive travel. Subject to the limitations in our policy, immediate family members of certain eligible executive officers are permitted to accompany the executive on the private aircraft when the aircraft is already going to a specific destination for a business purpose, provided there is no more than de minimis incremental cost.
Pursuant to the policy, Mr. Bhusri and, on occasion, certain of our executives recognize imputed taxable income as a result of personal use of private aircraft and are not provided a tax reimbursement or gross-up for any portion of this amount, including as a result of members of their immediate family accompanying them on business travel. The non-de minimis incremental costs, if any, of personal travel and travel by guests on any such legs on private aircraft are included in the “All Other Compensation” column in the Summary Compensation Table.
Car Service
In fiscal 2026, based on a third-party security study, we provided Mr. Eschenbach a security car service primarily for his safety. Mr. Eschenbach recognized imputed taxable income as a result of any personal use of the car service and was not provided a tax reimbursement or gross-up. The value of the perquisites and benefits provided to Mr. Eschenbach during fiscal 2026 is reported and further described in our Summary Compensation Table below.
In the future, we may provide other perquisites or other personal benefits to our NEOs when we believe it is appropriate and beneficial to the company’s business to assist an individual executive in the performance of his or her duties, to make our executive team more efficient and effective, and for recruitment, motivation, or retention purposes. Future practices with respect to perquisites or other personal benefits for executives will be subject to review and approval by the Compensation Committee.
Post-Employment Compensation
Executive Severance and Change in Control Policy
Under the Workday, Inc. Executive Severance and Change in Control Policy, as amended (the “Executive Severance Policy), an NEO is eligible to receive cash payments and accelerated vesting of certain equity awards in the event of a qualifying termination of the NEO’s employment (i) outside of a change in control of Workday (referred to as a “Non-CIC Qualifying Termination” in the Executive Severance Policy), or (ii) in connection with a change in control of Workday (referred to as a “CIC Qualifying Termination” in the Executive Severance Policy).

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EXECUTIVE COMPENSATION
The Compensation Committee has determined that the Executive Severance Policy is both competitively reasonable and necessary to recruit and retain key executives. We also believe that entering into these arrangements will help our executive officers maintain continued focus and dedication to their responsibilities to help maximize stockholder value if there is a potential transaction that could involve a change in control of the company. The Executive Severance Policy is also intended to facilitate changes in the leadership team by setting terms for the termination of the employment of an NEO in advance, which allows for a smooth transition of responsibilities when it is deemed to be in the best interest of Workday. We do not provide for single trigger acceleration following a change in control and do not provide tax gross-ups for “excess parachute payments.”
For additional information about the Executive Severance Policy, please see the section below entitled “Potential Payments Upon Termination or Change in Control.”
Death and Disability Acceleration Policy
Pursuant to company policy, all employees, including our executives, whose employment with Workday terminates due to death or permanent disability generally fully vest in their outstanding time-based equity awards upon termination. The value of our NEOs’ equity awards that would have vested assuming a January 31, 2026, termination of employment due to death or permanent disability is set forth in the section “Potential Payments Upon Termination or Change in Control”.
Other Compensation Policies
Executive Officer Recoupment Policy
Workday maintains an executive officer recoupment policy that is consistent with the requirements of the Nasdaq Global Select Market and in fiscal 2026 the Compensation Committee adopted a revised recoupment policy that includes provisions that extend beyond the basic requirements. The revised policy (i) requires the forfeiture, recovery, or reimbursement of excess incentive-based compensation from a Section 16 officer in the event of a restatement of Workday’s financial results and (ii) allows for the forfeiture, recovery, or reimbursement of all incentive compensation and time-based equity from a Section 16 officer or certain other executive officers in the event of misconduct. In the case of a restatement, the recovery period extends up to three years prior to the date that it is, or should have been, concluded that the company is required to prepare a restatement and in the case of misconduct, the recovery period extends up to three years prior to the date the Board discovers the executive officer engaged in misconduct.
Equity Awards Grant Policy
The Compensation Committee has adopted a policy governing equity awards that are granted to our executive officers and employees and members of our Board. This policy provides that equity awards will be granted either by our Board or the Compensation Committee (or a committee thereof) at a meeting or by unanimous written consent, subject to equity award guidelines adopted by our Compensation Committee. Generally, new hire awards are granted effective on the 5th day of the month for employees who have commenced employment on or prior to the 15th day of the preceding month. Additionally, promotion and discretionary awards for our executive officers are granted effective on the 5th day of March, June, September, or December, and on the 5th day of any month for non-executive employees. Refresh awards and certain promotion awards made in connection with Workday’s annual review cycle will be effective on a date occurring in March, April, or May that is designated by the Board or the Compensation Committee prior to the end of the immediately preceding calendar year, in each case unless otherwise approved by our Board or the Compensation Committee. Our Compensation Committee does not grant option awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. The exercise price of all stock options and SARs must be equal to or greater than the fair market value of our common stock, as defined in the applicable equity incentive plan, on the date of grant.
Derivatives Trading and Anti-Hedging and Pledging Policy
Our Insider Trading Policy, which applies to our employees, including our executive officers, and members of our Board, prohibits the trading of derivatives, including options, warrants, puts, calls, or other similar derivative instruments relating to our securities; the hedging of our equity securities, including the participation in exchange funds or “swap funds”; and the selling of Workday securities “short”. Additionally, our executive officers and members of our Board may not borrow against Workday’s securities in margin accounts or use or pledge Workday’s securities as collateral for another type of loan.

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EXECUTIVE COMPENSATION
Policy regarding 10b5-1 Plans for Directors and Executive Officers
Generally, our Insider Trading Policy requires our executive officers and members of our Board to adopt plans in accordance with Exchange Act Rule 10b5-1 for trades of Workday securities that they beneficially own and further provides that such individuals may not trade in our equity securities during our quarterly restricted periods.
Stock Ownership Guidelines
We maintain Stock Ownership Guidelines that require our Chief Executive Officer to own and hold shares of our stock with a value that is at least equal to six times his annual base salary; our other executive officers to own and hold shares of our stock with a value that is at least three times their annual base salaries; and members of our Board to own and hold shares of our stock with a value that is at least $600,000, subject in each case to certain phase-in periods. This ownership requirement may be satisfied by ownership of shares of either our Class A or Class B common stock, vested RSUs, and any other shares of our capital stock held by affiliates or family members in which the individual holds a beneficial interest. Shares subject to outstanding, unexercised stock options, if any, do not count towards the ownership requirement.
Compensation Policies and Practices as they Relate to Risk Management
The Compensation Committee has reviewed our executive and employee compensation programs and does not believe that our compensation policies and practices encourage undue or inappropriate risk taking or create risks that are reasonably likely to have a material adverse effect on us. The reasons for the Compensation Committee’s determination include the following:
•
We structure our compensation program to consist of both fixed and variable components. The fixed (or base salary) component of our compensation programs is designed to provide income independent of our stock price performance so that employees will not focus exclusively on stock price performance to the detriment of other important business metrics. The variable (cash bonus and equity) components of our compensation programs are designed to reward both short-term and long-term company performance, which we believe discourages employees from taking actions that focus only on our short-term success and helps align our employees with our stockholders and on our longer-term objectives. Our RSUs have time-based vesting, generally over a period of four years.

•
We maintain internal controls over the measurement and calculation of financial information, which are designed to prevent this information from being manipulated by any employee, including our executive officers.

•
The Compensation Committee approves the employee annual and new hire equity award guidelines as well as the overall annual equity pool. Any recommended equity awards outside these guidelines require approval by the Compensation Committee. We believe that this helps ensure we grant equity compensation appropriately and in a sustainable manner.

•
A significant portion of the compensation paid to our executive officers and the members of our Board is in the form of RSUs, to align their interests with the interests of stockholders.

•
We maintain Stock Ownership Guidelines for our executive officers and the members of the Board to help ensure that they retain specified levels of equity in Workday to align their interests with the interests of stockholders.

•
As part of our Insider Trading Policy, we prohibit hedging transactions involving our securities so that our executive officers and other employees cannot insulate themselves from the effects of poor stock price performance.

•
Our Board has adopted an Executive Officer Recoupment Policy providing that it will require reimbursement or forfeiture of all or a portion of any incentive compensation that was paid to an executive officer based on financial results if a restatement of those results is required and may require the forfeiture, recovery, or reimbursement of all incentive compensation and time-based equity from a Section 16 officer or certain other executive officers in the event of misconduct.

Tax and Accounting Considerations
Limitation on Deductibility of Executive Compensation
We do not require executive compensation to be tax deductible to Workday, but instead balance the cost and benefits of tax deductibility to correspond with our executive compensation goals. Section 162(m) of the Internal Revenue Code of

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1986, as amended, generally disallows a tax deduction to a publicly held corporation for compensation in excess of $1,000,000 paid in any taxable year to certain of its executive officers.
We expect that the Compensation Committee will continue to seek to balance the cost and benefit of tax deductibility with our executive compensation goals designed to promote stockholder interests, retaining discretion to approve compensation that is non-deductible when it believes that such payments are appropriate to attract and retain executive talent. As a result, we expect that a significant portion of future cash and equity payments to our executive officers may not be tax deductible under Section 162(m).
No Tax Reimbursement of Parachute Payments or Deferred Compensation
We did not provide any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Code during fiscal 2026, and we have not agreed and are not otherwise obligated to provide any NEO with such a “gross-up” or other such reimbursement.
Accounting Treatment
We account for share-based compensation in accordance with the authoritative guidance set forth in ASC Topic 718, which requires companies to measure and recognize compensation expense for share-based awards issued to employees and non-employees, primarily including RSUs, PSUs, and purchases under our ESPP. For RSUs and PSUs, fair value is based on the closing price of our common stock on the grant date. Compensation expense for RSUs, net of estimated forfeitures, is recognized on a straight-line basis over the requisite service period, which is generally the same as the vesting period. Compensation expense for PSUs is recognized using the accelerated attribution method over the requisite service period when it is probable that the performance conditions will be satisfied. For shares issued under the ESPP, fair value is estimated using the Black-Scholes option-pricing model. Compensation expense for ESPP is recognized on a straight-line basis over the offering period. This calculation is performed for accounting purposes and reported in the compensation tables below.

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EXECUTIVE COMPENSATION
Report of the Compensation Committee
This report of the Compensation Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management and based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be incorporated by reference in Workday’s Annual Report on Form 10-K for fiscal 2026 and included in this Proxy Statement.
Submitted by the Compensation Committee of our Board of Directors:
George J. Still, Jr. (Chair)
Elizabeth Centoni
Lynne M. Doughtie
Rhonda Morris

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SUMMARY COMPENSATION TABLE
The following table provides information concerning all plan and non-plan compensation earned by each of our NEOs during the fiscal years ended January 31, 2026, 2025, and 2024.
Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation	Total
Aneel Bhusri Co-Founder, Chief Executive Officer, and Chair of the Board(4)	2026	$65,000	$—	$15,322,067	$—	$3,844,259(5)	$19,231,325
	2025	65,000	—	14,345,480	—	3,694,040	18,104,519
	2024	65,000	—	44,275,281	—	2,994,375	47,334,656
Carl M. Eschenbach Former Chief Executive Officer and Director	2026	1,037,808	—	22,982,993	1,556,712	454,194(6)	26,031,706
	2025	1,000,000	—	23,909,133	1,225,500	38,559	26,173,192
	2024	1,000,000	—	—	1,500,000	21,664	2,521,664
Zane Rowe Chief Financial Officer	2026	720,000	—	9,959,290	439,603	28,187(7)	11,147,080
	2025	715,082	1,000,000	11,377,159	350,533	13,841	13,456,614
	2024	452,308	1,000,000	36,759,274	224,384	657	38,436,623
Gerrit Kazmaier President, Product and Technology	2026	629,041	500,000	26,865,647	384,067	11,969(8)	28,390,724
Richard H. Sauer Chief Legal Officer and Head of Corporate Affairs	2026	568,904	—	6,894,876	347,350	12,000(9)	7,823,130
	2025	545,616	—	8,058,705	265,391	12,440	8,882,151
	2024	516,981	—	8,323,857	257,500	15,839	9,114,178

(1)
The amounts reported under the Bonus column for Mr. Rowe include a signing bonus of $2,000,000 (paid in two equal installments, one upon his start date and the other on the one-year anniversary of his start date). The amount reported under the Bonus column for Mr. Kazmaier includes the first installment of a signing bonus of $1,000,000 (payable in two equal installments, one which was paid upon his start date and the other was paid on the one-year anniversary of his start date).

(2)
The amounts reported in the Stock Awards column, including RSUs and PSUs, are computed in accordance with ASC Topic 718 based on the closing price of our Class A common stock on the date of grant. The assumptions used in calculating the grant date fair value are set forth in Note 14 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2026. Such grant-date fair value does not take into account any forfeitures related to service-based vesting conditions that may occur. These amounts do not reflect the actual economic value that may ultimately be realized by the NEOs.

For the fiscal 2026 PSUs granted to each of Messrs. Bhusri, Eschenbach, Rowe, and Sauer, the annual goal is determined at the beginning of each performance period for fiscal 2026, 2027, and 2028. In accordance with ASC Topic 718, only the grant date fair value for the shares eligible to be earned pursuant to the fiscal 2026 annual goal is reflected in the Summary Compensation Table for fiscal 2026, assuming 100% target achievement. The shares eligible to be earned pursuant to the fiscal 2027 and 2028 annual goals do not have a reportable grant date fair value under ASC Topic 718 and are not included in this table. As noted above in the Compensation Discussion and Analysis, the PSUs have a maximum payout of 150% of the target shares. The grant date fair values of the fiscal 2026 PSUs included for fiscal 2026, assuming maximum achievement of the fiscal 2026 annual goal, are as follows: Mr. Bhusri: $2,298,364; Mr. Eschenbach: $3,447,438; Mr. Rowe: $1,493,990; and Mr. Sauer: $1,034,317.
(3)
For all NEOs, reported amounts reflect payment of bonuses pursuant to the fiscal 2026 cash bonus plan, which was adopted pursuant to the Omnibus Bonus Plan. As described under “Elements of Our Executive Compensation Program — Cash Bonuses,” the cash bonus amounts earned are based on the performance of Workday relative to predetermined financial and non-financial goals for fiscal 2026 and the performance of the individual NEO. Pursuant to the terms of his Executive Separation Agreement, Mr. Eschenbach received a total payout of the fiscal 2026 cash bonus plan based on target achievement.

(4)
Mr. Eschenbach served as our Chief Executive Officer and Mr. Bhusri served as our Executive Chair as of the end of fiscal 2026. On February 6, 2026, Mr. Bhusri was appointed our Chief Executive Officer and Mr. Eschenbach stepped down and his services to Workday terminated.

(5)
This amount includes (i) matching contributions under Workday’s 401(k) plan of $2,025, (ii) aggregate incremental costs paid by Workday for security arrangements provided for Mr. Bhusri that are in addition to security arrangements provided while at work or on business travel and for his family in the amount of $3,156,720, (iii) income tax gross-up in respect of a company gift of $1,215, (iv) a company gift, and (v) personal air travel expenses in the amount of $683,062, which represents the incremental cost to Workday for Mr. Bhusri’s personal use of our corporate aircraft. We determine the incremental cost of the personal use of our corporate aircraft based on the variable operating costs to us, which includes (a) trip-related landing, ramp, and parking fees and expenses; (b) crew travel expenses; (c) supplies and catering; (d) aircraft fuel and oil expenses; and (e) personal security arrangements during personal use of corporate aircraft. Because the corporate aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as the salaries of pilots and crew, purchase or lease costs of our corporate aircraft, and costs of maintenance and upkeep. On occasion, guests of Mr. Bhusri may accompany him on private aircraft during business trips at a de minimis incremental cost to Workday. Additional information is set forth in the above section entitled “Elements of Our Executive Compensation Program — Perquisites and Other Personal Benefits.”

(6)
This amount includes (i) matching contributions under Workday’s 401(k) plan of $11,654, (ii) aggregate incremental costs paid by Workday for security arrangements provided for Mr. Eschenbach that are in addition to security arrangements provided while at work or on business travel in

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COMPENSATION TABLES
the amount of $388,972, (iii) income tax gross-up of $7,033 in respect of guest attendance at a company event and a company gift, (iv) Workday-paid costs for guest attendance at a company event and a company gift, (v) non-security car service, (vi) an executive health physical service in the amount of $10,949, and (vii) personal air travel expenses in the amount of $26,721, which represents the incremental cost to Workday for Mr. Eschenbach’s personal use of a private business jet charter. The incremental cost to Workday from his use of a private business jet charter was based on the variable cost amount billed to us by the private business jet charter company, which does not include a fixed management fee because the private business jet charter is used primarily for business travel. Additional information is set forth in the above section entitled “Elements of Our Executive Compensation Program — Perquisites and Other Personal Benefits.”
(7)
This amount includes (i) matching contributions under Workday’s 401(k) plan of $11,331, (ii) an executive health physical service in the amount of $15,949, (iii) income tax gross-up in respect of a company gift in the amount of $450, and (iv) a company gift.

(8)
This amount includes (i) an executive health physical service in the amount of $10,000, (ii) income tax gross-up in respect of a company gift in the amount of $953, and (iii) a company gift.

(9)
This amount includes (i) matching contributions under Workday’s 401(k) plan of $11,250, (ii) income tax gross-up in respect of a company gift in the amount of $372, and (iii) a company gift.

Grants of Plan-Based Awards in Fiscal 2026
The following table provides information regarding grants of incentive plan-based awards made to each of our NEOs during fiscal 2026 under our fiscal 2026 cash bonus plan and our 2022 Equity Incentive Plan. In accordance with SEC rules, this table presents performance awards as having been granted in the fiscal year in which the performance goals were established, and if an award has multiple performance periods, the portion relating to each performance period is treated as a separate grant.
						Equity Grants
			Estimated Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock and Option Awards(4)
Name	Award Type	Grant Date	Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)
Aneel Bhusri	RSU	4/21/2025	$—	$—	$—	—	—	—	64,408	$13,789,753
	PSU	4/21/2025	—	—	—	3,578	7,157	10,735	—	1,532,314
Carl M. Eschenbach	Cash Bonus	N/A	1,120,833	1,556,712	2,965,536	—	—	—	—	—
	RSU	4/21/2025	—	—	—	—	—	—	96,612	20,684,629
	PSU	4/21/2025	—	—	—	5,367	10,735	16,102	—	2,298,364
Zane Rowe	Cash Bonus	N/A	311,040	432,000	822,960	—	—	—	—	—
	RSU	4/21/2025	—	—	—	—	—	—	41,865	8,963,297
	PSU	4/21/2025	—	—	—	2,326	4,652	6,978	—	995,993
Gerrit Kazmaier	Cash Bonus	N/A	271,746	377,425	718,995	—	—	—	—	—
	RSU	4/05/2025	—	—	—	—	—	—	49,490(5)	10,746,259
	RSU	4/05/2025	—	—	—	—	—	—	74,235	16,119,388
Richard H. Sauer	Cash Bonus	N/A	245,766	341,342	650,257	—	—	—	—	—
	RSU	4/21/2025	—	—	—	—	—	—	28,983	6,205,260
	PSU	4/21/2025	—	—	—	1,610	3,221	4,831	—	689,616

(1)
Represents estimated payouts under our cash bonus plan. For illustrative purposes, the “threshold” payout amount reported in the table above is based on achieving 72% of the total target payout opportunity and a 100% individual performance multiplier, and the “maximum” payout amounts shown reflect a 127% company performance multiplier and a 150% individual performance multiplier.

(2)
Represents the fiscal 2026 PSUs, that were considered, under ASC Topic 718, to have been granted in fiscal 2026 under our 2022 Equity Incentive Plan and do not represent the actual economic value that may ultimately be realized by the NEOs. These columns show the awards that are possible at the threshold, target, and maximum levels of performance for the fiscal 2026 annual performance period for the fiscal 2026 PSUs. If the company does not achieve the threshold goal for the applicable performance period, zero shares will be earned for such performance period. None of the fiscal 2026 PSUs will vest until after the full three-year performance period has concluded for continuing executives. Final achievement of the goals for the fiscal 2026 PSUs will be certified by the Compensation Committee following the completion of the full three-year performance period. See the section titled “Compensation Discussion and Analysis — Elements of Our Fiscal 2026 Executive Compensation Program — Equity-Based Awards — Fiscal 2026 PSUs” for additional discussion. The shares eligible to be earned pursuant to the fiscal 2027 and 2028 annual performance periods of the fiscal 2026 PSUs do not have a reportable grant date fair value under ASC Topic 718 because their performance metrics were not established upon the date of grant and will instead be established at the start of the applicable fiscal year, and, accordingly, are not included in this table.

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COMPENSATION TABLES
(3)
Represents RSUs granted under our 2022 Equity Incentive Plan. Unless otherwise noted, each RSU award vested or will vest as to one-fourth of the underlying shares on approximately the one-year anniversary of grant and then quarterly thereafter, subject to continued service with Workday on the applicable vesting dates.

(4)
The amounts reported are computed in accordance with ASC Topic 718 based on the closing price of our Class A common stock on the date of grant. These amounts do not reflect the actual economic value that may ultimately be realized by the NEOs.

(5)
This award is subject to a vesting term of two years with one-eighth of such award vesting three months from the vesting start date and the balance vesting in equal quarterly installments thereafter.

Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding outstanding and unvested RSU, PSU, and PVU awards held by our NEOs as of January 31, 2026.
		STOCK AWARDS
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested
Aneel Bhusri	4/21/2025	64,408	$11,311,977	—	$—
	4/21/2025	9,182(3)	1,612,635	—	—
	4/24/2024	31,554	5,541,829	—	—
	4/25/2023	48,055	8,439,900	—	—
	4/20/2022	3,994	701,466	—	—
Carl M. Eschenbach(4)	4/21/2025	96,612	16,967,966	—	—
	4/21/2025	13,773(3)	2,418,952	—	—
	4/24/2024	52,589	9,236,206	—	—
	12/28/2022	75,914	13,332,776	—	—
	12/28/2022	77,596(5)	13,628,185	101,216(6)	6,663,792(7)
Zane Rowe	4/21/2025	41,865	7,352,750	—	—
	4/21/2025	5,968(3)	1,048,160	—	—
	4/22/2024	25,243	4,433,428	—	—
	7/5/2023	30,963(7)	5,438,032	—	—
Gerrit Kazmaier	4/5/2025	30,932(8)	5,432,587	—	—
	4/5/2025	74,235	13,037,893	—	—
Richard H. Sauer	4/21/2025	28,983	5,090,284	—	—
	4/21/2025	4,132(3)	725,703	—	—
	4/22/2024	17,880	3,140,264	—	—
	4/20/2023	13,616	2,391,378	—	—
	4/20/2022	2,263	397,451	—	—

(1)
Unless otherwise noted, each RSU award vested or will vest as to one-fourth of the underlying shares on approximately the one-year anniversary of grant and then quarterly thereafter, subject to continued service with Workday on the applicable vesting dates.

(2)
The market value of unvested RSUs, earned and unvested PSUs, and earned and unvested PVUs is calculated by multiplying the number of unvested shares held by the applicable NEO by the closing price of our Class A common stock on January 30, 2026, the last trading day of our fiscal year, which was $175.63.

(3)
This amount represents fiscal 2026 PSU shares eligible to vest based on actual achievement of the fiscal 2026 annual goal, for which the performance period was complete as of the end of fiscal 2026 and certification for such performance period has been completed. No portion of this amount will vest until the full three-year performance period has concluded for continuing NEOs and each NEO’s PSU award is subject to such NEO’s continued employment until such date. The shares associated with the fiscal 2027 and fiscal 2028 performance periods for the fiscal 2026 PSUs are not shown in this table as they are not considered granted in fiscal 2026 under ASC Topic 718.

(4)
Mr. Eschenbach stepped down as our Chief Executive Officer, effective February 6, 2026, at which point, pursuant to the terms of Mr. Eschenbach’s Executive Separation Agreement and our Executive Severance Policy, the vesting of certain of his RSUs and PSUs was accelerated and Tranche 3 of the PVUs granted to Mr. Eschenbach in fiscal 2023 were forfeited. See “Termination or Change in Control — Carl M. Eschenbach Separation Agreement” for further details.

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COMPENSATION TABLES
(5)
Represents the Tranche 1 and Tranche 2 PVUs granted to Mr. Eschenbach in fiscal 2023 that had achieved their respective share price targets and remain subject to service-based vesting on a monthly basis as of January 31, 2026, with full vesting to have occurred by December 5, 2027. Mr. Eschenbach stepped down as our Chief Executive Officer effective February 6, 2026, at which point, pursuant to the terms of Mr. Eschenbach’s Executive Separation Agreement and our Executive Severance Policy, 40,487 of such shares were accelerated and vested after the end of fiscal 2026 and the Tranche 3 PVUs were forfeited. See “Termination or Change in Control — Carl M. Eschenbach Separation Agreement” for further details.

(6)
Represents the Tranche 3 PVUs granted to Mr. Eschenbach in fiscal 2023 that remained subject to the achievement of the Tranche 3 share price target as of the end of fiscal 2026. The performance period for these PVUs began on December 28, 2024. The market value reported for the Tranche 3 PVUs is based on the fair value on January 30, 2026, computed in accordance with ASC Topic 718 using the Monte Carlo simulation model. Pursuant to the terms of Mr. Eschenbach’s Executive Separation Agreement and our Executive Severance Policy, Mr. Eschenbach forfeited these unachieved shares at the end of fiscal 2026. See “Termination or Change in Control — Carl M. Eschenbach Separation Agreement” for further details.

(7)
Represents RSUs granted to Mr. Rowe in connection with his appointment as our Chief Financial Officer that vested or will vest as to one-eighth of the underlying shares three months from the vesting start date and then quarterly thereafter, subject to continued service with Workday on the applicable vesting dates.

(8)
Represents RSUs granted to Mr. Kazmaier in connection with his appointment as our President, Product and Technology that vested or will vest as to one-eighth of the underlying shares on July 5, 2025, and then quarterly thereafter, subject to continued service with Workday on the applicable vesting dates.

Stock Vested in Fiscal 2026
The following table summarizes the value realized by our NEOs on stock vested during fiscal 2026.
	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Aneel Bhusri	82,657	$18,506,093
Carl M. Eschenbach	157,301	36,628,612
Zane Rowe	60,916	13,741,131
Gerrit Kazmaier	18,558	4,231,410
Richard H. Sauer	35,083	7,845,288

(1)
The value realized on vesting is calculated by multiplying the number of underlying shares at vest by the fair market value of our Class A common stock on the date prior to the applicable vesting dates.

401(k) Plan
We maintain a tax-qualified 401(k) retirement plan for all employees who satisfy certain eligibility requirements. Under our 401(k) plan, employees may elect to defer up to 75% of their eligible compensation subject to applicable annual limits set pursuant to the Code. We intend for the 401(k) plan to qualify, depending on the employee’s election, under Code Section 401 so that contributions by employees to the 401(k) plan, and income earned on those contributions, are not taxable to employees until withdrawn from the 401(k) plan, or under Code Section 402A so that contributions by employees to the 401(k) plan are taxable as income, but qualifying withdrawals and income earned on those contributions are not taxable to employees. We provide a company match for all eligible employees and currently match 50% of the first 6% of eligible compensation contributed by the employee.
Pension Benefits and Nonqualified Deferred Compensation
We do not offer any defined benefit pension plans or nonqualified deferred compensation plans.
CEO Pay Ratio Disclosure
In accordance with SEC rules, we are providing the ratio of the total annual compensation of the Chief Executive Officer during the last completed fiscal year, which was Mr. Eschenbach, to the total annual compensation of our median compensated employee (“median employee”). The ratio of Mr. Eschenbach’s total annual compensation to that of our median employee’s total annual compensation for fiscal 2026 is 119:1. We believe this ratio is a reasonable estimate, calculated in a manner consistent with SEC rules, based on our payroll and employment records and the methodology described below. As disclosed in the Summary Compensation Table above, the total annual compensation of Mr. Eschenbach for fiscal 2026 was $26,031,706. The total annual compensation of our median employee for fiscal 2026 was $218,717, calculated in the same manner as the compensation for Mr. Eschenbach in accordance with SEC rules.

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COMPENSATION TABLES
For additional information about the compensation of our Chief Executive Officer, see the “Compensation Discussion and Analysis” section elsewhere in this Proxy Statement.
Since there have been no significant changes to our employee population or employee compensation programs during fiscal 2026 that would affect our pay ratio disclosure, we used the same median employee disclosed in last year’s Proxy Statement, as permitted by SEC rules. In determining that it was still appropriate to utilize our fiscal 2025 median employee for fiscal 2026, we considered that there were no material changes to that employee’s job description or compensation structure during fiscal 2026.
In selecting the median employee, reporting companies are permitted to use reasonable estimates, assumptions, and methodologies based on their own facts and circumstances. As such, the pay ratio reported by other companies may not be comparable to the pay ratios reported above, as other companies may have different employment and compensation practices and may utilize different estimates, assumptions, and methodologies in calculating their own pay ratios.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and our other NEOs (“Non-PEO NEOs”) and our performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning our pay-for-performance philosophy and how we structure our executive compensation to drive and reward performance, refer to the “Executive Compensation — Compensation Discussion and Analysis” section above. The amounts shown for “Compensation Actually Paid” have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our NEOs; these amounts reflect the Summary Compensation Table total with certain adjustments as described in the following table and footnotes.
Year	Summary Compensation Table Total for PEO (Eschenbach) ($)(1)	Compensation Actually Paid to PEO (Eschenbach) ($)(4)(5)	Summary Compensation Table Total for PEO (Bhusri) ($)(2)	Compensation Actually Paid to PEO (Bhusri) ($)(4)	Summary Compensation Table Total for PEO (Fernandez) ($)(2)	Compensation Actually Paid to PEO (Fernandez) ($)(4)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)(6)	Value of Initial Fixed $100 Investment Based On:(7)		Net Income ($ millions)(8)	Adjusted Subscription Revenues ($ billions)(9)
									Total Stockholder Return ($)	Peer Group Total Stockholder Return
(a)	(b)(1)	(c)(1)	(b)(2)	(c)(2)	(b)(3)	(c)(3)	(d)	(e)	(f)	(g)	(h)	(i)
Fiscal 2026	26,031,706	(17,705,405)	—	—	—	—	16,648,065	8,729,859	77	125	693	8.78
Fiscal 2025	26,173,192	11,431,418	—	—	—	—	22,383,515	15,806,061	142	194	526	7.70
Fiscal 2024	2,521,664	83,532,656	47,334,656(10)	55,478,130	—	—	17,598,668	26,543,948	158	179	1,381	6.61
Fiscal 2023	102,685,309	109,947,072	17,297,412	9,397,020	19,986,871	3,030,084	10,404,679	3,826,484	98	119	(367)	5.58
Fiscal 2022	—	—	18,431,406	19,634,025	22,015,513	27,405,062	9,768,972	11,928,801	137	146	29	4.55

(1)
Carl Eschenbach served as our Co-Chief Executive Officer from December 20, 2022, through January 2024, and subsequently served as our sole Chief Executive Officer through the end of our fiscal 2026 and until February 6, 2026.

(2)
Aneel Bhusri served as our Co-Chief Executive Officer from August 2020 through January 2024, and subsequently served as our Executive Chair until February 6, 2026. Chano Fernandez served as our Co-Chief Executive Officer from August 2020 through December 20, 2022.

(3)
The individuals comprising the Non-PEO NEOs for each year are listed below:

Fiscal 2026	Fiscal 2025	Fiscal 2024	Fiscal 2023	Fiscal 2022
Aneel Bhusri	Aneel Bhusri	James J. Bozzini	James J. Bozzini	James J. Bozzini
Gerrit Kazmaier	Sayan Chakraborty	Sayan Chakraborty	Barbara A. Larson	Douglas A. Robinson
Zane Rowe	Robert Enslin	Barbara A. Larson	Douglas A. Robinson	Richard H. Sauer
Richard H. Sauer	Douglas A. Robinson	Douglas A. Robinson	Richard H. Sauer	Robynne D. Sisco
	Zane Rowe	Zane Rowe

(4)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as required by Item 402(v) of Regulation S-K, as set forth in the tables below. The fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns has been estimated pursuant to the guidance in ASC Topic 718. The fair values of RSU and PVU awards that are subject to solely service-based vesting criteria are calculated using the closing price of our Class A common stock on applicable year-end dates, or, in the case of vesting dates, the closing price on the date prior to the applicable vesting dates.

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COMPENSATION TABLES
(5)
Compensation Actually Paid to Mr. Eschenbach for fiscal 2026 reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

Fiscal 2026
Total Reported in Summary Compensation Table (SCT)($)	26,031,706
Less, value of Stock Awards reported in SCT	22,982,993
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	18,853,354
Plus, Change in Fair Value of Prior Year Awards that are Unvested and Outstanding(i)	(35,013,784)
Plus, FMV of Awards Granted this Year and that Vested this Year	—
Plus, Change in Fair Value (from prior year-end) of Prior Year Awards that Vested this year(ii)	(4,593,688)
Less Prior Year Fair Value of Prior Year Awards that Failed to vest this year	—
Total Adjustments	(20,754,118)
Compensation Actually Paid	(17,705,405)

(i)
Reflects Mr. Eschenbach’s unvested time-based RSUs, unearned portions of the PVU award that remained eligible for achievement as of January 31, 2026 and earned portion of the PVU award that remained subject to on-going time based vesting as of January 31, 2026. The change in fair value for the unearned portion of the PVU award is computed in accordance with ASC Topic 718 using the Monte Carlo simulation model, including updated input variables for such model, as of January 31, 2026. The amount does not reflect the actual economic value that may ultimately be realized by Mr. Eschenbach.

(ii)
Reflects Mr. Eschenbach’s time-based RSUs that vested during fiscal 2026 and earned portions of the PVU award that also became time-vested during fiscal 2026. The amount does not reflect the actual economic value that may ultimately be realized by Mr. Eschenbach.

(6)
The average Compensation Actually Paid to the Non-PEO NEOs reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

Fiscal 2026
Total Reported in Summary Compensation Table (SCT)($)	16,648,065
Less, value of Stock Awards reported in SCT	14,760,470
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	11,216,303
Plus, Change in Fair Value of Prior Year Awards that are Unvested and Outstanding	(3,750,371)
Plus, FMV of Awards Granted this Year and that Vested this Year	1,057,852
Plus, Change in Fair Value (from prior year-end) of Prior Year Awards that Vested this year	(1,681,520)
Less Prior Year Fair Value of Prior Year Awards that Failed to vest this year	—
Total Adjustments	6,842,264
Compensation Actually Paid	8,729,859

(7)
The Peer Group Total Stockholder Return set forth in this table utilizes the S&P 1500 Application Software Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2026. The comparison assumes $100 was invested for the period starting January 31, 2021, through the end of the listed year in Workday Class A common stock and in the S&P 1500 Application Software Index, respectively, and assumes the reinvestment of any dividends. Historical stock performance is not necessarily indicative of future stock performance.

(8)
The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable fiscal year.

(9)
We determined adjusted subscription revenues to be the most important financial performance measure (that is not otherwise required to be disclosed in the table) used to link company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in fiscal 2026. Subscription revenues primarily consist of fees that give our customers access to our cloud applications, which include related customer support. Subscription revenues are recognized over time as services are delivered, beginning on the date our service is made available to the customer. Adjusted subscription revenues are subscription revenues adjusted for the impact of acquisitions over $1 billion.

(10)
The fiscal 2024 amount reported for Mr. Bhusri in this column includes the grant date fair value of a fiscal 2024 RSU award granted to Mr. Bhusri ($28,122,190), as well as the incremental fair value related to the modification of Mr. Bhusri’s fiscal 2023 and 2022 equity awards required to be reported under Topic 718 in connection with Mr. Bhusri’s transition from Co-Chief Executive Officer to Executive Chair during fiscal 2024. These amounts are non-cash charges reportable for the accounting modification and are not additional amounts received by Mr. Bhusri.

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COMPENSATION TABLES
Analysis of the Information Presented in the Pay versus Performance Table
In accordance with Item 402(v) of Regulation S-K, we are providing the following depictions of the relationships between information presented in the Pay versus Performance table.
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Stockholder Return (“TSR”) and Peer Group TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, our cumulative TSR, and the cumulative TSR of the S&P 1500 Application Software Index over the five most recently completed fiscal years.
Compensation Actually Paid versus Total Stockholder Return
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the five most recently completed fiscal years.
Compensation Actually Paid versus Net Income

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COMPENSATION TABLES
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted Subscription Revenues
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our adjusted subscription revenues during the five most recently completed fiscal years.
Compensation Actually Paid versus Adjusted Subscription Revenue
Tabular List of Most Important Financial and Non-Financial Performance Measures
The following table is an unranked list of the financial and non-financial performance measures that we consider having been the most important in linking Compensation Actually Paid to our PEO and non-PEO NEOs for fiscal 2026 to company performance, as further described in “Executive Compensation — Compensation Discussion and Analysis”. Time-vesting equity compensation makes up a material portion of the total compensation for our executives, thus, the price of our Class A common stock directly ties to Compensation Actually Paid.
Adjusted Subscription Revenues Non-GAAP Operating Margin Annual Customer Satisfaction Score Workday Class A Common Stock Price

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EMPLOYMENT ARRANGEMENTS AND
CERTAIN TRANSACTIONS
Employment Arrangements
Each of our NEOs is employed “at will.” Our offer letters with our NEOs provide for one or more of the following: annual base salary, an annual bonus opportunity, initial grants of equity awards, and participation in our company-wide employee benefit plans.
Termination or Change in Control
Our Executive Severance Policy is applicable to our NEOs and certain other participants. Under the Executive Severance Policy, a participant is eligible to receive cash payments and accelerated vesting of certain equity awards in the event of a qualifying termination of the participant’s employment (i) without cause, outside of a change in control of Workday (referred to as a “Non-CIC Qualifying Termination” in the Executive Severance Policy), or (ii) without cause or for good reason, in connection with a change in control of Workday (referred to as a “CIC Qualifying Termination” in the Executive Severance Policy).
	Chief Executive Officer	All Other Eligible Executive Officers
Non-CIC Qualifying Termination	• The payments and acceleration benefits under “All Other Eligible Executive Officers” • An additional lump sum cash payment equal to one times the target annual bonus
•
A lump sum cash payment equal to annual base salary

•
A lump sum cash payment equal to the target annual bonus, subject to certain pro rata adjustments

•
Acceleration of time-based outstanding equity awards that would have vested within 12 months following the Non-CIC Qualifying Termination, other than equity awards (except for new hire awards) granted within the 12 months prior to the Non-CIC Qualifying Termination(1)

•
A lump sum cash payment equal to 12 months of COBRA premiums

CIC Qualifying Termination(1)
•
A lump sum cash payment equal to two times annual base salary

•
A lump sum cash payment equal to two times the target annual bonus

•
Acceleration of all outstanding time-based outstanding equity awards

•
A lump sum cash payment equal to 24 months of COBRA premiums

•
A lump sum cash payment equal to annual base salary

•
A lump sum cash payment equal to the target annual bonus

•
Acceleration of all outstanding time-based outstanding equity awards

•
A lump sum cash payment equal to 12 months of COBRA premiums

(1)
Effective April 20, 2026, the Compensation Committee approved an amendment to the Executive Severance Policy to revise the carveout for any equity awards granted within the 12 months prior to the Non-CIC Qualifying Termination to any equity awards granted within the three months prior to the Non-CIC Qualifying Termination from the Non-CIC Qualifying Termination acceleration benefit.

Performance Restricted Stock Units
The terms of the fiscal 2026 PSUs granted to our NEOs provide that in the event of a:
•
Non-CIC Qualifying Termination, such number of shares that are eligible to vest for any performance period that was completed prior to the date of the Non-CIC Qualifying Termination will accelerate based on actual attainment for such performance period(s). The shares eligible to be earned for any in-cycle performance period or future performance period will be forfeited.

•
CIC Qualifying Termination, such number of shares that are eligible to vest for any performance period that was completed prior to the date of the CIC Qualifying Termination will accelerate based on actual attainment for such performance period(s). Additionally, such number of shares that are eligible to be earned for any in-cycle performance period will be accelerated based on target performance.

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EMPLOYMENT ARRANGEMENTS AND CERTAIN TRANSACTIONS
Carl M. Eschenbach Separation Agreement
Prior to Mr. Eschenbach’s termination of service after the end of fiscal 2026, he was eligible to receive the termination benefits under the Executive Severance Policy and the terms of his price-based performance RSU award. In connection with Mr. Eschenbach’s termination of service in early fiscal 2027, the company entered into a separation agreement with Mr. Eschenbach on February 6, 2026 (the “Separation Agreement”). Pursuant to the Separation Agreement, and consistent with the terms of the Executive Severance Policy, Mr. Eschenbach received: (i) an aggregate lump sum cash payment of $3,601,355 consisting of cash severance benefits and an estimate of the aggregate premiums for continuation of “COBRA” coverage; and (ii) accelerated vesting of (x) an aggregate of 139,773 shares which include outstanding time-based RSUs and previously achieved price-based RSUs that remain subject to time-based vesting that would have vested in the 12 months following the Effective Date and (y) the first annual installment of the performance-based RSU granted to Mr. Eschenbach in April 2025, based on actual achievement. In addition, as approved by the Board, Mr. Eschenbach received accelerated vesting of 24,153 shares which represent the first annual vest under the RSU award granted to Mr. Eschenbach in April 2025.
Potential Payments Upon Termination or Change in Control
The following table sets forth quantitative estimates of the benefits that would have accrued to our NEOs in the event of a Non-CIC Qualifying Termination or a CIC Qualifying Termination, assuming their employment had terminated as of January 31, 2026, the last day of fiscal 2026.
Pursuant to company policy, if our NEOs are terminated due to death or permanent disability, all outstanding time-based equity awards will vest upon termination. The quantitative estimates payable to our NEOs upon termination due to death or permanent disability are equal to the amounts disclosed in the “Intrinsic Value of Accelerated Equity Awards” column for CIC Qualifying Termination in the table below.
Name	Cash Severance	Cash Target Bonus	Benefit Continuation	Intrinsic Value of Accelerated Equity Awards	Total
				RSU, PSU, and PVU Awards(1)
Aneel Bhusri
Non-CIC Qualifying Termination	65,000		17,193	11,529,056	11,611,249
CIC Qualifying Termination	65,000	—	17,193	27,607,807	27,690,000
Carl M. Eschenbach
Non-CIC Qualifying Termination(2)	2,625,000	959,751	48,630	26,967,911	30,601,291
CIC Qualifying Termination(3)	2,100,000	3,150,000	97,259	55,584,360	60,931,619
Zane Rowe
Non-CIC Qualifying Termination	720,000	259,200	48,630	6,643,907	7,671,737
CIC Qualifying Termination	720,000	432,000	48,630	18,272,370	19,472,999
Gerrit Kazmaier
Non-CIC Qualifying Termination	700,000	286,343	48,630	5,703,936	6,738,908
CIC Qualifying Termination	700,000	420,000	48,630	18,470,480	19,639,110
Richard H. Sauer
Non-CIC Qualifying Termination	575,000	209,950	48,630	4,431,672	5,265,251
CIC Qualifying Termination	575,000	345,000	48,630	11,745,081	12,713,710

(1)
The estimated benefit amount of unvested RSUs and earned and unvested PSUs was calculated by multiplying the applicable number of unvested RSUs and earned and unvested PSUs, assuming the completion of the fiscal 2026 annual performance period of the fiscal 2026 PSUs, held by the applicable NEO by the closing price of our Class A common stock on January 30, 2026, the last trading day of our fiscal year, which was $175.63.

(2)
Reflects benefits Mr. Eschenbach was eligible to receive under the Executive Severance Policy as of January 31, 2026, prior to Mr. Eschenbach stepping down as Chief Executive Officer. The value of accelerated vesting for Mr. Eschenbach includes (i) outstanding time-based RSUs vesting in the next 12 months, excluding equity awards granted within last 12 months, (ii) outstanding earned PSUs, assuming the completion of the fiscal 2026 annual performance period of the fiscal 2026 PSUs, and (iii) outstanding Tranche 1 and Tranche 2 PVUs vesting in the next 12 months that remained subject to the service vesting requirement as of January 31, 2026, and is calculated based on the closing price of our Class A common stock on January 30, 2026, the last trading day of our fiscal year, which was $175.63.

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EMPLOYMENT ARRANGEMENTS AND CERTAIN TRANSACTIONS
(3)
The value of accelerated vesting for Mr. Eschenbach includes (i) outstanding time-based RSUs as of January 31, 2026, excluding equity awards granted within last 12 months, (ii) outstanding earned PSUs, assuming the completion of the fiscal 2026 annual performance period of the fiscal 2026 PSUs, and (iii) the outstanding Tranche 1 and Tranche 2 PVUs that remained subject to the service vesting requirement. The Price Hurdle for Tranche 3 ($272.72) would not be achieved when using $175.63, the closing price of our Class A common stock on January 30, 2026, as the assumed change in control per share value. The estimated benefit amount of the PVUs was calculated by multiplying the number of outstanding unvested PVUs in Tranche 1 and Tranche 2 by the closing price of our Class A common stock on January 30, 2026, the last trading day of our fiscal year, which was $175.63.

Indemnification Arrangements
We have entered into an indemnification agreement with each of our directors, executive officers, and certain key employees. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.
We believe that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons such as directors, officers, and key employees. We also maintain directors’ and officers’ liability insurance.

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EQUITY COMPENSATION PLAN INFORMATION
Securities Authorized for Issuance Under Equity Compensation Plans
The following table includes information as of January 31, 2026, for (i) our active plans, which include the 2022 Equity Incentive Plan and our Amended and Restated 2012 Employee Stock Purchase Plan, (ii) our prior 2012 Equity Incentive Plan, and (iii) the 2013 Adaptive Insights Equity Incentive Plan, which was assumed by Workday:
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	14,428,462(2)	$30.48	14,795,056(3)
Equity compensation plans not approved by security holders	—	—	—

(1)
The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.

(2)
Included in this amount are 287,528 RSUs that were previously issued under the 2012 Equity Incentive Plan, and 45,208 options that were previously issued under the 2013 Adaptive Insights Equity Incentive Plan and subsequently assumed by Workday.

(3)
Included in this amount are 1,508,475 shares available for future issuance under the Amended and Restated 2012 Employee Stock Purchase Plan.

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SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 17, 2026, certain information regarding beneficial ownership of our common stock by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Class A common stock or Class B common stock, (b) each current director and nominee for director, (c) the NEOs (as defined in “Executive Compensation” above), and (d) all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Class A common stock or Class B common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 203,712,072 shares of Class A common stock and 45,973,479 shares of Class B common stock outstanding on April 17, 2026. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to RSUs that will become vested and settleable, within 60 days of April 17, 2026. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, California 94588.
	Shares Beneficially Owned				% of Total Voting Power(1)
	Class A		Class B
Name of Beneficial Owner	Shares	%	Shares	%
Named Executive Officers and Directors
Aneel Bhusri(2)	447,471	*	45,660,277	99%	69%
Carl M. Eschenbach(3)	332,217	*	—	—	*
Gerrit Kazmaier(4)	9,912	*	—	—	*
Zane Rowe(5)	70,040	*	—	—	*
Richard H. Sauer(6)	29,822	*			*
Thomas F. Bogan(7)	48,754	*	—	—	*
Elizabeth Centoni(8)	2,409	*	—	—	*
Lynne M. Doughtie(9)	11,675	*	—	—	*
Wayne A.I. Frederick, M.D.(10)	7,853	*	—	—	*
Mark J. Hawkins(11)	8,534	*	—	—	*
Michael M. McNamara(12)	25,078	*	—	—	*
Rhonda J. Morris(13)	2,227	*	—	—	*
Michael L. Speiser(14)	4,409	*	—	—	*
George J. Still, Jr.(15)	113,277	*	—	—	*
Jerry Yang(16)	97,724	*	—	—	*

Current Executive Officers and Directors as a Group (16 persons)(17)	890,840	*	45,660,277	99%	69%

5% Stockholders
David A. Duffield(18)	2,451,049	1%	45,660,277	99%	69%
BlackRock, Inc. and affiliates(19)	17,540,102	9%	—	—	3%
The Vanguard Group, Inc. and affiliates(20)	25,009,288	12%	—	—	4%

*
Less than 1%

(1)
Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B common stock are entitled to 10 votes per share, and holders of our Class A common stock are entitled to one vote per share.

(2)
Includes (i) 447,471 shares of Class A common stock held directly by Mr. Bhusri, (ii) 8,126,443 shares of Class B common stock held directly by Mr. Bhusri, (iii) 5,000 shares of Class B common stock held by Mr. Bhusri’s minor child, of which Mr. Bhusri has sole voting and dispositive power, and (iv) 37,528,834 shares of Class B common stock held by The David A. Duffield Trust dated July 14, 1988 (the “Duffield Trust”) which are subject to a voting agreement entered into by Messrs. Duffield and Bhusri (the “Voting Agreement”). The shares of Class B common stock held by Mr. Bhusri and his minor child are subject to the Voting Agreement.

(3)
Includes 332,217 shares of Class A Common Stock held by the Eschenbach Family Trust dtd 4/15/2014, of which Mr. Eschenbach and his spouse each have sole voting and dispositive powers.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(4)
Includes (i) 3,118 shares of Class A common stock held directly by Mr. Kazmaier and (ii) 6,794 RSUs held directly by Mr. Kazmaier that vest within 60 days of April 17, 2026, and will be settled in shares of Class A common stock.

(5)
Includes (i) 64,378 shares of Class A common stock held directly by Mr. Rowe and (ii) 5,662 RSUs held directly by Mr. Rowe that vest within 60 days of April 17, 2026, and will be settled in shares of Class A common stock.

(6)
Includes 29,822 shares of Class A common stock held directly by Mr. Sauer.

(7)
Includes (i) 47,273 shares of Class A common stock held directly by Mr. Bogan and (ii) 1,481 RSUs held directly by Mr. Bogan that vest within 60 days of April 17, 2026, and will be settled in shares of Class A common stock.

(8)
Includes (i) 895 shares of Class A common stock held directly by Ms. Centoni and (ii) 1,514 RSUs held directly by Ms. Centoni that vest within 60 days of April 17, 2026, and will be settled in shares of Class A common stock.

(9)
Includes (i) 10,194 shares of Class A common stock held directly by Ms. Doughtie and (ii) 1,481 RSUs held directly by Ms. Doughtie that vest within 60 days of April 17, 2026, and will be settled in shares of Class A common stock.

(10)
Includes (i) 6,517 shares of Class A common stock held directly by Dr. Frederick and (ii) 1,336 RSUs held directly by Dr. Frederick that vest within 60 days of April 17, 2026, and will be settled in shares of Class A common stock.

(11)
Includes (i) 6,463 shares of Class A common stock held directly by Mr. Hawkins and (ii) 2,071 RSUs held directly by Mr. Hawkins that vest within 60 days of April 17, 2026, and will be settled in shares of Class A common stock.

(12)
Includes (i) 22,500 shares of Class A common stock held directly by Mr. McNamara, (ii) 1,578 RSUs held directly by Mr. McNamara that vest within 60 days of April 17, 2026, and will be settled in shares of Class A common stock, and (iii) 1,000 shares of Class A Common Stock held by the McNamara Family Trust U/A DTD 10/11/2001, of which Mr. McNamara and his spouse have joint voting and dispositive powers.

(13)
Includes (i) 713 shares of Class A common stock held directly by Ms. Morris and (ii) 1,514 RSUs held directly by Ms. Morris that vest within 60 days of April 17, 2026, and will be settled in shares of Class A common stock.

(14)
Includes (i) 3,073 shares of Class A common stock held directly by Mr. Speiser and (ii) 1,336 RSUs held directly by Mr. Speiser that vest within 60 days of April 17, 2026, and will be settled in shares of Class A common stock.

(15)
Includes (i) 44,247 shares of Class A common stock held directly by Mr. Still, (ii) 1,530 RSUs held directly by Mr. Still that vest within 60 days of April 17, 2026, and will be settled in shares of Class A common stock, and (iii) 67,500 shares of Class A common stock held by the Still Family Trust, of which Mr. Still and his spouse each have sole voting and dispositive powers.

(16)
Includes (i) 93,694 shares of Class A common stock held directly by Mr. Yang, (ii) 1,530 RSUs held directly by Mr. Yang that vest within 60 days of April 17, 2026, and will be settled in shares of Class A common stock, and (iii) 2,500 shares of Class A common stock held by the JY Trust, of which Mr. Yang has sole voting and dispositive power.

(17)
Includes (i) 5,993 shares of Class A common stock held directly by executive officers who are not named in the table, (ii) 5,662 RSUs held directly by executive officers who are not named in the table that vest within 60 days of April 17, 2026, and will be settled in shares of Class A common stock, and (iii) the shares of Class A common stock described in footnote 2 and footnotes 4 through 16 above.

(18)
Includes (i) 105,049 shares of Class A common stock held directly by Mr. Duffield through the Duffield Trust, for which Mr. Duffield exercises sole voting and dispositive power, (ii) 2,346,000 shares of Class A common stock held by the Dave and Cheryl Duffield Foundation, of which Mr. Duffield and his spouse have joint voting and dispositive power, (iii) 37,528,834 shares of Class B common stock held by the Duffield Trust, of which Mr. Duffield has sole voting and dispositive power and are subject to the Voting Agreement, and (iv) 8,131,443 shares of Class B common stock held by Mr. Bhusri and his minor child which are subject to the Voting Agreement.

(19)
Based on information contained in Amendment 4 to a Schedule 13G filed by Blackrock, Inc. (“BlackRock”) on February 5, 2025, on its own behalf and on behalf of certain of its subsidiaries specified on Exhibit A to the Schedule 13G, Blackrock has sole voting power over 15,869,967 shares of Class A common stock and sole dispositive power over 17,540,102 shares of Class A common stock. BlackRock is located at 50 Hudson Yards, New York, NY 10001.

(20)
Based on information contained in Amendment 12 to a Schedule 13G filed by The Vanguard Group (“Vanguard”) on January 30, 2026, on its own behalf and on behalf of certain of its subsidiaries specified on Exhibit A to the Schedule 13G/A, Vanguard has shared voting power over 2,166,208 shares of Class A common stock and shared dispositive power over 25,009,288 shares of Class A common stock. According to Amendment 13 to a Schedule 13G subsequently filed by Vanguard on March 27, 2026, Vanguard reported that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over any shares of Class A common stock beneficially owned by various Vanguard subsidiaries and/or business divisions. Vanguard also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with Vanguard, will report beneficial ownership separately (on a disaggregated basis). Vanguard is located at 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

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DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of initial ownership and changes of ownership of our securities with the SEC. Based on information submitted to us by these reporting persons and our review of copies of such reports received by us, we believe that all required Section 16(a) filings for fiscal 2026 were timely filed.

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QUESTIONS AND ANSWERS
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. The term “proxy materials” includes this Proxy Statement and our Annual Report on Form 10-K for fiscal 2026.
How does the Board of Directors recommend I vote on these proposals?
Proposal 1

The election to our Board of Directors of the following four nominees to serve as Class II directors until the 2029 Annual Meeting of Stockholders: Wayne A.I. Frederick, M.D., Mark J. Hawkins, Rhonda J. Morris, and George J. Still, Jr.

Proposal 2
A proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027
Proposal 3
A proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement
Proposal 4
A proposal to approve the amendment and restatement of our 2022 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance
Proposal 5
A proposal to approve the amendment and restatement of our 2012 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance
Proposal 6
A stockholder proposal regarding disclosure of employee retention rates by demographic category
Proposal 7
A stockholder proposal regarding disclosure of voting results based on share class
Why are you holding a virtual meeting and how can stockholders attend?
We believe hosting our Annual Meeting virtually helps to reduce costs, expand access, and enable improved communication. Stockholders are able to attend our Annual Meeting, vote, and ask questions online from around the world. To participate in our virtual Annual Meeting, visit www.virtualshareholdermeeting.com/WDAY2026 and input the 16-digit control number included in the Internet Notice, your proxy card, or the voting instruction form sent by your broker.

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QUESTIONS AND ANSWERS
Who is entitled to vote?
Holders of our common stock as of the close of business on April 17, 2026, which our Board of Directors established as the Record Date, may vote at the Annual Meeting. As of the Record Date, there were 203,712,072 shares of Class A common stock outstanding and 45,973,479 shares of Class B common stock outstanding. In deciding all matters at the Annual Meeting, each holder of Workday Class A common stock is entitled to one vote for each share held as of the close of business on the Record Date, and each holder of Workday Class B common stock is entitled to 10 votes for each share held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors
How do I vote?
There are four ways for stockholders of record to vote, depending on whether you received only the Internet Notice or a printed copy of the proxy materials. In all cases, a 16-digit control number is required to vote. The control number will be included in the Internet Notice, on your proxy card, or on the voting instruction form received from your broker, bank, or other nominee.
•
Online Prior to the Annual Meeting. Please visit www.proxyvote.com, available 24 hours a day, seven days a week, until 11:59 p.m. EDT on June 15, 2026, and enter your control number to submit your proxy.

•
Online During the Annual Meeting. To vote on June 16, 2026 at the Annual Meeting, please visit www.virtualshareholdermeeting.com/WDAY2026 and enter your control number to submit your proxy. The live audio webcast will begin promptly at 9:00 a.m. PDT. Online access will open approximately 15 minutes prior to the start of the meeting to allow time for you to log in and test your system. If you experience technical difficulties, please call the help number listed on the virtual stockholder meeting website for assistance.

•
Phone. If you received a copy of the proxy materials, you may vote by calling 1-800-690-6903 toll-free, available 24 hours a day, seven days a week, until 11:59 p.m. EDT on June 15, 2026, and entering your control number to submit your proxy.

•
Mail. If you received a proxy card or voting instruction form, you may submit your proxy by completing and mailing it to the specified address. Your proxy card or voting instruction form must be received prior to the Annual Meeting.

Even if you plan on attending the virtual Annual Meeting, we encourage you to vote your shares in advance to ensure that your vote will be represented at the meeting.
Can I change my vote?
You can revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting, in which case only your latest, validly-executed proxy that you submit will be counted. To change your vote or revoke your proxy, you must do one of the following:
•
enter a new vote online or by telephone pursuant to the above instructions;

•
return a later-dated proxy card or voting instruction form so that it is received prior to the Annual Meeting;

•
notify the Corporate Secretary of Workday, in writing, c/o Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, California, 94588, Attn: Corporate Secretary; or

•
vote online during the virtual Annual Meeting pursuant to the above instructions.

Who is Workday’s transfer agent?
Workday’s transfer agent is Equiniti Trust Company, LLC (“EQ”). You may email EQ at helpAST@equiniti.com or you may call EQ at 718-921-8124 Monday through Friday between 5:00 a.m. to 5:00 p.m. PDT. Materials may be mailed to Equiniti at:
Workday Shareholder Services
c/o Equiniti Trust Company, LLC
55 Challenger Road, Floor 2
Ridgefield Park, NJ 07660

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QUESTIONS AND ANSWERS
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. The persons named in the proxy have been designated as proxies by our Board. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares at the adjourned meeting date as well, unless you have properly revoked your proxy instructions, as described above.
What is a quorum?
The presence of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the meeting will constitute a quorum at the meeting. Your shares will be counted as present at the meeting if you attend and vote online during the virtual Annual Meeting or if you have properly submitted a proxy. Except as otherwise expressly provided by our Certificate of Incorporation or by law, the holders of shares of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to a vote. Each holder of Class A common stock will have the right to one vote per share of Class A common stock and each holder of Class B common stock will have the right to 10 votes per share of Class B common stock. A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted, referred to as an abstention, with respect to a particular matter. In addition, a broker may not be permitted to vote stock (broker non-vote) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy that are not being voted on a particular matter because of broker non-votes will count for purposes of determining the presence of a quorum. Abstentions are voted neither “for” nor “against” a matter but are also counted in the determination of a quorum.
How many votes are needed for approval of each matter?
•
Proposal No. 1: The election of each nominee to the Board of Directors requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against a nominee.

•
Proposal No. 2: The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

•
Proposal No. 3: The advisory vote regarding approval of our named executive officers’ compensation requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

•
Proposal No. 4: The approval of the amendment and restatement of our 2022 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

•
Proposal No. 5: The approval of the amendment and restatement of our 2012 Employee Stock Purchase Program to increase the number of shares of common stock reserved for issuance requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

•
Proposal No. 6: The approval of the stockholder proposal regarding disclosure of employee retention rates by demographic category requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

•
Proposal No. 7: The approval of the stockholder proposal regarding disclosure of voting results based on share class requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

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QUESTIONS AND ANSWERS
Because Proposal No. 3 is an advisory vote, the results will not be binding on Workday’s Board or Workday. The Compensation Committee and the Board will consider the outcome of the proposal when establishing or modifying the compensation of our named executive officers.
How are proxies solicited for the Annual Meeting?
The Board of Directors is soliciting proxies for use at the Annual Meeting. We have engaged D.F. King & Co., Inc., a proxy solicitation firm, for assistance in connection with the Annual Meeting at a cost of approximately $12,500, plus reasonable out-of-pocket expenses. All expenses associated with this solicitation will be borne by Workday. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to you if a broker or other nominee holds your shares.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokers and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter — the proposal to ratify the appointment of Ernst & Young LLP. Your broker will not have discretion to vote on Proposals No. 1, 3, 4, 5, 6, or 7 absent direction from you, as they are considered “non-routine” matters.
Why did I receive a notice regarding the availability of proxy materials electronically instead of a full set of proxy materials?
In accordance with SEC rules, we have elected to furnish our proxy materials, including this Proxy Statement and our fiscal 2026 Annual Report to Stockholders, primarily online. Beginning on or about May 5, 2026, the Internet Notice is being mailed to our stockholders, which contains notice of the Annual Meeting and instructions on how to access our proxy materials online, how to vote online, and how to request a paper or email copy of the proxy materials. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by email by following the instructions contained in the Internet Notice. We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce both the impact on the environment and the administrative costs of our annual meetings.
What does it mean if multiple members of my household are stockholders, but we only received one Internet Notice or full set of proxy materials in the mail?
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for notices and proxy materials with respect to two or more stockholders sharing the same address by delivering a single notice or set of proxy materials addressed to those stockholders, unless an affected stockholder has provided contrary instructions. This practice, known as “householding,” helps to reduce our printing and postage costs, reduces the amount of mail you receive, and helps to preserve the environment.
Once you have elected householding of your communications, householding will continue until you are notified otherwise or until you revoke your consent, which may be done at any time by contacting your bank or broker, or, if you are a registered holder, by contacting EQ by calling 718-921-8124 or writing to Workday Shareholder Services, c/o Equiniti Trust Company, LLC, 55 Challenger Road, Floor 2, Ridgefield Park, NJ 07660. Additionally, upon request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy was delivered. To receive a separate copy of the proxy materials, you may reach our Investor Relations department by writing to Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, CA 94588, via email at IR@workday.com, or by calling 925-379-6000.
Any stockholders who share the same address and currently receive multiple copies of the Internet Notice or proxy materials who wish to receive only one copy in the future can contact Workday’s Investor Relations department, their bank, broker, or, if a registered holder, EQ, to request information about householding.

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ADDITIONAL INFORMATION
Stockholder Proposals for 2027 Annual Meeting
Any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2027 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than January 5, 2027. Such proposals must be delivered to the Corporate Secretary of Workday at the address listed on the front page.
Proposals of stockholders that are not eligible for inclusion in the Proxy Statement and proxy for our 2027 Annual Meeting of Stockholders, or that concern one or more nominations for directors at the meeting, must comply with the procedures, including minimum notice provisions and Rule 14a-19, contained in our Bylaws. Notice must be received by the Corporate Secretary of Workday at the address listed on the front page, no earlier than March 3, 2027, and no later than April 2, 2027.
However, if the date of our 2027 Annual Meeting of Stockholders is advanced by more than 30 days prior to, or delayed by more than 60 days after, the one-year anniversary of the date of the previous year’s annual meeting, then for notice to the stockholder to be timely, it must be so received by the Corporate Secretary at the address listed on the front page not earlier than the close of business on the 105th day prior to such annual meeting and not later than the close of business on the later of (1) the 75th day prior to such annual meeting, or (2) the 10th day following the day on which public announcement of the date of such annual meeting is first made.
A copy of the pertinent provisions of the Bylaws is available upon request to the Corporate Secretary of Workday at the address listed on the front page.
Solicitation of Proxies
We will bear the expense of preparing, printing, and distributing proxy materials to our stockholders. In addition to solicitations by mail, there may be incidental personal solicitation at nominal cost by directors, officers, employees, or our agents. We will also reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our common stock for which they are record holders.
Fiscal 2026 Annual Report
A copy of our Fiscal 2026 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended January 31, 2026, and our 2026 Proxy Statement, each as filed with the SEC, is available, without charge, by mailing a request to Investor Relations, Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, California 94588. The Annual Report on Form 10-K and Proxy Statement are also available at the web address shown on the Notice of Annual Meeting of Stockholders and under the “Investor Relations” section on our website at: www.workday.com/sec-filings. We encourage stockholders to take advantage of the availability of these materials online to help reduce both the impact on the environment and the administrative costs of our annual meetings.
OTHER MATTERS
We know of no other matters that are likely to be brought before the meeting. If, however, other matters that are not now known or determined come before the meeting, the persons named in the enclosed proxy or their substitutes will vote such proxy in accordance with their discretion.

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APPENDIX A
WORKDAY, INC.
2022 EQUITY INCENTIVE PLAN
1.
PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Workday, and any Parents, Affiliates and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in Workday’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 29.

2.
SHARES SUBJECT TO THE PLAN.

2.1
Number of Shares Available. Subject to Sections 2.4 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is Fifty Million (50,000,000) Shares plus (i) shares that are subject to stock options or other awards granted under Workday’s 2012 Equity Incentive Plan, as amended and Workday’s 2005 Stock Plan, as amended (collectively, the “Prior Plans”) that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Effective Date, (ii) shares issued under the Prior Plans before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited, (iii) shares issued under the Prior Plans that are repurchased by Workday at the original issue price or otherwise forfeited, and (iv) shares that are subject to stock options or other awards under the Prior Plans that are used to pay the exercise price of an option or withheld to satisfy the withholding obligations for Tax-Related Items related to any award.

2.2
Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (i) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (ii) are subject to Awards granted under this Plan that are forfeited or are repurchased by Workday at the original issue price or otherwise forfeited; (iii) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (iv) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 will not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3
Minimum Share Reserve. At all times Workday will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4
Adjustment of Shares. If the number or class of outstanding Shares is changed by a stock dividend, extraordinary dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin off, or similar change in the capital structure of Workday, without consideration, then, as applicable, (i) the number and class of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (ii) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, (iii) the number and class of Shares subject to other outstanding Awards, and (iv) the maximum number and class of Shares that may be issued as ISOs set forth in Section 5.8 will be proportionately adjusted, subject to any required action by the Committee, Board, and/or the stockholders of Workday and in compliance with applicable securities laws, provided that fractions of a Share will not be issued.

If, by reason of an adjustment pursuant to this Section 2.4, a Participant’s Award Agreement or other agreement related to any Award or the Shares subject to such Award covers additional or different shares of stock or securities,

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APPENDIX A
then such additional or different shares, and the Award Agreement or such other agreement in respect thereof, will be subject to all of the terms, conditions and restrictions which were applicable to the Award or the Shares subject to such Award prior to such adjustment.
3.
ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, and Directors; provided that such Consultants, and Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

4.
ADMINISTRATION.

4.1
Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee, and such administration may be delegated as set forth in Section 4.1(s) below. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. The Committee will have the authority to:

(a)
construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)
prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)
select eligible Employees, Consultants and Directors to receive Awards;

(d)
determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Awards may vest, be exercised or settled (which may be based on, among other things, performance criteria, Termination due to retirement, death or Disability), any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy withholding obligations for Tax-Related Items or any other tax liabilities legally due, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e)
determine the number of Shares or other consideration subject to Awards;

(f)
determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g)
determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of Workday or any Parent, Subsidiary or Affiliate of Workday;

(h)
grant waivers of Plan or Award conditions;

(i)
determine the vesting, exercisability and payment of Awards;

(j)
correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k)
determine whether an Award has been vested and/or earned;

(l)
determine the terms and conditions of, and institute any, Exchange Program;

(m)
reduce, modify or waive any criteria with respect to Performance Factors;

(n)
adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships;

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APPENDIX A
(o)
adopt terms and conditions, rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures or to facilitate the administration of the Plan outside of the United States (“U.S.”) or to qualify Awards for special tax treatment under the laws of jurisdictions other than the U.S.;

(p)
exercise discretion with respect to Performance Awards;

(q)
make determinations with respect to the suspension or modification of vesting of Awards while Participants are on a leave of absence, or as a result of a reduction in hours worked (for example and for illustrative purposes only, a change in schedule from that of full-time or part-time), provided that in no event may an Award be exercised after the expiration of the term set forth in the Award Agreement;

(r)
make all other determinations necessary or advisable for the administration of this Plan;

(s)
delegate any of the foregoing as permitted by applicable law to a subcommittee or to one or more executive officers pursuant to a specific delegation, including but not limited to pursuant to Section 157(c) of the Delaware General Corporation Law, in which case references to “Committee” in this Section 4.1 will refer to such delegate(s); and

(t)
adopt policies or programs relating to the foregoing.

4.2
Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on Workday and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or Workday to the Committee for review. The resolution of such a dispute by the Committee will be final and binding on Workday and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, in which case references to “Committee” in this Section 4.2 will refer to such delegate(s) and any such resolution will be final and binding on Workday and the Participant.

4.3
Section 16 of the Exchange Act. Awards granted to Insiders must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).

4.4
Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) determined by Workday.

4.5
Non-U.S. Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to facilitate compliance with the laws and practices in other jurisdictions in which Workday and its Subsidiaries or Affiliates operate or have Employees or other individuals eligible for Awards or to facilitate the operation and administration of the Plan in such jurisdictions, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Subsidiaries and Affiliates will be covered by the Plan; (b) determine which individuals outside the U.S. are eligible to participate in the Plan (which may include individuals who provide services to Workday, a Subsidiary or Affiliate under an agreement with a non-U.S. nation or agency); (c) modify the terms and conditions of any Award granted to individuals outside the U.S. or non-U.S. nationals to facilitate compliance with applicable laws, policies, customs and practices; (d) establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices, if necessary); provided, however, that no such subplans and/or modifications will increase the share limitations contained in Section 2.1 hereof; and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or facilitate compliance with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable U.S. securities law, the Code, or any other applicable U.S. governing statute or law.

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APPENDIX A
5.
OPTIONS. An Option is the right but not the obligation to purchase Share(s), subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants, and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this Section.

5.1
Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may (but need not) be awarded or vest upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option vests upon the satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length and starting date of any Performance Period for each Option; and (ii) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2
Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3
Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of Workday or of any Parent or Subsidiary of Workday (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4
Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the applicable Award Agreement and in accordance with any procedures established by Workday.

5.5
Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when Workday receives: (i) notice of exercise (in such form as the Committee or Workday may specify from time to time) from the person entitled to exercise the Option (and/or electronic execution through the authorized third-party administrator), and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable Tax-Related Items that Workday has determined must be withheld). Full payment may consist of any consideration and method of payment authorized by the Committee or Workday and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of Workday or of a duly authorized transfer agent of Workday), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. Workday will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.4 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6
Termination of Participant. The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):

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APPENDIX A
(a)
If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than three (3) months after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.

(b)
If the Participant is Terminated because of the Participant’s death (or the Participant dies within three (3) months after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options; provided that the Committee will have the authority, in its sole discretion, to accelerate the vesting of any such Options.

(c)
If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than six (6) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options; provided that the Committee will have the authority, in its sole discretion, to accelerate the vesting of any such Options.

(d)
Unless otherwise determined by the Committee, if the Participant is Terminated for Cause, or if the Participant’s service is Terminated and following such Termination the Committee has reasonably determined in good faith that such Participant could have been Terminated for Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the Termination Date, then Participant’s Options (whether or not vested) will expire on the Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options. Unless otherwise provided in an employment agreement, Award Agreement, or other applicable agreement, Cause will have the meaning set forth in the Plan.

5.7
Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8
Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of Workday and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment. No more than Ninety Million (90,000,000) Shares will be issued pursuant to the exercise of ISOs granted under the Plan.

5.9
Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, materially impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such

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APPENDIX A
Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.
5.10
No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.
RESTRICTED STOCK AWARDS.

6.1
Awards of Restricted Stock. A Restricted Stock Award is an offer by Workday to sell to an eligible Employee, Consultant, or Director, Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions to which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.2
Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to Workday an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.3
Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the applicable Award Agreement and in accordance with any procedures established by Workday.

6.4
Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified period of service with Workday or a Parent, Subsidiary or Affiliate or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee will: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.5
Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

7.
STOCK BONUS AWARDS.

7.1
Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares that is subject to such conditions and restrictions (or to no restrictions) as the Committee may determine. All Stock Bonus Awards will be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

7.2
Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified period of service with Workday or a Parent, Subsidiary or Affiliate or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award, the Committee will: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a

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APPENDIX A
Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.
7.3
Form of Payment to Participant. Payment may be made in the form of cash, Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.4
Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

8.
STOCK APPRECIATION RIGHTS.

8.1
Awards of SARs. A Stock Appreciation Right (“SAR”) is an award to a Participant that may be settled in cash or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs will be made pursuant to an Award Agreement.

8.2
Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s Termination on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value of the Shares on the date of grant. A SAR may be awarded or may vest upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR vests upon the satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length and starting date of any Performance Period for each SAR; and (ii) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

8.3
Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement will set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.4
Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from Workday in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from Workday for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

8.5
Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

9.
RESTRICTED STOCK UNITS.

9.1
Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant or Director covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs will be made pursuant to an Award Agreement.

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APPENDIX A
9.2
Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the vesting conditions applicable to the RSU; (c) the time or times during which the RSU may be settled; (d) the consideration to be distributed on settlement; and (e) the effect of the Participant’s Termination on each RSU, provided that no RSU will have a term longer than ten (10) years. An RSU may be awarded or vest upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length and starting date of any Performance Period for the RSU; (ii) select from among the Performance Factors to be used to measure the performance, if any; and (iii) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and Participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.3
Form and Timing of Settlement. Payment of vested RSUs will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement, which date(s) may include a payment schedule with respect to RSUs that are deferred compensation within the meaning of Section 409A. The Committee, in its sole discretion, may settle vested RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is vested provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

9.4
Termination of Participation. Except as may be set forth in the Participant’s Award Agreement or in any Workday policy that applies to the Participant regarding vesting acceleration, as may be in effect from time to time, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

10.
PERFORMANCE AWARDS.

10.1
Performance Awards. A Performance Award is an award to an eligible Employee, Consultant, or Director of Workday or any Subsidiary or Affiliate that is based upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee, and may be settled in cash, Shares (which may consist of, without limitation, Restricted Stock), other property, or any combination thereof. Grants of Performance Awards shall be made pursuant to an Award Agreement. Performance Awards shall include Performance Shares, Performance Units, and cash-based Awards as set forth in Sections 10.1(a), 10.1(b), and 10.1(c) below.

(a)
Performance Shares. The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

(b)
Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.

(c)
Cash-Settled Performance Awards. The Committee may grant cash-settled Performance Awards to Participants under the terms of this Plan. Such awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant performance period.

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APPENDIX A
10.2
Terms of Performance Awards. The Committee will determine, and each Award Agreement will set forth, the terms of each grant of Performance Awards including, without limitation: (i) the amount of any cash bonus; (ii) the number of Shares deemed subject to a Performance Award; (iii) the Performance Factors and Performance Period that will determine the time and extent to which each Performance Award will be settled; (iv) the consideration to be distributed on settlement; and (v) the effect of the Participant’s Termination on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; and (y) select from among the Performance Factors to be used. Prior to settlement the Committee will determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.

10.3
Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

11.
PAYMENT FOR SHARE PURCHASES.

Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by Workday and where permitted by applicable law (and to the extent not otherwise set forth in the applicable Award Agreement):
(a)
by surrender of shares of Workday held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise or purchase price of the Shares as to which said Award will be exercised or settled;

(b)
by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to Workday or any Parent, Subsidiary or Affiliate of Workday;

(c)
by consideration received by Workday pursuant to a broker-assisted exercise or other form of cashless exercise program implemented by Workday in connection with the Plan;

(d)
by cancellation of indebtedness of Workday to the Participant;

(e)
by any combination of the foregoing; or

(f)
by any other method of payment as is permitted by applicable law.

The Committee may limit the availability of any method of payment, to the extent the Committee determines, in its discretion, such limitation is necessary or advisable to comply with applicable law or facilitate the administration of the Plan.
12.
GRANTS TO NON-EMPLOYEE DIRECTORS.

12.1
Types & Limitations of Awards. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. No Non-Employee Director may receive Awards under the Plan, when combined with cash compensation for service as a Non-Employee Director that exceed $750,000 in value (as described below) in any calendar year, increased to $1,750,000 in value (as described below) in the calendar year of his or her initial service as a Non-Employee Director; provided that any initial Award granted to a Non-Employee Director in connection with the commencement of his or her services as a Non-Employee Director shall not exceed $1,000,000 in value (as described below). The value of Awards for purposes of complying with this maximum shall be determined as follows: (a) for Options and SARs, grant date fair value on the date of grant of such Option or SAR will be calculated using the Black-Scholes valuation methodology or Workday’s regular valuation methodology for determining the grant date fair value of Options or SARs for reporting purposes, and (b) for all other Awards other than Options and SARs, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per Share on the date of grant and the aggregate number of Shares subject to the Award or

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(ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of Shares subject to the Award as determined by the Committee. Awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was a Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 12.1.
12.2
Eligibility. Awards pursuant to this Section 12 will be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.3
Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards will vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.4
Election to Receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from Workday in the form of cash or Awards or a combination thereof, if permitted, and as determined by the Board. Such Awards will be issued under the Plan.

13.
TAXES.

13.1
Taxes Generally. Whenever a taxable or tax withholding event occurs in relation to any Award granted under this Plan, the Participant shall be responsible for any U.S. and non-U.S. federal, state, and local taxes, including all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or any other tax-related items (the “Tax-Related Items”) that are applicable to the Participant as a result of participation in the Plan. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items; provided, however, that any Tax-Related Items may also be withheld by other methods.

13.2
Withholding Methods. The Committee or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of applicable law, may require or permit a Participant to satisfy any withholding obligation of Workday or a Parent, Subsidiary or Affiliate may have with respect to such Tax-Related Items legally due from the Participant, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have Workday withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the Tax-Related Items required to be withheld, (iii) delivering to Workday already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by Workday. Workday may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws. Unless otherwise required by applicable law or otherwise determined by the Committee, the Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.

14.
TRANSFERABILITY.

14.1
Transfer Generally. Unless determined otherwise by the Committee or its delegate(s) or pursuant to this Section 14, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by (i) a will or (ii) by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee or its delegate(s) deems appropriate. All Awards will be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (iii) in the case of all awards except ISOs, by a Permitted Transferee (for awards made transferable by the Committee) or such person’s guardian or legal representative.

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15.
PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1
Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Awards until the Shares subject to the Award are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of Workday will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to such stock dividends, stock distributions or Dividend Equivalent Rights with respect to such shares of Restricted Stock and such stock dividends, stock distributions or Dividend Equivalent Rights will be accrued and paid only at such time, if any, as such shares of Restricted Stock become vested Shares.

15.2
Restrictions on Shares. At the discretion of the Committee, Workday may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all shares of Restricted Stock held by a Participant following such Participant’s Termination at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16.
CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee or Workday (in accordance with the terms of the Plan) may deem necessary or advisable, including restrictions under any applicable U.S. and non-U.S. federal, state or local law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

17.
ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, Workday or the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by Workday or the Committee, appropriately endorsed in blank, with Workday or an agent designated by Workday to hold in escrow until such restrictions have lapsed or terminated, and Workday or the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates, in each case in accordance with the Plan. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with Workday all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to Workday under the promissory note; provided, however, that Workday or the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, Workday will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as Workday will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18.
REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval, the Committee may not, pursuant to an Exchange Program or otherwise (i) reprice Options or SARs or (ii) pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19.
SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and non-U.S. federal and state securities and exchange control and other laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, Workday will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (i) obtaining any approvals from governmental agencies that Workday determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any U.S. or non-U.S. state, federal or local law or ruling or other decision of any governmental body that Workday determines to be necessary or advisable. Workday will be

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under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any U.S. state securities laws, or any non-U.S. securities or exchange control or other laws, or any stock exchange or automated quotation system, and Workday will have no liability for any inability or failure to do so.
20.
NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, Workday or any Parent, Subsidiary or Affiliate of Workday or limit in any way any right Workday or any Subsidiary, Parent or Affiliate of Workday may have to terminate Participant’s employment or other relationship at any time.

21.
CORPORATE TRANSACTIONS.

21.1
In the event that Workday is a party to a Corporate Transaction, all Awards will be subject to the definitive agreement memorializing such Corporate Transaction. Such agreement need not treat all Awards in an identical manner (and treatment may vary from Award to Award and/or from Participant to Participant), and it will provide for one or more of the following with respect to each Award:

(a)
The continuation of the Award by Workday (if Workday is the surviving corporation).

(b)
The assumption of the Award by the surviving corporation or its parent in a manner that does not result in the imposition of taxation under Section 409A of the Code.

(c)
The substitution by the surviving corporation or its parent of an equivalent award in a manner that does not result in the imposition of taxation under Section 409A of the Code.

(d)
Full exercisability of an Option, full vesting of the Shares subject to an Option and/or full vesting of all other Awards, followed by the cancellation of the Option or Award; provided, that any awards that must be settled on a deferred basis to comply with Section 409A of the Code shall be so settled. The full exercisability of an Option, full vesting of the Shares subject to the Option and/or full vesting of all other Awards may be contingent on the closing of such merger or consolidation. The Participant will be able to exercise an Option during a period of not less than five full business days preceding the effective date of such merger or consolidation, unless (A) a shorter period is required to permit a timely closing of such merger or consolidation and (B) such shorter period still offers the Participant a reasonable opportunity to exercise an Option. Any exercise of an Option during such period may be contingent on the closing of such merger or consolidation.

(e)
A payment to the Participant in exchange for cancellation of the Award equal to the excess of (A) the Fair Market Value of the Shares subject to the Award as of the effective date of such Corporate Transaction over (B) the Exercise Price or Purchase Price of Shares, if any, as the case may be, subject to the Award. Such payment will be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. The acquiring or successor corporation may provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates when the Award would have become exercisable or would have vested. The amount of such payment initially will be calculated without regard to whether or not the Award is then exercisable or vested. However, such payment may be subject to vesting based on the Award’s vesting schedule and the Participant’s continuing service after the Corporate Transaction. In addition, any escrow, holdback, earnout or similar provisions in the agreement providing for the Corporate Transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Shares. If the Exercise Price of the Shares subject to an Option exceeds the Fair Market Value of such Shares, then the Option may be cancelled without making a payment to the Participant. For purposes of this subsection, the Fair Market Value of any security will be determined without regard to any vesting conditions that may apply to such security.

Notwithstanding any other provision in this Plan to the contrary, and unless otherwise determined by the Committee, in the event of a Corporate Transaction in which the acquiring or successor corporation refuses to continue, assume, substitute, replace, or cash out any Award in accordance with this Section 21, then

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notwithstanding any other provision in this Plan to the contrary, each such Award will be accelerated in full (contingent upon the effectiveness of the Corporate Transaction) as of immediately prior to the time of consummation of the Corporate Transaction (or such other time prior to the consummation of the Transaction as the Committee may determine). In such event, the Committee will notify the Participant in writing or electronically that such Award will be exercisable (as applicable) for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period; provided, however, that any awards that must be settled on a deferred basis to comply with Section 409A of the Code shall be so settled. Awards need not be treated similarly in a Corporate Transaction.
21.2
Assumption of Awards by Workday. Workday, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event Workday assumes an award granted by another company, except as otherwise provided in the definitive agreement pursuant to which such assumption occurs or in the assumption agreement reflecting such assumption, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code and, unless otherwise determined by the Committee or Workday, the equity policies of Workday will apply to such awards). In the event Workday elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute or assumed Awards will not reduce the number of Shares authorized for grant under the Plan.

21.3
Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22.
ADOPTION AND STOCKHOLDER APPROVAL. This Plan will be submitted for the approval of Workday’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23.
TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. After this Plan is terminated or expires, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware in the U.S. without regard to such state’s conflict of laws rules.

24.
AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of Workday, amend this Plan in any manner that requires such stockholder approval. No termination or amendment of the Plan or any outstanding Award may materially adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law, regulation or rule.

25.
NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of Workday for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26.
INSIDER TRADING POLICY. Each Participant who receives an Award will comply with any policy adopted by Workday from time to time covering transactions in Workday’s securities by Employees, Consultants, officers and/or

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Directors of Workday and its Subsidiaries or Affiliates, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject.
27.
ALL AWARDS SUBJECT TO WORKDAY’S CLAWBACK OR RECOUPMENT POLICY. All Awards, subject to applicable law, shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or the Committee or required by law during the term of Participant’s employment or other service with Workday or a Parent, Subsidiary or Affiliate that is applicable to Employees, Directors or other service providers of Workday and its Parents, Subsidiaries or Affiliates, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards. Further, unless otherwise determined by the Committee, to the extent a Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of an Award for any reason (including, without limitation, by reason of mistake in calculation or other administrative error), the Participant shall promptly, upon notice from Workday of the overpayment, be required to repay to Workday any such excess amount.

28.
CODE SECTION 409A. This Plan and Awards granted hereunder are intended to comply with Section 409A of the Code and the Treasury Regulations and guidance promulgated thereunder (collectively, “Section 409A”) to the extent subject thereto, or otherwise be exempt from Section 409A, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Notwithstanding the foregoing, Workday does not guarantee that any payment under the Plan, any Award or Award Agreement hereunder complies with or is exempt from Section 409A. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless required by applicable law. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of an additional tax under Section 409A. Notwithstanding anything to the contrary in the Plan or any Award Agreement, if any provision in the Plan or an Award Agreement would result in the imposition of an additional tax under Section 409A, that Plan or Award Agreement provision or Award shall be reformed, to the extent permissible under Section 409A, to avoid the imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant’s rights to an Award. In no event may any Participant, directly or indirectly, designate the calendar year of any payment to be made under this Plan or any Award Agreement hereunder which constitutes a “deferral of compensation” within the meaning of Section 409A. With respect to any Award that constitutes a “deferral of compensation” within the meaning of Section 409A, references in the Plan or any Award Agreement to “termination of service,” “termination of employment” and “termination of the Participant’s Service” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A. For purposes of Section 409A, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan or any Award Agreement granted pursuant hereto during the six-month period immediately following the Participant’s termination of Service (the “Deferred Amounts”) shall instead be paid on the first payroll date after the earlier of (i) the six-month anniversary of the Participant’s “separation from service” (as defined in Section 409A) or (ii) the Participant’s death (such date, the “Section 409A Payment Date”), with any portion of the Deferred Amounts that would otherwise be payable prior to the Section 409A Payment Date aggregated and paid in a lump sum without interest on the Section 409A Payment Date. Notwithstanding the foregoing, none of Workday or any Subsidiary or Affiliate, the Committee or any of their respective executives, members, partners, directors, officers or affiliates shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A and, by accepting an Award granted hereunder, the Participant acknowledges and agrees that none of Workday, the Committee or any of their respective affiliates will have any liability to the Participant for any such tax or penalty.

29.
DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

“Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls or is under common control with Workday and (b) any entity in which Workday has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.
“Award” means any award under the Plan, including any Option, Restricted Stock Award, Stock Bonus Award, Stock Appreciation Right, Restricted Stock Unit or Performance Award.

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“Award Agreement” means, with respect to each Award, the written or electronic agreement between Workday and the Participant setting forth the terms and conditions of the Award and any country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award Agreements that are not used by Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
“Board” means the Board of Directors of Workday.
“Cause” means a determination by Workday (and in the case of a Participant who is an Insider, the Committee) that the Participant has committed an act or acts constituting the following: (i) embezzlement or misappropriation of funds; (ii) conviction of, or entry of a plea of nolo contendere to, a felony or other crime involving moral turpitude; (iii) commission of material acts of dishonesty, fraud, or deceit; (iv) breach of any material provisions of any employment agreement (including the Proprietary Information and Invention Agreement) or unauthorized disclosure or use of Workday’s confidential or proprietary information or trade secrets; (v) habitual or willful neglect of duties; (vi) breach of fiduciary duty or any other duty whether imposed by law or the Board; (vii) violation or breach of, or failure to comply with Workday’s code of ethics or conduct, or material violation or breach of, or failure to comply with any of Workday’s rules, policies or procedures applicable to the Participant or any agreement in effect between Workday or the Participant; or (viii) other conduct by such Participant that could be expected to be harmful to the business, interests or reputation of Workday. This definition does not in any way limit Workday’s or any Subsidiary’s, Parent’s or Affiliate’s ability to terminate a Participant’s employment or services at any time as provided in Section 20 above, and the term Workday will be interpreted to include any Subsidiary or Affiliate, as appropriate. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement, Award Agreement, or other applicable agreement with any Participant provided that such document specifically supersedes this definition.
“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.
“Common Stock” means the Class A common stock of Workday.
“Consultant” means any natural person, including an advisor or independent contractor, engaged by Workday or a Subsidiary, Parent or Affiliate of Workday to render services to such entity.
“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of Workday representing fifty percent (50%) or more of the total voting power represented by Workday’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by Workday of all or substantially all of Workday’s assets; (iii) the consummation of a merger or consolidation of Workday with any other corporation, other than a merger or consolidation which would result in the voting securities of Workday outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of Workday or such surviving entity or its parent outstanding immediately after such merger or consolidation, (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of Workday give up all of their equity interest in Workday (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of Workday). Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of Workday or a change in the ownership of a substantial portion of the assets of Workday, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.
“Director” means a member of the Board.

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“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.
“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock or other property dividends in amounts equivalent to cash, stock or other property dividends for each Share represented by an Award held by such Participant.
“Effective Date” means the date the Plan is approved by the stockholders of Workday (which shall be within twelve (12) months of the approval of the Plan by the Board).
“Employee” means any person, including officers and Directors, providing services as an employee to Workday or any Parent, Subsidiary or Affiliate of Workday. Neither service as a Director nor payment of a director’s fee by Workday will be sufficient to constitute “employment” by Workday.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
“Exchange Program” means a program approved by Workday’s stockholders pursuant to which (i) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (ii) the exercise price of an outstanding Award is increased or reduced.
“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.
“Fair Market Value” means, as of any date, the value of a share of Workday’s Common Stock determined as follows:
(a)
its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in such source as the Committee deems reliable, or if such principal national securities exchange is not open for business on the date that Fair Market Value is being determined, the closing price as reported on the preceding business day on which that exchange was open for business;

(b)
if such common stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)
by the Board or the Committee in good faith, and, if applicable, in accordance with the requirements of Section 409A of the Code.

“Insider” means an officer or director of Workday or any other person whose transactions in Workday’s Common Stock are subject to Section 16 of the Exchange Act.
“IRS” means the United States Internal Revenue Service.
“Non-Employee Director” means a Director who is not an Employee of Workday or any Parent, or Subsidiary.
“Option” means an award of an option to purchase Shares pursuant to Section 5.
“Parent” means any corporation (other than Workday) in an unbroken chain of corporations ending with Workday if each of such corporations other than Workday owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Participant” means a person who holds an Award under this Plan.

A-16 | workday.com

APPENDIX A
“Performance Award” means cash or stock granted pursuant to Section 10 of the Plan.
“Performance Factors” means any of the factors selected by the Committee (or, with respect to Performance Awards to Participants who are not Insiders, the Committee’s delegate(s), as applicable) and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to Workday as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established with respect to applicable Awards have been satisfied:
(a)
Profit Before Tax;

(b)
Billings;

(c)
Revenue;

(d)
Net revenue;

(e)
Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings, stock-based compensation expenses, depreciation and amortization);

(f)
Operating income;

(g)
Operating margin;

(h)
Operating profit;

(i)
Controllable operating profit, or net operating profit;

(j)
Net Profit;

(k)
Gross margin;

(l)
Operating expenses or operating expenses as a percentage of revenue;

(m)
Net income;

(n)
Earnings per share;

(o)
Total stockholder return or relative stockholder return;

(p)
Market share;

(q)
Return on assets or net assets;

(r)
Workday’s stock price;

(s)
Growth in stockholder value relative to a pre-determined index;

(t)
Return on equity;

(u)
Return on invested capital;

(v)
Cash Flow (including free cash flow or operating cash flows) or cash flow margins;

(w)
Cash conversion cycle;

2026 Proxy Statement | A-17

APPENDIX A
(x)
Economic value added;

(y)
Individual confidential business objectives;

(z)
Contract awards or backlog;

(aa)
Overhead or other expense reduction;

(bb)
Credit rating;

(cc)
Strategic plan development and implementation;

(dd)
Succession plan development and implementation;

(ee)
Improvement in workforce diversity;

(ff)
Customer indicators;

(gg)
New product invention or innovation;

(hh)
Attainment of research and development milestones;

(ii)
Improvements in productivity;

(jj)
Bookings;

(kk)
Attainment of objective operating goals and employee metrics;

(ll)
Completion of an identified special project, joint venture or other corporate transaction;

(mm)
Employee satisfaction and/or retention; and

(nn)
Any other metric as determined by the Committee.

The Committee may provide for one or more equitable adjustments to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant, such as but not limited to, adjustments in recognition of unusual or non-recurring items such as acquisition related activities or changes in applicable accounting rules. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.
“Performance Period” means one or more periods determined by the Committee (or its delegate(s) with respect to Participants who are not Insiders), which periods may be of varying and overlapping durations, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.
“Performance Share” means a performance share bonus granted as a Performance Award.
“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Participant, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.
“Plan” means this Workday, Inc. 2022 Equity Incentive Plan.
“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

A-18 | workday.com

APPENDIX A
“Restricted Stock” means Shares that have not yet vested or are subject to a right of repurchase in favor of Workday (or any successor thereto).
“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.
“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the United States Securities Act of 1933, as amended.
“Shares” means shares of Workday’s Common Stock and the common stock of any successor security.
“Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.
“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.
“Subsidiary” has the same meaning as “subsidiary corporation” in Sections 424(e) and 424(f) of the Code.
“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an Employee, Non-Employee Director, Consultant to Workday or an Affiliate, Parent or Subsidiary of Workday. An employee will not be deemed to have ceased to provide services in the case of (i) sick or medical leave, (ii) military leave, or (iii) any other leave of absence approved by Workday; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by Workday and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, Workday may make such provisions respecting suspension of vesting of the Award while on leave from the employ of Workday or a Parent, Affiliate or Subsidiary of Workday as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws and subject to applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Workday approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to Workday throughout the leave on the same terms as he or she was providing services immediately prior to such leave. Unless determined otherwise by the Committee or set forth in an agreement between Workday and a Participant (and subject to the terms of such agreement including any applicable Award Agreement), an employee will be considered to have terminated employment for purposes of the Plan and any Award granted hereunder as of the date he or she ceases to provide services to Workday or one of its Parents, Subsidiaries or Affiliates (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law, provided, however that a change in status from an Employee to a Consultant or a Non-Employee Director (or vice versa) will not result in a Termination, unless otherwise determined by Committee. Workday, or in the case of Insiders, the Committee will have sole discretion to determine whether a Participant has ceased to provide services for purposes of the Plan and the effective date on which the Participant ceased to provide services (the “Termination Date”).
“Treasury Regulations” means regulations promulgated by the United States Treasury Department.
“Workday” means Workday, Inc., a Delaware corporation, or any successor corporation.

2026 Proxy Statement | A-19

APPENDIX B
WORKDAY, INC.
AMENDED AND RESTATED 2012 EMPLOYEE STOCK PURCHASE PLAN
1.
Establishment of Plan. Workday proposes to grant rights to purchase shares of Common Stock to eligible Employees of Workday and its Participating Corporations (as hereinafter defined) pursuant to this Plan. Workday intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan will be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code will have the same definition herein. However, with regard to offers of options for purchase of the Common Stock under the Plan to Employees outside the United States (the “U.S.”) working for a Participating Corporation, the Board or Committee (as defined herein) may offer a subplan or an option that is not intended to meet the Code Section 423 requirements under such other rules, procedures or terms determined by the Board or Committee (collectively, a “Subplan”), provided, if necessary under Code Section 423, that the other terms and conditions of the Plan are met. Subject to Section 14, a total of eighteen million six hundred fifty thousand nine hundred and seventeen (18,650,917) shares of Common Stock is reserved for issuance under this Plan. The number of shares reserved for issuance under this Plan will be subject to adjustments effected in accordance with Section 14 of this Plan. Capitalized terms not defined elsewhere in the text are defined in Section 27.

2.
Purpose. The purpose of this Plan is to provide eligible Employees of Workday and Participating Corporations with a means of acquiring an equity interest in Workday through payroll deductions (or other permitted contributions), to enhance such Employees’ sense of participation in the affairs of Workday.

3.
Administration.

(a)
The Plan will be administered by the Compensation Committee of the Board (the “Committee”), by the Board, or by the Committee’s delegate(s), as permitted by applicable law and provided herein. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan will be determined by the Committee or its delegate(s) and its decisions will be final and binding upon all Participants. The Committee or its delegate(s) will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, and to determine eligibility. The Committee will have full authority to determine which eligible entities will be Participating Corporations, whether an offer to a Participating Corporation is intended to meet Code Section 423 requirements, and whether to have separate offerings and the terms of such offerings (in accordance with the Plan), and to decide upon any and all claims filed under the Plan. Every finding, decision and determination made by the Board, the Committee or its delegate(s) will, to the full extent permitted by law, be final and binding upon all parties. The Board or Committee will have the authority to determine the Fair Market Value of the Common Stock (which determination will be final, binding and conclusive for all purposes) in accordance with Section 8 below and to interpret Section 8 of the Plan in connection with circumstances that impact the Fair Market Value. Members of the Committee will receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan will be paid by Workday. For purposes of this Plan, the Committee may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible Employees of one or more Participating Corporations will participate, even if the dates of the applicable Offering Periods of each such offering are identical. In this regard, and unless otherwise specified by the Committee, each offering of the Plan to the eligible Employees of Workday or a Participating Corporation will be deemed a separate offering for purposes of Code Section 423 and the provisions of the Plan will separately apply to each Offering. The Committee may establish rules to govern transfers of employment between Workday and its Participating Corporations and transfers of participation between separate offerings made under the Plan, consistent with any applicable Code Section 423 requirements and the terms of the Plan.

(b)
The Committee may adopt such rules, procedures, and Subplans as are necessary or appropriate to permit the participation in the Plan by eligible employees who are citizens or residents of a jurisdiction and/or employed

2026 Proxy Statement | B-1

APPENDIX B
outside the U.S., the terms of which Subplans may take precedence over other provisions of this Plan, with the exception of the provisions in Section 1 above setting forth the number of shares of Common Stock reserved for issuance under the Plan; provided that unless otherwise superseded by the terms of such Subplan, the provisions of this Plan will govern the operation of such Subplan. Further, the Committee is specifically authorized to adopt rules and procedures regarding the application of the definition of Compensation (as defined below) to Participants on payrolls outside of the U.S., handling of payroll deductions and other contributions, taking of payroll deductions and making of other contributions to the Plan, establishment of bank or trust accounts to hold contributions, payment of interest, establishment of the exchange rate applicable to payroll deductions taken and other contributions made in a currency other than U.S. dollars, obligations to pay payroll tax, determination of beneficiary designation requirements, tax withholding procedures, and handling of stock certificates that vary with applicable local requirements.
4.
Eligibility. Any Employee of Workday or the Participating Corporations is eligible to participate in an Offering Period under this Plan except that the Committee may exclude any or all of the following (other than where prohibited by applicable law):

(a)
Employees who are not employed by Workday or a Participating Corporation prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee or its delegate(s);

(b)
Employees who are customarily employed for twenty (20) or less hours per week:

(c)
Employees who are customarily employed for five (5) months or less in a calendar year;

(d)
Employees who are “highly compensated employees” of Workday or any Participating Corporation (within the meaning of Section 414(q) of the Code), or (ii) any employee who is a “highly compensated employees” with compensation above a specified level, who is an officer and/or is subject to the disclosure requirements of Section 16(a) of the Exchange Act;

(e)
Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also a citizen of the U.S. or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either (i) such employee’s participation is prohibited under the laws of the jurisdiction governing such employee, or (ii) compliance with the laws of the non-U.S. jurisdiction would violate the requirements of Section 423 of the Code;

(f)
Employees who do not meet any other eligibility requirements that the Committee may choose to impose (within the limits permitted by the Code); and

(g)
individuals who provide services to Workday or any of its Participating Corporations as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes.

The foregoing notwithstanding, (i) Employees who, together with any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of Workday or any of its Participating Corporations or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of Workday or any of its Participating Corporations may not participate in the Plan and (ii) an individual will not be eligible if his or her participation in the Plan is prohibited by the law of any country that has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.
5.
Offering Dates.

(a)
While the Plan is in effect, the Board or Committee may determine the duration and commencement date of each Offering Period, provided that an Offering Period will in no event be longer than twenty-seven (27) months, except as otherwise provided by an applicable Subplan. Offering Periods may be consecutive or overlapping. Each Offering Period may consist of one or more Purchase Periods during which payroll deductions of

B-2 | workday.com

APPENDIX B
Participants are accumulated under this Plan. While the Plan is in effect, the Board or Committee may determine the duration and commencement date of each Purchase Period, provided that a Purchase Period will in no event end later than the close of the Offering Period in which it begins. Purchase Periods will be consecutive.
(b)
Until otherwise determined by the Board or Committee, the Offering Periods under the Plan shall be six-months and will commence on each December 1 and June 1, with each such Offering Period also consisting of a single six-month Purchase Period, except as otherwise provided by an applicable Subplan. The Board or Committee will have the power to change these terms as provided in Section 5(a) above and Section 24 below.

6.
Participation in this Plan.

(a)
With respect to each Offering Period, an eligible Employee determined in accordance with Section 4 may elect to become a Participant by submitting the prescribed enrollment form (an “Enrollment Form”) in accordance with Workday’s procedures prior to the commencement of the Offering Period to which such agreement relates in accordance with such rules as Workday may determine.

(b)
Once an Employee becomes a Participant in an Offering Period, then such Participant will automatically participate in the Offering Period commencing immediately following the last day of such prior Offering Period at the same contribution level as was in effect in the prior Offering Period unless the Participant withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below, or otherwise notifies Workday of a change in the Participant’s contribution level by filing an additional Enrollment Form in accordance with Workday’s procedures. A Participant that is automatically enrolled in a subsequent Offering Period pursuant to this section (i) is not required to file any additional Enrollment Form in order to continue participation in this Plan and (ii) will be deemed to have accepted the terms and conditions of the Plan, any Subplan and Enrollment Form in effect at the time each subsequent Offering Period begins, subject to Participant’s right to withdraw from the Plan in accordance with the withdrawal procedures in effect at the time.

7.
Grant of Option on Enrollment. Becoming a Participant with respect to an Offering Period will constitute the grant (as of the Offering Date) by Workday to such Participant of an option to purchase on the Purchase Date up to that number of shares of Common Stock determined by a fraction, the numerator of which is the amount of the applicable contribution level for such Participant multiplied by such Participant’s Compensation (as defined in Section 9 below) during such Purchase Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the Fair Market Value of a share of the Common Stock on the Offering Date (but in no event less than the par value of a share of Workday’s Common Stock), or (ii) eighty-five percent (85%) of the Fair Market Value of a share of the Common Stock on the Purchase Date (but in no event less than the par value of a share of the Common Stock), and provided, further, that the number of shares of Common Stock subject to any option granted pursuant to this Plan will not exceed the lesser of (x) the maximum number of shares provided under this Plan, as may be changed by the Board or Committee pursuant to Section 10(b) below with respect to the applicable Purchase Date or (y) the maximum number of shares which may be purchased pursuant to Section 10(a) below with respect to the applicable Purchase Date.

8.
Purchase Price. The Purchase Price per share at which a share of Common Stock will be sold to a Participant in any Offering Period will be eighty-five percent (85%) of the lesser of:

(a)
The Fair Market Value on the Offering Date; or

(b)
The Fair Market Value on the Purchase Date.

9.
Payment of Purchase Price; Payroll Deduction Changes; Share Issuances.

(a)
The aggregate Purchase Price of the shares purchased hereunder is accumulated by regular payroll deductions made during each Offering Period, unless Workday determines that contributions may be, or are required to be, made in another form (including payment by check at the end of a Purchase Period). The deductions are made as a percentage of the Participant’s Compensation in one percent (1%) increments not less than one percent (1%), nor greater than fifteen percent (15%) or such lower limit set by the Board or Committee. “Compensation” will mean base salary and regular hourly wages (or in non-U.S. jurisdictions, equivalent cash

2026 Proxy Statement | B-3

APPENDIX B
compensation), not including bonuses and incentive compensation commissions and shift differentials; however, Workday may at any time prior to the beginning of an Offering Period determine that for that and future Offering Periods, Compensation may include any W-2 cash compensation, including without limitation base salary or regular hourly wages, bonuses, incentive compensation, commissions, overtime, shift premiums, plus draws against commissions (or in non-U.S. jurisdictions, equivalent cash compensation). For purposes of determining a Participant’s Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code (or in non-U.S. jurisdictions, equivalent salary deductions) will be treated as if the Participant did not make such election. Payroll deductions will commence on the first payday on or following the beginning of the Offering Period or as otherwise determined by rules established by Workday and will continue to the end of the applicable Offering Period unless sooner altered or terminated as provided in this Plan. Notwithstanding the foregoing, the terms of any Subplan may permit matching shares without the payment of any Purchase Price.
(b)
Except as provided in Section 9(c) below or as otherwise determined by the Committee, a Participant may not make changes in the percentage of payroll deductions during an Offering Period or Purchase Period. A Participant may increase or decrease the percentage of payroll deductions by completing a new authorization for payroll deductions prior to the beginning of a new Offering Period, within such timeframe as may be specified by Workday and pursuant to such Enrollment Form or other form as required by Workday, with such change becoming effective as of the Offering Date of such new Offering Period.

(c)
Subject to Section 24 below and to the rules of the Plan, a Participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with Workday a request for withdrawal from participation at least fifteen (15) days before the applicable Purchase Date (or within such other time frame as specified by Workday), and after such withdrawal becomes effective no further payroll deductions will be made for the duration of the Offering Period. Payroll deductions accumulated on behalf of the Participant but not yet used to purchase shares prior to the effective date of the request will be refunded to the Participant. A reduction of the payroll deduction percentage to zero will be treated as such Participant’s withdrawal from such Offering Period and the Plan, effective as of the day following the filing date of such request with Workday.

(d)
All payroll deductions made for a Participant are credited to the Participant’s account under this Plan and are deposited with the general funds of Workday, and Workday will not be obligated to segregate such payroll deductions, except to the extent required by local legal requirements outside the U.S. No interest accrues on the payroll deductions, except to the extent required by local legal requirements outside the U.S. All payroll deductions received or held by Workday may be used by Workday for any corporate purpose, except to the extent necessary to facilitate compliance with local legal requirements outside the U.S.

(e)
On each Purchase Date, so long as this Plan remains in effect and provided that the Participant has not withdrawn from participation in the Offering Period at least fifteen (15) days before such Purchase Date (or within such other time frame as specified by Workday), Workday will apply the funds accumulated on behalf of the Participant to the purchase of whole shares of Common Stock reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Purchase Price per share will be as specified in Section 8 of this Plan. Any amount accumulated on behalf of a Participant on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock will be refunded to Participant in cash, without interest, at or shortly following the end of the Purchase Period or Offering Period, as the case may be (except to the extent required due to local legal requirements outside the U.S.), unless otherwise determined by Workday. No Common Stock will be purchased on a Purchase Date on behalf of any Employee who has ceased to provide services to either Workday or a Participating Corporation prior to such Purchase Date (except to the extent required by local legal requirements outside the U.S.). In the event that this Plan has been oversubscribed, all funds accumulated on behalf of a Participant that are not used to purchase shares on the Purchase Date will be returned to the Participant, without interest (except to the extent required due to local legal requirements outside the U.S.).

(f)
As promptly as practicable after the Purchase Date, Workday will issue shares for the Participant’s benefit representing the shares purchased upon exercise of the Participant’s option.

(g)
During a Participant’s lifetime, the option to purchase shares hereunder is exercisable only by the Participant. The Participant will have no interest or voting right in shares covered by the option until such option has been exercised.

B-4 | workday.com

APPENDIX B
(h)
To the extent required by applicable U.S. and non-U.S. federal, state or local law, a Participant will make arrangements satisfactory to Workday and the Participant’s employer for the satisfaction of any withholding tax obligations that arise in connection with the Plan. At any time, Workday or the Participant’s employer may, but shall not be obligated to, withhold from the Participant’s wages or other cash compensation the amount necessary for Workday or the Participant’s employer to meet applicable withholding obligations, including up to the maximum permissible statutory rates and including any withholding required to make available to Workday or any Participating Corporation, as applicable, any tax deductions or benefits attributable to the sale or early disposition of shares of Common Stock. In addition, Workday or the Participant’s employer may, but shall not be obligated to, withhold from the proceeds of the sale of Common Stock or by any other method of withholding Workday or the Participant’s employer deems appropriate. Workday will not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

10.
Limitations on Shares to be Purchased.

(a)
No Participant will be entitled to purchase stock under any Offering Period at a rate which, when aggregated with such Participant’s rights under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code to purchase stock that are also outstanding in the same calendar year(s) under other Offering Periods or other employee stock purchase plans of Workday, its Parent and its Subsidiaries exceeds U.S. $25,000 in Fair Market Value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which such Offering Period is in effect (hereinafter the “Maximum Dollar Amount”), or such lower amount as is determined by the Board or the Committee. Workday may automatically suspend the payroll deductions of any Participant as necessary to enforce such limit; provided that when Workday automatically resumes such payroll deductions, Workday must apply the rate in effect immediately prior to such suspension. Alternatively, in Workday’s discretion and to the extent permissible under applicable law, if Workday does not automatically suspend payroll deductions of any Participant as necessary to enforce such limit or if payroll deductions exceed the amount that may be purchased pursuant to the Share Limit as defined in Section 10(b) below, Workday shall refund any accumulated payroll deductions that may not be applied to the purchase of shares due to the applicable Maximum Dollar Amount or Share Limit as determined by Sections 10(a) and (b), with such refund occurring as soon as practicable following the applicable Purchase Date without interest (except to the extent required due to local legal requirements outside the U.S.).

(b)
The Board or Committee may, in its sole discretion, set a lower maximum number of shares which may be purchased by any Participant during any Offering Period than that determined under Section 10(a) above, which will be the “Maximum Share Limit” for subsequent Offering Periods; provided, however, in no event will a Participant be permitted to purchase more than ten thousand (10,000) Shares during any one Purchase Period irrespective of the limits set forth in (a) and (b) hereof, or such lower share limit (the “Share Limit”) as the Committee may determine from time to time. The initial Share Limit is 1,500 shares during any one Purchase Period or such greater (not to exceed the Maximum Share Limit) or lesser number, in either case as the Committee or Board may determine. If a new Share Limit is set, then all Participants will be notified of such Share Limit prior to the commencement of the next Offering Period for which it is to be effective. The Share Limit will continue to apply with respect to all succeeding Offering Periods unless revised by the Board or Committee as set forth above.

(c)
If the number of shares to be purchased on a Purchase Date by all Participants exceeds the number of shares then available for issuance under this Plan, then Workday will make a pro rata allocation of the remaining shares in as uniform a manner as will be reasonably practicable and as Workday determines to be equitable. In such event, Workday will give written notice of such reduction of the number of shares to be purchased under a Participant’s option to each Participant affected.

(d)
Any payroll deductions accumulated on behalf of a Participant which are not used to purchase stock due to the limitations in this Section 10, and not covered by Section 9(e), as applicable, will be returned to the Participant as soon as practicable after the end of the applicable Purchase Period, without interest (except to the extent required due to local legal requirements outside the U.S.).

2026 Proxy Statement | B-5

APPENDIX B
11.
Withdrawal.

(a)
Each Participant may withdraw from an Offering Period under this Plan pursuant to a method specified by Workday. Such withdrawal may be elected at any time prior to the last fifteen (15) days of an Offering Period, or such other time period as specified by Workday.

(b)
Upon withdrawal from this Plan, the accumulated payroll deductions will be returned to the withdrawn Participant, without interest (except to the extent required by local legal requirements outside the U.S.), and the Participant’s interest in this Plan will terminate. In the event a Participant voluntarily elects to withdraw from this Plan, the Participant may not resume participation in this Plan during the same Offering Period, but may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by re-enrolling in this Plan in the manner set forth in Section 6 above.

12.
Termination of Employment. If a Participant’s employment terminates for any reason, including but not limited to retirement, death, disability, or the failure of a Participant to remain an eligible Employee of Workday or of a Participating Corporation, or the failure of a Parent, Subsidiary or Affiliate to remain a Participating Corporation for any reason, the Participant’s participation in this Plan will terminate as of the date of such termination. In such event, accumulated payroll deductions credited to the Participant will be returned to the Participant or, in the case of the Participant’s death, to the Participant’s legal representative, without interest (except to the extent required due to local legal requirements outside the U.S.). For purposes of this Section 12, an Employee will not be deemed to have ceased to provide services or failed to remain in the continuous employ of Workday or of a Participating Corporation in the case of sick leave, military leave, or any other leave of absence approved by Workday or as so provided pursuant to a formal policy adopted from time to time by Workday; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute. Workday will have sole discretion to determine whether a Participant has terminated employment and the effective date on which the Participant terminated employment, regardless of any notice period or garden leave required under local employment law.

13.
Return of Payroll Deductions. In the event a Participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board or Committee, Workday will deliver to the Participant all accumulated payroll deductions accumulated on behalf of such Participant which were not previously used to purchase Shares. No interest will accrue on the payroll deductions of a Participant in this Plan (except to the extent required due to local legal requirements outside the U.S.).

14.
Capital Changes. If the number or class of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of Workday, without consideration, then, as applicable, the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 1 and 10 will be proportionately adjusted, subject to any required action by the Board or the stockholders of Workday and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

15.
Non-assignability. Neither payroll deductions accumulated on behalf of a Participant nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or, if permitted by the Committee or Workday, the designation of a beneficiary pursuant to a method specified by Workday) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be void and without effect.

16.
Use of Participant Funds and Reports. Workday may use all payroll deductions received or held by it under the Plan for any corporate purpose, and Workday will not be required to segregate Participant payroll deductions (except to the extent required due to local legal requirements outside the U.S.). Until Shares are issued, Participants will only have the rights of an unsecured creditor (except to the extent required by local legal requirements outside the U.S.). Each Participant will receive a report containing, or otherwise have access to, the following information promptly after the end of each Purchase Period: the total payroll deductions (or other contributions) accumulated, the number of shares purchased, the Purchase Price thereof and the remaining cash balance, if any, carried forward or refunded, as determined by Workday, to the next Purchase Period or Offering Period, as the case may be.

B-6 | workday.com

APPENDIX B
17.
Notice of Disposition. Each U.S. taxpayer Participant will notify Workday in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the “Notice Period”). Workday may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting Workday’s transfer agent to notify Workday of any transfer of the shares. The obligation of the Participant to provide such notice will continue notwithstanding the placement of any such legend on the certificates.

18.
No Rights to Continued Employment. Neither this Plan nor the grant of any option hereunder will confer any right on any Employee to remain in the employ of Workday or any Participating Corporation, or restrict any right Workday or any Participating Corporation may have to terminate such Employee’s employment.

19.
Equal Rights and Privileges. All eligible Employees granted an option under this Plan that is intended to meet the Code Section 423 requirements will have equal rights and privileges with respect to this Plan or within any separate offering under the Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code will, without further act or amendment by Workday, the Committee or the Board, be reformed to comply with the requirements of Section 423 (unless such provision applies exclusively to options granted under the Plan that are not intended to comply with Code Section 423 requirements). This Section 19 will take precedence over all other provisions in this Plan.

20.
Notices. All notices or other communications by a Participant to Workday under or in connection with this Plan will be deemed to have been duly given when received in the form specified by Workday at the location, or by the person, designated by Workday for the receipt thereof.

21.
Term; Stockholder Approval. This Plan originally became effective on October 11, 2012, the date on which the Registration Statement covering the initial public offering of Workday’s Common Stock was declared effective by the U.S. Securities and Exchange Commission. The amendment and restatement of this Plan will become effective on the Effective Date. This Plan will be approved by the stockholders of Workday within twelve (12) months before or after the date this Plan is adopted by the Board. Any amendment to this Plan that requires approval by stockholders of Workday will be done in any manner permitted by applicable law. No purchase of shares that are subject to such stockholder approval before becoming available under this Plan will occur prior to stockholder approval of such shares and the Board or Committee may delay any Purchase Date and postpone the commencement of any Offering Period subsequent to such Purchase Date as deemed necessary or desirable to obtain such approval (provided that if a Purchase Date would occur more than twenty-four (24) months after commencement of the Offering Period to which it relates, then such Purchase Date will not occur and instead such Offering Period will terminate without the purchase of such shares and Participants in such Offering Period will be refunded their contributions without interest, unless the payment of interest is required under local laws). This Plan will continue until the earlier to occur of (a) termination of this Plan by the Board or the Committee (which termination may be effected by the Board or the Committee at any time pursuant to Section 24 below) or (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan.

22.
Conditions Upon Issuance of Shares; Limitation on Sale of Shares. Shares will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of U.S. and non-U.S. law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, exchange control restrictions and/or securities law or other legal restrictions outside the U.S., and will be further subject to the approval of counsel for Workday with respect to such compliance. Shares may be held in trust or subject to further restrictions as permitted by any Subplan.

23.
Applicable Law. The Plan will be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

24.
Amendment or Termination. The Board or the Committee, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Board or the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled,

2026 Proxy Statement | B-7

APPENDIX B
if determined by the Board or the Committee in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 14). If an Offering Period is terminated prior to its previously-scheduled expiration, all amounts then credited to Participants’ accounts for such Offering Period which have not been used to purchase shares of Common Stock will be returned to those Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable. Further, the Committee will be entitled to establish rules to change the Purchase Periods and Offering Periods, limit the frequency and/or number of changes in the amount withheld or contributed during a Purchase Period or an Offering Period, the Committee or Workday may establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, the Committee or Workday may permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the administration of the Plan, the Committee or Workday may establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as Workday or the Committee determines in its sole discretion advisable which are consistent with the Plan. Such actions will not require stockholder approval or the consent of any Participants. However, no amendment will be made without approval of the stockholders of Workday (obtained in accordance with Section 21 above) within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would increase the number of shares that may be issued under this Plan or otherwise require stockholder approval under Code Section 423. In addition, in the event the Board or Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or Committee may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequences including, but not limited to: (i) amending the definition of Compensation, including with respect to an Offering Period underway at the time; (ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; (iii) shortening any Offering Period by setting a Purchase Date, including an Offering Period underway at the time of the Board or Committee action; (iv) reducing the maximum percentage of Compensation a participant may elect to set aside as payroll deductions; and (v) reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period. Such modifications or amendments will not require approval of the stockholders of Workday or the consent of any Participants.
25.
Corporate Transactions. In the event of a Corporate Transaction, each outstanding right to purchase Workday Common Stock will be assumed or an equivalent option substituted by the successor corporation or a parent or a subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the purchase right, the Offering Period with respect to which such purchase right relates will be shortened by setting a new Purchase Date (the “New Purchase Date”) and will end on the New Purchase Date. The New Purchase Date will occur on or prior to the consummation of the Corporate Transaction, and the Plan will terminate on the consummation of the Corporate Transaction.

26.
Tax Qualification. Although Workday may endeavor to (i) qualify an option to purchase Workday Common Stock for favorable tax treatment under the laws of the U.S. or jurisdictions outside of the U.S. or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), Workday makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. Workday will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

27.
Definitions.

(a)
“Affiliate” means any entity, other than a Subsidiary or Parent, (i) that, directly or indirectly, is controlled by, controls or is under common control with, Workday and (ii) in which Workday has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

(b)
“Board” means the Board of Directors of Workday.

(c)
“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(d)
“Common Stock” means the Class A common stock of Workday.

B-8 | workday.com

APPENDIX B
(e)
“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of Workday representing fifty percent (50%) or more of the total voting power represented by Workday’s then outstanding voting securities; (ii) the consummation of the sale or disposition by Workday of all or substantially all of Workday’s assets; (iii) the consummation of a merger or consolidation of Workday with any other corporation, other than a merger or consolidation which would result in the voting securities of Workday outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of Workday or such surviving entity or its parent outstanding immediately after such merger or consolidation; or (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of Workday give up all of their equity interest in Workday (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of Workday).

(f)
“Effective Date” means the date this amendment and restatement is approved by the stockholders of Workday, which shall be within twelve (12) months of the approval of the Plan by the Board.

(g)
“Employee” means any person providing services to Workday or any Participating Corporation as an employee. Neither service as a director nor payment of a director’s fee by Workday will be sufficient to constitute “employment” by Workday.

(h)
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(i)
“Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i)
if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in such source as the Board or Committee deems reliable, or if such principal national securities exchange is not open for business on the date that Fair Market Value is being determined, the closing price as reported on the preceding business day on which that exchange was open for business;

(ii)
if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination (or if such date is not a business day, on the preceding business day) as reported in such source as the Board or Committee deems reliable; or

(iii)
by the Board or the Committee in good faith.

(j)
“Offering Date” means the first U.S. business day of each Offering Period.

(k)
“Offering Period” means a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined by the Board or Committee pursuant to Section 5(a).

(l)
“Parent” has the same meaning as “parent corporation” in Sections 424(e) and 424(f) of the Code.

(m)
“Participant” means an eligible Employee who meets the eligibility requirements set forth in Section 4 and who elects to participate in the Plan, subject and pursuant to Section 6.

(n)
“Participating Corporation” means any Parent, Subsidiary or Affiliate that the Board designates from time to time as a corporation that will participate in this Plan.

(o)
“Plan” means this Workday, Inc. Amended and Restated 2012 Employee Stock Purchase Plan, as may be amended from time to time.

(p)
“Purchase Date” means the last U.S. business day of each Purchase Period.

(q)
“Purchase Period” means a period during which contributions may be made toward the purchase of Common Stock under the Plan, as determined pursuant to Section 5(b).

2026 Proxy Statement | B-9

APPENDIX B
(r)
“Purchase Price” means the price at which Participants may purchase shares of Common Stock under the Plan, as determined pursuant to Section 8.

(s)
“Securities Act” means the U.S. Securities Act of 1933, as amended.

(t)
“Subsidiary” has the same meaning as “subsidiary corporation” in Sections 424(e) and 424(f) of the Code.

(u)
“Workday” means Workday, Inc., a Delaware corporation, or any successor corporation.

B-10 | workday.com

© 2026 Workday, Inc. All rights reserved. WORKDAY and the Workday logos are trademarks of Workday, Inc., registered in the United States and elsewhere.

workday.

WORKDAY, INC.
6110 STONERIDGE MALL ROAD
PLEASANTON, CA 94588

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

WORKDAY, INC.

The Board of Directors recommends you vote FOR each of the following nominees:

	For	Against	Abstain
1. Election of Class II Directors.			
1a. Wayne A.I. Frederick, M.D.	☐	☐	☐
1b. Mark J. Hawkins	☐	☐	☐
1c. Rhonda J. Morris	☐	☐	☐
1d. George J. Still, Jr.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5.

The Board of Directors recommends you vote AGAINST proposals 6 and 7.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

WORKDAY, INC.6110 STONERIDGE MALL ROAD PLEASANTON, CA 94588 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveGo online to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Daylight Time on June 15, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/WDAY2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Daylight Time on June 15, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V95752-P46616 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 1a.Wayne A.I. Frederick, M.D.!!!1b.Mark J. Hawkins!!!1c.Rhonda J. Morris!!!1d.George J. Still, Jr.!!!ForAgainstAbstain!!!!!!!!!!!!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Combined Proxy Statement and Annual Report are available at www.proxyvote.com.V95753-P46616PROXY WORKDAY, INC.2026 Annual Meeting of Stockholders to be Held on June 16, 2026THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF WORKDAY, INC.The undersigned hereby appoints Aneel Bhusri and Richard H. Sauer, and either of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side, all the shares of Workday, Inc. common stock which the undersigned is entitled to vote as of April 17, 2026, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Workday, Inc. to be held on June 16, 2026, at 9:00 a.m. Pacific Daylight Time as a virtual meeting via the Internet at www.virtualshareholdermeeting.com/WDAY2026, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The undersigned hereby revokes any proxy previously given to vote at such meeting.Continued and to be signed on reverse side